                                                                   EXHIBIT 10.29

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                                CREDIT AGREEMENT

                            DATED AS OF MAY 17, 2000

                                      AMONG

                              KRANE HOLDINGS, INC.
                                       AND
                         KRANE ACQUISITION CORPORATION,
                                  AS BORROWERS,

                       LASALLE BANK NATIONAL ASSOCIATION,
                    AS AGENT, ISSUING LENDER AND AS A LENDER,

                                       AND

                THE OTHER LENDERS FROM TIME TO TIME PARTY HERETO


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


                                TABLE OF CONTENTS

SECTION 1 DEFINITIONS.........................................................................................1

      1.1 Definitions.........................................................................................1
      1.2 Other Interpretive Provisions......................................................................20

SECTION 2 COMMITMENTS OF THE LENDERS; BORROWING, CONVERSION AND LETTER OF CREDIT PROCEDURES..................21
      2.1 Commitments........................................................................................21
            2.1.1  Term Loan A Commitment....................................................................21
            2.1.2  Term Loan B Commitment....................................................................22
            2.1.3  Revolving Loan Commitment.................................................................23
            2.1.4  LC Commitment.............................................................................23
      2.2 Loan Procedures....................................................................................23
            2.2.1  Various Types of Loans....................................................................23
            2.2.2  Borrowing Procedures......................................................................23
            2.2.3  Conversion and Continuation Procedures....................................................24
      2.3 Letter of Credit Procedures........................................................................25
            2.3.1  LC Applications...........................................................................25
            2.3.2  Participations in Letters of Credit.......................................................25
            2.3.3  Reimbursement Obligations.................................................................26
            2.3.4  Limitation on Obligations of Issuing Lender...............................................26
            2.3.5  Funding by Lenders to Issuing Lender......................................................26
      2.4 Commitments Several................................................................................27
      2.5 Certain Conditions.................................................................................27
      2.6 Holdings as Funds Administrator....................................................................27

SECTION 3 NOTES EVIDENCING LOANS.............................................................................29
      3.1 Notes..............................................................................................29
      3.2 Recordkeeping......................................................................................29

SECTION 4 INTEREST...........................................................................................29
      4.1 Interest Rates.....................................................................................29
      4.2 Interest Payment Dates.............................................................................30
      4.3 Setting and Notice of Eurodollar Rates.............................................................30
      4.4 Computation of Interest............................................................................30

SECTION 5 FEES...............................................................................................30
      5.1 Non-Use Fee........................................................................................30
      5.2 Letter of Credit Fees..............................................................................31
      5.3 Upfront Fees.......................................................................................32
      5.4 Agent's Fees.......................................................................................32

SECTION 6 REDUCTION OR TERMINATION OF THE REVOLVING COMMITMENT AMOUNT AND ACQUISITION COMMITMENT
          AMOUNT; PREPAYMENTS................................................................................32
      6.1  Reduction or Termination of the Revolving Commitment Amount and Acquisition Commitment Amount.....32
            6.1.1 Voluntary Reduction or Termination of the Revolving Commitment Amount; Voluntary
                  Reduction of the Term Loan A Maximum Amount................................................32


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
            6.1.2 Mandatory Reductions of Revolving Commitment Amount and the Term Loan A Maximum Amount.....32
            6.1.3 All Reductions of the Revolving Commitment Amount and the Term Loan A Maximum Amount.......33
      6.2  Prepayments.......................................................................................33
            6.2.1 Voluntary Prepayments......................................................................33
            6.2.2 Mandatory Prepayments......................................................................33
      6.3 All Prepayments....................................................................................34

SECTION 7 BANK ACCOUNTS, LOCKBOXES, APPLICATION OF PROCEEDS THEREOF..........................................34
      7.2 Bank Accounts and Lockboxes........................................................................35
      7.3 List of Bank Accounts and Bank Account Statements..................................................35
      7.4 Proceeds of Collateral; Notices to Account Debtors; Lockbox........................................36

SECTION 8 MAKING AND PRORATION OF PAYMENTS; SETOFF; TAXES....................................................36
      8.1 Making of Payments.................................................................................36
      8.2 Application of Certain Payments....................................................................37
      8.3 Deemed Loans.......................................................................................37
      8.4 Due Date Extension.................................................................................37
      8.5 Setoff.............................................................................................37
      8.6 Proration of Payments..............................................................................38
      8.7 Taxes..............................................................................................38

SECTION 9 INCREASED COSTS; SPECIAL PROVISIONS FOR EURODOLLAR LOANS...........................................39
      9.1 Increased Costs....................................................................................39
      9.2 Basis for Determining Interest Rate Inadequate or Unfair...........................................40
      9.3 Changes in Law Rendering Eurodollar Loans Unlawful.................................................41
      9.4 Funding Losses.....................................................................................41
      9.5 Right of Lenders to Fund through Other Offices.....................................................41
      9.6 Discretion of Lenders as to Manner of Funding......................................................42
      9.7 Mitigation of Circumstances; Replacement of Lenders................................................42
      9.8 Conclusiveness of Statements; Survival of Provisions...............................................42

SECTION 10 WARRANTIES........................................................................................43
      10.1 Organization......................................................................................43
      10.2 Authorization; No Conflict........................................................................43
      10.3 Validity and Binding Nature.......................................................................43
      10.4 Financial Condition...............................................................................43
      10.5 No Material Adverse Change........................................................................44
      10.6  Litigation and Contingent Liabilities............................................................44
      10.7  Ownership of Properties; Liens...................................................................44
      10.8  Subsidiaries.....................................................................................44
      10.9  Pension Plans....................................................................................44
      10.10  Investment Company Act..........................................................................45
      10.11  Public Utility Holding Company Act..............................................................45
      10.12  Regulation U....................................................................................45
      10.13  Taxes...........................................................................................45
      10.14  Solvency, etc...................................................................................45
      10.15  Environmental Matters...........................................................................46
      10.16  Year 2000 Problem...............................................................................47

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

      10.17  Insurance.......................................................................................47
      10.18  Real Property...................................................................................47
      10.19  Information.....................................................................................47
      10.20  Intellectual Property...........................................................................48
      10.21  Burdensome Obligations..........................................................................48
      10.22  Labor Matters...................................................................................48
      10.23  No Default......................................................................................48
      10.24  Acquisition and Merger Agreement; Etc...........................................................48
      10.25  Capitalization..................................................................................49
      10.26  Incorporation of Certain Representations and Warranties.........................................49

SECTION 11  COVENANTS........................................................................................49
      11.1  Reports, Certificates and Other Information......................................................50
              11.1.1   Annual Report.........................................................................50
              11.1.2   Interim Reports.......................................................................50
              11.1.3   Compliance Certificates...............................................................51
              11.1.4   Reports to the SEC and to Shareholders; Deliveries in respect of Subordinated Debt....51
              11.1.5   Notice of Default, Litigation and ERISA Matters.......................................51
              11.1.6   Borrowing Base Certificates...........................................................52
              11.1.7   Management Reports....................................................................52
              11.1.8   Projections...........................................................................52
              11.1.9   Subordinated Debt Notices.............................................................53
              11.1.10  Year 2000 Problem.....................................................................53
              11.1.11  Other Information.....................................................................53
      11.2  Books, Records and Inspections...................................................................53
      11.3  Maintenance of Property; Insurance...............................................................53
      11.4  Compliance with Laws; Payment of Taxes and Liabilities...........................................55
      11.5  Maintenance of Existence, etc....................................................................55
      11.6  Financial Covenants..............................................................................55
              11.6.1   Fixed Charge Coverage Ratio...........................................................55
              11.6.2   Interest Coverage Ratio...............................................................56
              11.6.3   Total Debt to EBITDA Ratio............................................................57
              11.6.4   Senior Debt to EBITDA Ratio...........................................................57
              11.6.5   Capital Expenditures..................................................................58
              11.6.6   Minimum EBITDA........................................................................58
      11.7 Limitations on Debt...............................................................................59
      11.8 Liens.............................................................................................60
      11.9 Operating Leases..................................................................................61
      11.10 Restricted Payments..............................................................................61
      11.11 Mergers, Acquisitions, Consolidations, Sales.....................................................62
      11.12 Modification of Organizational Documents.........................................................62
      11.13 Use of Proceeds..................................................................................62
      11.14 Further Assurances...............................................................................62
      11.15 Transactions with Affiliates.....................................................................63
      11.16 Employee Benefit Plans...........................................................................63
      11.17 Environmental Matters............................................................................63
      11.18 Unconditional Purchase Obligations...............................................................63
      11.19 Inconsistent Agreements..........................................................................63
      11.20 Business Activities..............................................................................64
      11.21 Investments......................................................................................64


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


      11.22 Restriction of Amendments to Certain Documents...................................................65
      11.23 Interest Rate Protection.........................................................................65
      11.24 Fiscal Year......................................................................................65
      11.25 Cancellation of Debt.............................................................................65
      11.26 Other Accounts...................................................................................65
      11.27 Krane Earnout; Amended Financial Covenants; Etc..................................................66
      11.28 Collateral Access Agreements.....................................................................66

SECTION 12  EFFECTIVENESS; CONDITIONS OF LENDING, ETC........................................................66
      12.1  Initial Credit Extension.........................................................................66
              12.1.1  Notes..................................................................................67
              12.1.2  Resolutions............................................................................67
              12.1.3  Consents, etc..........................................................................67
              12.1.4  Incumbency and Signature Certificates..................................................67
              12.1.5  Security Agreement.....................................................................67
              12.1.6  Pledge Agreement.......................................................................67
              12.1.7  Depositary Account Agreements..........................................................67
              12.1.8  Bank Agent Accounts and Lockbox........................................................67
              12.1.9  Real Estate Documents..................................................................67
              12.1.10  Acquisition Agreement Assignment......................................................68
              12.1.11  Subordination/Intercreditor Agreements................................................68
              12.1.12  Opinions of Counsel...................................................................68
              12.1.13  Insurance.............................................................................68
              12.1.14  Copies of Documents...................................................................69
              12.1.15  Payment of Fees.......................................................................69
              12.1.16  Solvency Certificate..................................................................69
              12.1.17  Pro Forma.............................................................................69
              12.1.18  Search Results; Lien Terminations.....................................................69
              12.1.19  Filings, Registrations and Recordings.................................................69
              12.1.20  Closing Certificate...................................................................69
              12.1.21  Life Insurance and Life Insurance Collateral Assignment...............................70
              12.1.22  Acquisition and Merger Transaction Certificate, Consents and Permits..................70
              12.1.23  Other.................................................................................70
      12.2  Conditions to All Loans..........................................................................70
              12.2.1  Compliance with Warranties, No Default, etc............................................70
              12.2.2  Confirmatory Certificate...............................................................70
              12.3.1  Conditions Satisfied...................................................................71
              12.3.2  Notice.................................................................................71
              12.3.3  Prairie................................................................................71
              12.3.4  Use of Proceeds........................................................................71
              12.3.5  Pro Forma Compliance...................................................................71
              12.3.6  Subordination..........................................................................71
              12.3.7  Outside Date...........................................................................72
              12.3.8  Adjustment of Covenant Levels; Audited Financial Statements............................72
              12.3.9  Other Deliveries.......................................................................72

SECTION 13  EVENTS OF DEFAULT AND THEIR EFFECT...............................................................72
      13.1  Events of Default................................................................................72
              13.1.1  Non-Payment of the Loans, etc..........................................................72
              13.1.2  Non-Payment of Other Debt..............................................................73


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
              13.1.3  Other Material Obligations.............................................................73
              13.1.4  Bankruptcy, Insolvency, etc............................................................73
              13.1.5  Non-Compliance with Loan Documents.....................................................73
              13.1.6  Warranties.............................................................................73
              13.1.7  Pension Plans..........................................................................74
              13.1.8  Judgments..............................................................................74
              13.1.9  Invalidity of Collateral Documents, etc................................................74
              13.1.10  Invalidity of Subordination Provisions, etc...........................................74
              13.1.11  Change of Control.....................................................................74
              13.1.12  Change of Management..................................................................75
      13.2  Effect of Event of Default.......................................................................75

SECTION 14  THE AGENT........................................................................................76
      14.1  Appointment and Authorization....................................................................76
      14.2  Delegation of Duties.............................................................................76
      14.3  Liability of Agent...............................................................................76
      14.4  Reliance by Agent................................................................................77
      14.5  Notice of Default................................................................................77
      14.6  Credit Decision..................................................................................77
      14.7  Indemnification..................................................................................78
      14.8  Agent in Individual Capacity.....................................................................78
      14.9  Successor Agent..................................................................................79
      14.10  Collateral Matters..............................................................................79

SECTION 15  GENERAL..........................................................................................79
      15.1  Waiver; Amendments...............................................................................79
      15.2  Confirmations....................................................................................80
      15.3  Notices..........................................................................................80
      15.4  Computations.....................................................................................80
      15.5  Regulation U.....................................................................................81
      15.6  Costs, Expenses and Taxes........................................................................81
      15.7  Captions.........................................................................................81
      15.8  Assignments; Participations......................................................................81
              15.8.1  Assignments............................................................................81
              15.8.2  Participations.........................................................................83
      15.9  Governing Law....................................................................................83
      15.10  Counterparts....................................................................................84
      15.11  Successors and Assigns..........................................................................84
      15.12  Joint and Several Liability of Borrowers........................................................84
      15.13  Indemnification by the Borrowers................................................................85
      15.14  Nonliability of Lenders.........................................................................86
      15.15  FORUM SELECTION AND CONSENT TO JURISDICTION.....................................................86
      15.16  Waiver of Jury Trial............................................................................87



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


                                    SCHEDULES

SCHEDULE 2.1      Lenders and Pro Rata Shares
SCHEDULE 3.1(a)   Term Loans A Installments (Aggregate)
SCHEDULE 3.1(b)   Term Loans B Installments (Aggregate)
SCHEDULE 7.2      Master Account; Operating Accounts; Zero Balance Accounts
SCHEDULE 7.3      List of Bank Accounts and Payroll and Petty Cash Accounts
SCHEDULE 10.6     Litigation and Contingent Liabilities
SCHEDULE 10.8     Subsidiaries
SCHEDULE 10.15    Environmental Matters
SCHEDULE 10.17    Insurance
SCHEDULE 10.18    Real Property
SCHEDULE 10.22    Labor Matters
SCHEDULE 10.25    Capitalization
SCHEDULE 11.3     Risks and Liabilities
SCHEDULE 11.7     Existing Debt
SCHEDULE 11.8     Existing Liens
SCHEDULE 11.21    Investments
SCHEDULE 12.1     Debt to Be Repaid
SCHEDULE 13.1.11  Change of Control
SCHEDULE 15.3     Addresses for Notices

                                    EXHIBITS


EXHIBIT A-1         Form of Term Note A (Section 3.1)
EXHIBIT A-2         Form of Term Note B (Section 3.1)
EXHIBIT A-3         Form of Revolving Note (Section 3.1)
EXHIBIT B           Form of Compliance Certificate (Section 11.1.3)
EXHIBIT C           Security Agreement (Section 1.1)
EXHIBIT D           Pledge Agreement (Section 1.1)
EXHIBIT E           Acquisition Agreement Assignment (Section 1.1)
EXHIBIT F           Form of Borrowing Base Certificate (Section 1.1)
EXHIBIT G           Form of Assignment Agreement (Section 1.1)
EXHIBIT H           Opinion of White & Case LLP (Section 12.1.12)
EXHIBIT I           Solvency Certificate (Section 12.1.16)
EXHIBIT J           Life Insurance Collateral Assignment (Section 1.1)

                                CREDIT AGREEMENT

         THIS CREDIT AGREEMENT, dated as of May 17, 2000 (this "Agreement"), is entered into among KRANE ACQUISITION CORPORATION, a New York corporation ("Krane Acquisition Co."), KRANE HOLDINGS, INC., a Delaware corporation ("Holdings") (Krane Acquisition Co. and Holdings, together with their respective successors and assigns permitted hereunder, including Krane Products, Inc., a New York corporation ("Krane"), sometimes hereinafter are referred to individually as a "Borrower" and collectively as "Borrowers"), HOLDINGS, in its capacity as funds administrator and borrowing agent for the Borrowers (in such capacity, the "Funds Administrator"), the financial institutions that are or from time to time hereafter may become parties hereto (together with their respective successors and assigns, the "Lenders"), and LASALLE BANK NATIONAL ASSOCIATION (in its individual capacity, "LaSalle"), as the Agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Agent").

         WHEREAS, the Lenders have agreed to make available to the Borrowers a revolving credit facility (which includes letters of credit) and certain term loan facilities, all upon the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

         SECTION    1  DEFINITIONS.

         1.1 Definitions. When used herein the following terms shall have the following meanings:

         Account Debtor means any Person who is obligated to any Borrower under an Account Receivable.

         Account Receivable means, with respect to any Person, any right of such Person to payment for goods sold or leased or for services rendered, whether or not evidenced by an instrument or chattel paper and whether or not yet earned by performance.

         Acquisition Agreement Assignment means, a purchase agreement assignment in substantially the form of Exhibit E.

         Acquisition and Merger Transaction means the merger by Krane Acquisition Co. with and into Krane, pursuant to which Krane shall be the surviving Person pursuant to the Acquisition and Merger Agreement, and the other transactions related to and contemplated by the Acquisition and Merger Agreement.

         Acquisition and Merger Agreement means, collectively, the Agreement and Plan of Merger dated as of May 10, 2000 among the Borrowers, Krane, Sami Mnaymneh, AHD and the Sellers, together with all definitive agreements, documents and instruments executed in connection therewith.

         Adjusted Working Capital means the remainder of:

                           (a) the amount by which (i) the consolidated current
                  assets of the Borrowers and their respective Subsidiaries, exceeds (ii) the amount of cash and cash equivalents included in such consolidated current assets;

                  minus

                           (b) the amount by which (i) the consolidated current
                  liabilities of the Borrowers and their respective Subsidiaries, exceeds (ii) the amount of short-term Debt (including current maturities of long-term Debt) of the Borrowers and their respective Subsidiaries included in such consolidated current liabilities.

         Affected Loan - see Section 9.3.

         Affiliate of any Person means (i) any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person and (ii) any officer or director of such Person. A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power to vote five percent (5%) or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managers or power to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         Agent means LaSalle, in its capacity as Agent for the Lenders hereunder, and any successor thereto in such capacity.

         Agreement - see the Preamble.

         AHD means American Home Direct Corp., a New York corporation.

         Ancillary Acquisition means the acquisition by Sami Mnaymneh of ten percent (10%) of the equity interests of AHD pursuant to the Acquisition and Merger Agreement.

         Asset Sale means the sale, lease, assignment or other transfer for value (each a "Disposition") by any Borrower or any Subsidiary of any Borrower to any Person

         (other than to any other Borrower or any Wholly-Owned Subsidiary of any Borrower) of any asset or right of any Borrower or any Subsidiary of any Borrower, other than (a) the Disposition of any asset which is to be replaced, and is in fact replaced, within one hundred eighty (180) days after the consummation of such Disposition with another asset performing the same or a similar function, (b) the sale or lease of Inventory in the ordinary course of business and (c) other Dispositions to the extent the Net Proceeds thereof do not exceed $100,000 in the aggregate in any Fiscal Year.

         Assignment Agreement - see Section 15.8.1.

         Attorney Costs means, with respect to any Person, all reasonable and documented fees and charges of any counsel to such Person, the reasonable allocable cost of internal legal services of such Person, all reasonable disbursements of such internal counsel and all court costs and similar legal expenses.

         Bank Accounts - see Section 7.1.

         Base Rate means at any time the greater of (a) the Federal Funds Rate, plus one-half of one percent (0.5%), and (b) the Prime Rate.

         Base Rate Loan means any Loan which bears interest at or by reference to the Base Rate.

         Base Rate Margin means (i) with respect to any Revolving Loan, one and three-quarters percent (1.75%), and (ii) with respect to any Term Loan, two percent (2.00%).

         Borrower and Borrowers - see the Preamble.

         Borrowing Base means, at any time, an amount equal to eighty percent (80%) of the unpaid amount of all Eligible Accounts Receivable at such time.

         Borrowing Base Certificate means a certificate substantially in the form of Exhibit F.

         Business Day means any day on which LaSalle is open for commercial banking business in Chicago, Illinois and, in the case of a Business Day which relates to a Eurodollar Loan, on which dealings are carried on in the London interbank eurodollar market.

         Capital Expenditures means all expenditures which, in accordance with GAAP, would be required to be capitalized and shown on the consolidated balance sheet of Borrowers and their respective Subsidiaries, but excluding expenditures made in connection with the replacement, substitution or restoration of assets to the extent financed (i) from insurance proceeds (or other similar recoveries) paid on account of the loss of or damage to the assets being replaced or restored, (ii) with awards of compensation arising from the taking by eminent domain or condemnation of the assets being replaced or (iii) substantially concurrently with the proceeds from the sale of similar assets.

         Capital Lease means, with respect to any Person, any lease of (or other agreement conveying the right to use) any real or personal property by such Person that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of such Person.

         Cash Collateralize means to deliver cash collateral to the Agent, to be held as cash collateral for outstanding Letters of Credit, pursuant to documentation satisfactory to the Agent. Derivatives of such term shall have corresponding meanings.

         Cash Equivalent Investment means, at any time, (a) any evidence of Debt, maturing not more than one year after such time, issued or guaranteed by the United States Government or any agency thereof, (b) commercial paper, maturing not more than one year from the date of issue, or corporate demand notes, in each case (unless issued by a Lender or its holding company) rated at least A-l by Standard & Poor's Ratings Group or P-l by Moody's Investors Service, Inc., (c) any certificate of deposit (or time deposits represented by such certificates of deposit) or banker's acceptance, maturing not more than one year after such time, or overnight Federal Funds transactions that, in any such case, are issued or sold by LaSalle or its holding company or by a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000 and (d) any repurchase agreement entered into with LaSalle (or other commercial banking institution of the stature referred to in clause (c)) which (i) is secured by a fully perfected security interest in any obligation of the type described in any of clauses (a) through (c) and (ii) has a market value at the time such repurchase agreement is entered into of not less than one hundred percent (100%) of the repurchase obligation of LaSalle (or other commercial banking institution) thereunder.

         Cash Instruments means all cash, checks, drafts and other similar writings for the payment of money.

         CERCLA - see Section 10.15(a).

         Closing Date - see Section 12.1.

         Code means the Internal Revenue Code of 1986, as amended.

         Collateral Documents means the Security Agreement, the Acquisition Agreement Assignment, each Mortgage, each Pledge Agreement, each Guaranty, all Depositary Account Agreements, the Life Insurance Collateral Assignment and any other agreement or instrument pursuant to which any Loan Party or any other Person grants collateral to the Agent, for the benefit of the Agent and the Lenders.

         Commitment means, as to any Lender, such Lender's commitment to make Loans, and to issue or participate in Letters of Credit, under this Agreement. The initial amount of each Lender's Pro Rata Share of the Revolving Commitment Amount and of the aggregate amount of the Term Loans A and the Term Loans B is set forth on Schedule 2.1.

         Computation Period means each period of four consecutive Fiscal Quarters ending on the last day of a Fiscal Quarter commencing with the Fiscal Quarter ending September 30, 2000.

         Consolidated Net Income means, with respect to the Borrowers and their respective Subsidiaries for any period, the net income (or loss) of the Borrowers and their respective Subsidiaries for such period, excluding any gains or losses from Asset Sales (and transactions of a type described in clauses (a) and (c) of the definition of "Asset Sales"), any extraordinary gains or losses and any gains or losses from discontinued operations.

         Controlled Group means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with any Borrower, are treated as a single employer under
         Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA.

         Debt of any Person means, without duplication, (a) all indebtedness for borrowed money of such Person, whether or not evidenced by bonds, debentures, notes or similar instruments, (b) all obligations of such Person as lessee under Capital Leases which have been or should be recorded as liabilities on a balance sheet of such Person in accordance with GAAP, (c) all obligations of such Person to pay the deferred purchase price of property or services (other than trade payables and other current liabilities incurred in the ordinary course of business which are not more than ninety (90) days past due unless the same are being contested in good faith by appropriate proceedings and with respect to which a Borrower or any of its Subsidiaries, as the case may be, has set aside adequate reserves therefor in accordance with GAAP consistently applied), (d) all indebtedness secured by a Lien on the property of such Person, whether or not such indebtedness shall have been assumed by such Person, (e) all obligations, contingent or otherwise, with respect to the face amount of all letters of credit (whether or not drawn) and banker's acceptances issued for the account of such Person (including the Letters of Credit) and any other commitments by which such Person assures a creditor against loss, (f) all Hedging Obligations of such Person, (g) all Suretyship Liabilities of such Person, (h) any unsatisfied obligation for liabilities pursuant to Section 4201 of ERISA and/or any contributions pursuant to Section 4243 of ERISA with respect to all Multiemployer Pension Plans, and (i) all Debt of any partnership of which such Person is a general partner.

         Debt to Be Repaid means Debt listed on Schedule 12.1.

         Depositary Account Agreement - see Section 7.1.

         Depository Bank - see Section 7.1.

         Designated Proceeds - see Section 6.2.2(a).

         Disposal - see the definition of "Release".

         Dollar and the sign "$" mean lawful money of the United States of America.

         EBITDA means, for any period, Consolidated Net Income for such period, plus or minus, as applicable, to the extent deducted or added in determining such Consolidated Net Income, Interest Expense, non-cash interest expense, non-cash compensation expense, non-cash purchase accounting adjustments, income tax expense, depreciation and amortization (including amortization of capitalized debt issuance costs) for such period; provided, that, notwithstanding the foregoing, for any calculation of EBITDA that is to include all or any portion of EBITDA for the Fiscal Quarters ended December 31, 1999 and March 31, 2000, such portion of EBITDA shall be determined as follows: (a) with respect to the Fiscal Quarter ended December 31, 1999 or any portion thereof, EBITDA shall be deemed to equal $739,000 (or the respective portion of such amount determined by multiplying such amount by a fraction, the numerator of which is the number of days during such Fiscal Quarter included in such calculation and the denominator of which is ninety two (92)) and (b) with respect to the Fiscal Quarter ended March 31, 2000 or any portion thereof, EBITDA shall be deemed to equal $1,252,000 (or the respective portion of such amount determined by multiplying such amount by a fraction, the numerator of which is the number of days during such Fiscal Quarter included in such calculation and the denominator of which is ninety one (91)).

         Eligible Account Receivable means an Account Receivable owing to any Borrower (other than Holdings) which meets each of the following requirements:

                           (1) it arises from the sale or lease of goods or the
                  rendering of services by such Borrower; and, if it arises from the sale of goods, (a) such goods substantially comply with such Account Debtor's specifications (if any) and have been delivered to such Account Debtor and (b) such Borrower has possession of, or if requested by the Agent, has delivered to the Agent, delivery receipts evidencing such delivery;

                           (2) it (a) is subject to a perfected Lien in favor of
                  the Agent and (b) is not subject to any other assignment, claim or Lien;

                           (3) it is a valid, legally enforceable and
                  unconditional obligation of the Account Debtor with respect thereto, and is not subject to any counterclaim, credit, allowance, discount, rebate or adjustment by the Account Debtor with respect thereto, or to any claim by such Account Debtor denying liability thereunder in whole or in part (provided, that in the event any counterclaim, credit, allowance, rebate or adjustment is asserted, or discount is granted, the Account Receivable shall only be ineligible pursuant to this clause (3) to the extent of such assertion or discount);

                           (4) there is no bankruptcy, insolvency or liquidation
                  proceeding by or against the Account Debtor with respect thereto;

                           (5) the Account Debtor with respect thereto is a
                  resident or citizen of, and is located within, the United States, unless the sale or lease of goods or services giving rise to such Account Receivable is on letter of credit, banker's acceptance or other credit support terms reasonably satisfactory to the Agent;

                           (6) it is not an Account Receivable arising from a
                  "sale on approval" or "consignment" or "bill and hold" or subject to any other repurchase or return agreement and is not an Account Receivable arising from a "sale or return" under which the Account Debtor with respect thereto has more than sixty (60) days to return the underlying goods (it being understood that effective upon the return of any such underlying goods the respective Account Receivable shall cease to be an Eligible Account Receivable);

                           (7) it is not an Account Receivable with respect to
                  which possession and/or control of the goods sold giving rise thereto is held, maintained or retained by any Borrower (or by any agent or custodian of any Borrower) for the account of or subject to further and/or future direction from the Account Debtor with respect thereto;

                           (8) it arises in the ordinary course of business of
                  such Borrower;

                           (9) if the Account Debtor is the United States or any
                  department, agency or instrumentality thereof, such Borrower has assigned its right to payment of such Account Receivable to the Agent pursuant to the Assignment of Claims Act of 1940, as amended;

                           (10) if any Borrower maintains a credit limit for the
                  respective Account Debtor, the aggregate dollar amount of Accounts Receivable due from such Account Debtor, including such Account Receivable, does not exceed such credit limit;

                           (11) if such Account Receivable is evidenced by
                  chattel paper or an instrument, the originals of such chattel paper or instrument shall have been endorsed and/or assigned and delivered to the Agent in a manner satisfactory to the Agent;

                           (12) such Account Receivable is not more than (a)
                  ninety (90) days past the due date thereof or (b) ninety (90) days past the original invoice date thereof, in each case according to the original terms of sale;

                           (13) it is not an Account Receivable with respect to
                  an Account Debtor that is located in any jurisdiction which has adopted a statute or other requirement with respect to which any Person that obtains business from within such jurisdiction must file a notice of business activities report or make any other required filings in a timely manner in order to enforce its claims in such jurisdiction's courts unless such notice of business activities report has been duly and timely filed or such Borrower is exempt from filing such report and has provided the Agent with satisfactory evidence of such exemption;

                           (14) the Account Debtor with respect thereto is not a
                  Loan Party or an Affiliate of any Loan Party;

                           (15) it is not owed by an Account Debtor with respect
                  to which twenty-five percent (25%) or more of the aggregate amount of outstanding Accounts Receivable owed at such time by such Account Debtor is classified as ineligible under clause
                  (12) of this definition;

                           (16) if the aggregate amount of all Accounts
                  Receivable owed by the respective Account Debtor to all Borrowers exceeds twenty-five percent (25%) of the aggregate amount of all Accounts Receivable of Borrowers, then all Accounts Receivable owed by such Account Debtor in excess of such amount shall be deemed ineligible;

                           (17) if such Account Receivable is not to be
                  invoiced, such Account Receivable is paid within ninety (90) days after the date service is rendered or goods are sold; and

                           (18) if an invoice is to be issued in connection with
                  such Account Receivable, such invoice is issued within thirty
                  (30) days after the date service is rendered or goods are sold.

         Any Account Receivable which is at any time an Eligible Account Receivable, but which subsequently fails to meet any of the foregoing requirements, shall forthwith cease to be an Eligible Account Receivable until such time as the factor making such Account Receivable ineligible shall have been cured, at which time such Account Receivable will again be included as an Eligible Account Receivable.

         Employment Agreements means employment, confidentiality and noncompetition agreements between Krane and each of Steven Kranz and Gary Kranz.

         Environmental Claims means all claims, however asserted, by any governmental, regulatory or judicial authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment.

         Environmental Laws means all present or future federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any governmental authority, in each case relating to Environmental Matters.

         Environmental Matters means any matter arising out of or relating to health and safety, or pollution or protection of the environment or workplace, including any of the foregoing relating to the presence, use, production, generation, handling, transport, treatment, storage, disposal, distribution, discharge, release, control or cleanup of any Hazardous Substance.

         Equity Documents means, collectively, (i) the Investor Subscription Agreements of even date herewith, in each case between or among Holdings and certain of its shareholders, (ii) the Stockholders' Agreement and (iii) all other related agreements, documents and instruments executed and delivered thereunder.

         ERISA means the Employee Retirement Income Security Act of 1974.

         Equity Interests means all of the equity interests in a Person and all warrants, options and other rights to acquire any equity interests in such Person.

         Eurocurrency Reserve Percentage means, with respect to any Eurodollar Loan for any Interest Period, a percentage (expressed as a decimal) equal to the daily average during such Interest Period of the percentage in effect on each day of such Interest Period, as prescribed by the FRB, for determining the aggregate maximum reserve requirements applicable to "Eurocurrency Liabilities" pursuant to Regulation D or any other then applicable regulation of the FRB which prescribes reserve requirements applicable to "Eurocurrency Liabilities" as presently defined in Regulation D.

         Eurodollar Loan means any Loan which bears interest at a rate determined by reference to the Eurodollar Rate (Reserve Adjusted).

         Eurodollar Margin means (i) with respect to any Revolving Loan, three and one-quarter percent (3.25%), and (ii) with respect to any Term Loan, three and one-half percent (3.50%).

         Eurodollar Office means, with respect to any Lender, the office or offices of such Lender which shall be making or maintaining the Eurodollar Loans of such Lender hereunder. A Eurodollar Office of any Lender may be, at the option of such Lender, either a domestic or foreign office.

         Eurodollar Rate means, with respect to any Eurodollar Loan for any Interest Period, a rate per annum equal to the offered rate for deposits in Dollars for a period equal or comparable to such Interest Period which appears on the Bridge Telerate page 3750 as of 11:00 A.M. (London time) two (2) Business Days prior to the first day of such Interest Period. "Telerate Page 3750 " means the display designated as "Page 3750" on the Telerate Service (or such other page as may replace page 3750 on that service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rates for Dollar deposits).

         Eurodollar Rate (Reserve Adjusted) means, with respect to any Eurodollar Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/16th of 1%) determined pursuant to the following formula:

               Eurodollar Rate     =                  Eurodollar Rate
                                                      ---------------
             (Reserve Adjusted)           (1 - Eurocurrency Reserve Percentage)

         Event of Default means any of the events described in Section 13.1.

         Excess Cash Flow means, for any period, the remainder of


                           (ai       EBITDA for such period,

                           less

                           (b       the sum, without duplication, of (i)
                  scheduled repayments of principal of Term Loans actually made during such period, plus (ii) voluntary prepayments of the Term Loans pursuant to Section 6.2.1 during such period, plus
                  (iii) cash payments made in such period with respect to Capital Expenditures, plus (iv) all federal, state, local and foreign income taxes paid in cash by the Borrowers and their respective Subsidiaries during such period, plus (v cash Interest Expense of the Borrowers and their respective Subsidiaries during such period, plus (vi) any net increase in Adjusted Working Capital during such period, plus (vii) any cash payments made during such period in respect of the Krane Earnout to the extent otherwise permitted under Section 11.10(ii).

         Federal Funds Rate means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor publication, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 A.M. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Agent.

         Fee Letter - see Section 5.3.

         Fiscal Quarter means a fiscal quarter of a Fiscal Year.

         Fiscal Year means the fiscal year of the Borrowers and their respective Subsidiaries, which period shall be the 12-month period ending on December 31 of each year. References to a Fiscal Year with a number corresponding to any calendar year (e.g., "Fiscal Year 2000") refer to the Fiscal Year ending on December 31 of such calendar year.

         Fixed Charge Coverage Ratio means, for any Computation Period, the ratio of (a) EBITDA for such period, minus the sum for such period of all income taxes paid by the Borrower and their respective Subsidiaries and all Capital Expenditures, to (b) the sum for such period of (i) Interest Expense, plus (ii) required payments of principal of Funded Debt (including the Term Loans but excluding the Revolving Loans), plus
         (iii) payments of the type described in clause (iii) of Section 11.10 hereof; provided, that, with respect to each of the Computation Periods ending September 30 and December 31, 2000, Interest Expense and required payments of principal of Funded Debt for the purpose of the calculation of Fixed Charge Coverage Ratio shall equal the product obtained by multiplying, as applicable, (x) the amount of such items for the period commencing on the Closing Date and ending on the last day of the respective Computation Period, times (y) two or four-thirds, respectively.

         FRB means the Board of Governors of the Federal Reserve System or any successor thereto.

         Funded Debt means, as to any Person, all Debt of such Person that matures more than one (1) year from the date of its creation (or is renewable or extendible, at the option of such Person, to a date more than one year from such date).

         Funds Administrator - see the Preamble.

         GAAP means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

         Group - see Section 2.2.1.

         Guaranty means a guaranty by a Subsidiary of any Borrower (other than another Borrower), in form and substance satisfactory to the Agent.

         Hazardous Substances - see Section 10.15.

         Hedging Agreement means any interest rate, currency or commodity swap agreement, cap agreement or collar agreement, and any other agreement or arrangement designed to protect a Person against fluctuations in interest rates, currency exchange rates or commodity prices.

         Hedging Obligation means, with respect to any Person, any liability of such Person under any Hedging Agreement.

         HIG means H.I.G. KPI, Inc., a company organized under the laws of the Cayman Islands.

         HIG Management Agreement means that certain Consulting Agreement of even date herewith between HIG Manager and Holdings, as the same from time to time may be amended, modified, supplemented or restated in accordance with the terms hereof.

         HIG Manager means H.I.G. Capital Management L.L.C., a Delaware limited liability company.

         Holdings - see the Preamble.

         Interest Coverage Ratio means, for any Computation Period, the ratio of
         (a) EBITDA for such Computation Period, to (b) Interest Expense for such Computation Period; provided, that, with respect to each of the Computation Periods ending September 30 and December 31, 2000, Interest Expense for the purpose of the calculation of the Interest Coverage Ratio shall equal the product obtained by multiplying, as applicable,
         (x) the amount of Interest Expense for the period commencing on the Closing Date and ending on the last day of the respective Computation Period, times (y) two or four-thirds, respectively.

         Interest Expense means, for any period, the consolidated interest expense of the Borrowers and their respective Subsidiaries for such period (including all imputed interest on Capital Leases) paid in cash net of cash interest income.

         Interest Period means, as to any Eurodollar Loan, the period commencing on the date such Loan is borrowed or continued as, or converted into, a Eurodollar Loan and ending on the date one, two, three or six months thereafter as selected by the Funds Administrator pursuant to Section
         2.2.2 or 2.2.3, as the case may be; provided that:

                           (i) if any Interest Period would otherwise end on a
                  day that is not a Business Day, such Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

                           (ii) any Interest Period that begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period shall end on the last Business Day of the calendar month at the end of such Interest Period;

                           (iii) the Funds Administrator may not select any
                  Interest Period for a Revolving Loan which would extend beyond the scheduled Revolving Credit Termination Date; and

                           (iv) the Funds Administrator may not select any Interest Period for the Term Loans if, after giving effect to such selection, the principal amount of the Term Loans having Interest Periods ending after any date on which an installment of the Term Loans is scheduled to be repaid would exceed the principal amount of the Term Loans scheduled to be outstanding after giving effect to such repayment.

         Inventory has the meaning assigned to such term in the Uniform Commercial Code as in effect in the State of Illinois on the date hereof.

         Investment means, relative to any Person, any investment in another Person, whether by acquisition of any debt or equity security, by making any loan or advance or by becoming obligated with respect to a Suretyship Liability in respect of obligations of such other Person (other than travel and similar advances to employees in the ordinary course of business).

         Issuing Lender means LaSalle, in its capacity as the issuer of Letters of Credit hereunder, and its successors and assigns in such capacity.

         Krane - see the Preamble.

         Krane Acquisition Co. - see the Preamble.

         Krane Earnout means the "Krane Earnout," as defined in the Acquisition and Merger Agreement as in effect on the date hereof and as amended to the extent otherwise permitted hereunder, the aggregate amount of which shall not exceed $3,000,000.

         LaSalle - see the Preamble.

         LC Application means, with respect to any request for the issuance of a Letter of Credit, a letter of credit application in the form being used by the Issuing Lender at the time of such request for the type of letter of credit requested.

         LC Fee Rate means a per annum rate equal to three and one-quarter percent (3.25%).

         Lender - see the Preamble. References to the "Lenders" shall include the Issuing Lender; for purposes of clarification only, to the extent that LaSalle (or any successor Issuing Lender) may have any rights or obligations in addition to those of the other Lenders due to its status as Issuing Lender, its status as such will be specifically referenced.

         Lender Parties means the Agent, the Lenders and any Affiliate of any Lender that shall be a party to any Hedging Agreement with the Company or any of its Subsidiaries.

         Letter of Credit - see Section 2.1.4.

         Lien means, with respect to any Person, any interest granted by such Person in any real or personal property, asset or other right owned or being purchased or acquired by such Person which secures payment or performance of any obligation and shall include any mortgage, lien, encumbrance, charge or other security interest of any kind, whether arising by contract, as a matter of law, by judicial process or otherwise.

         Life Insurance means key-man life insurance maintained by Krane on the lives of Gary Kranz and Steven Kranz, in the aggregate amount of not less than $6,000,000, in form and with insurers satisfactory to the Agent.

         Life Insurance Collateral Assignment means a collateral assignment of life insurance policies in substantially the form of Exhibit J.

         Loan Documents means this Agreement, the Notes, the Fee Letter, the LC Applications (including any master letter of credit agreement executed and delivered to the Issuing Lender), the Collateral Documents, the Prairie Subordination Agreement and any Hedging Agreement between any Borrower and any Lender.

         Loan Party means each Borrower, each other Person which owes an Obligation to the Agent and/or the Lenders under any Collateral Document, and each Person which is the subject of a Pledge Agreement.

         Loans means, collectively, Revolving Loans and Term Loans and the term "Loan" shall mean any of the Loans.

         Mandatory Prepayment Event - see Section 6.2.2(a).

         Margin Stock means any "margin stock" as defined in Regulation U.

         Material Adverse Effect means (a) a material adverse change in, or a material adverse effect upon, the financial condition, operating results, operations, assets, liabilities, business or properties of the Borrowers taken as a whole, (b) a material impairment of the ability of any Borrower or any Subsidiary of any Borrower to perform any of its obligations under any Loan Document or (c) a material adverse effect upon any substantial portion of the collateral under the Collateral Documents or upon the legality, validity, binding effect or enforceability against any Borrower or any Subsidiary of any Borrower of any Loan Document.

         Mortgage means a mortgage, deed of trust, leasehold mortgage or similar instrument granting the Agent, on behalf of the Agent and the Lenders, a Lien on real property of any Borrower or any Subsidiary of any Borrower.

         Multiemployer Pension Plan means a multiemployer plan, as defined in
         Section 4001(a)(3) of ERISA, to which any Borrower or any member of the Controlled Group may have any liability.

         Net Cash Proceeds means:

                           (a) with respect to any Asset Sale, the aggregate
                  cash proceeds (including cash proceeds received by way of deferred payment of principal pursuant to a note, installment receivable or otherwise, but only as and when received) received by any Borrower or any Subsidiary of any Borrower pursuant to such Asset Sale, net of (i) the direct costs relating to such sale, transfer or other disposition (including sales commissions and legal, accounting and investment banking fees), (ii) taxes paid or reasonably estimated by the Borrowers and their Subsidiaries to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements) and (iii) amounts required to be applied to the repayment of any Debt secured by a Lien on the asset subject to such Asset Sale (other than the Loans);

                           (b) with respect to any issuance of equity
                  securities, the aggregate cash proceeds received by any Borrower or any Subsidiary of any Borrower pursuant to such issuance, net of the direct costs relating to such issuance (including sales and underwriter's commission); and

                           (c) with respect to any issuance of Debt, the
                  aggregate cash proceeds received by any Borrower or any Subsidiary of any Borrower pursuant to such issuance, net of the direct costs of such issuance (including up-front fees and placement fees).

         Non-Use Fee Rate means a per annum rate equal to one-half of one percent (0.50%).

         Note means each Term Note and each Revolving Note.

         Obligations means all obligations of the Borrowers to pay principal and interest on the Loans, all reimbursement obligations of the Borrowers in respect of Letters of Credit, all Hedging Obligations, all fees and charges payable hereunder, and all other payment obligations of any Loan Party arising under or relating to any Loan Document, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether now existing or hereafter arising and howsoever held, evidenced or acquired.

         Operating Lease means any lease of (or other agreement conveying the right to use) any real or personal property by any Borrower or any Subsidiary of any Borrower, as lessee, other than any Capital Lease.

         PBGC means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

         Pension Plan means a "pension plan", as such term is defined in Section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a Multiemployer Pension Plan), and to which any Borrower or any member of the Controlled Group may have any liability, including any liability by reason of having been a substantial employer within the meaning of
         Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

         Person means any natural person, corporation, partnership, trust, limited liability company, association, governmental authority or unit, or any other entity, whether acting in an individual, fiduciary or other capacity.

         Pledge Agreement means a pledge agreement in substantially the form of Exhibit D.

         Prairie means Prairie Capital Mezzanine Fund, L.P., a Delaware limited partnership.

         Prairie Subordinated Debt means the unsecured Debt incurred by the Borrowers (other than Holdings) pursuant to the Prairie Subordinated Debt Documents in the aggregate principal amount not to exceed $2,500,000 or, from and after the Krane Earnout

         Payment Date, $3,500,000, plus, in either case, capitalized interest added thereto in accordance with the terms of the Prairie Subordinated Debt Documents, and guarantees thereof by Holdings and its Subsidiaries, and any other Debt incurred by Holdings, the Borrowers or any of their Subsidiaries pursuant to the Prairie Subordinated Debt Documents.

         Prairie Subordinated Debt Documents means, collectively, (i) the Note and Warrant Purchase Agreement of even date herewith among Prairie and the Borrowers (the "Note and Warrant Agreement"), (ii) the "Notes" (including the "Supplement Note"), the "Guaranty" and the "Warrants" issued thereunder (in each case as defined in the Note and Warrant Agreement), (iii) any and all "Put Notes" (as defined in the Subordination Agreement) and (iv) all other definitive agreements, documents and instruments executed and delivered in connection therewith, in each case as amended, modified, supplemented or restated from time to time in accordance with the terms hereof and the Prairie Subordination Agreement.

         Prairie Subordination Agreement means a subordination agreement among Prairie, the Agent and the Borrowers, in form and substance satisfactory to the Agent.

         Prime Rate means, for any day, the rate of interest in effect for such day as publicly announced from time to time by LaSalle as its prime rate (whether or not such rate is actually charged by LaSalle). Any change in the Prime Rate announced by LaSalle shall take effect at the opening of business on the day specified in the public announcement of such change.

         Pro Rata Share means, with respect to any Lender, the percentage specified opposite such Lender's name on Schedule 2.1 hereto, as adjusted from time to time in accordance with the terms hereof.

         RCRA - see Section 9.15.

         Regulation D means Regulation D of the FRB.

         Regulation U means Regulation U of the FRB.

         Related Business means the direct marketing of products, including, without limitation, septic maintenance products, to customers and the distribution of direct to consumer card packages to consumers.

         Related Transactions means the making of the Prairie Subordinated Debt and the transactions contemplated by the Acquisition and Merger Agreement and the other Related Transaction Agreements.

         Related Transaction Agreements means, collectively, the Acquisition and Merger Agreement, the Equity Documents, the Employment Agreements and the Subordinated Debt Documents.

         Release has the meaning specified in CERCLA and the term "Disposal" (or "Disposed") has the meaning specified in RCRA; provided that in the event either CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply as of the effective date of such amendment; and provided, further, that to the extent that the laws of a state wherein any affected property lies establish a meaning for "Release" or "Disposal" which is broader than is specified in either CERCLA or RCRA, such broader meaning shall apply.

         Required Lenders means, at any time, Lenders collectively having Pro Rata Shares aggregating sixty-six and two-thirds percent (66 2/3%) or more at such time.

         Revolving Commitment Amount means $2,500,000, as reduced from time to time pursuant to Section 6.1.

         Revolving Credit Termination Date means the earlier to occur of (a) June 30, 2006 or (b) such other date on which the Commitments terminate pursuant to Section 6 or 13.

         Revolving Loan - see Section 2.1.1.

         Revolving Note - see Section 3.1.

         Revolving Outstandings means, at any time, the sum of (a) the aggregate principal amount of all outstanding Revolving Loans, plus (b) the Stated Amount of all Letters of Credit.

         SEC means the Securities and Exchange Commission or any other governmental authority succeeding to any of the principal functions thereof.

         Security Agreement means a security agreement substantially in the form of Exhibit C.

         Sellers means, collectively, Gary Kranz, an individual, and Steven Kranz, an individual.

         Senior Debt means all Debt of the Borrowers and their Subsidiaries, other than Subordinated Debt.

         Senior Debt to EBITDA Ratio means, as of the last day of any Fiscal Quarter, the ratio of (i) Senior Debt as of such day, to (ii) EBITDA for the Computation Period ending on such day.

         Stated Amount means, with respect to any Letter of Credit at any date of determination, (a) the maximum aggregate amount available for drawing thereunder under any and all circumstances, plus (b) the aggregate amount of all unreimbursed payments and disbursements under such Letter of Credit.

         Stockholders' Agreement means the Stockholders' Agreement of even date herewith among the stockholders of Holdings from time to time party thereto, as amended, modified, supplemented or restated from time to time in accordance with the terms hereof.

         Subordinated Debt means, collectively, (i) the Prairie Subordinated Debt and (ii) any other unsecured Debt of any Borrower or any Subsidiary of any Borrower which has subordination terms, covenants, pricing and other terms which have been approved in writing by the Required Lenders.

         Subordinated Debt Documents means the agreements, documents and instruments executed and delivered in connection with any Subordinated Debt, including, without limitation, the Prairie Subordinated Debt Documents.

         Subsidiary means, with respect to any Person, a corporation, partnership, limited liability company or other entity of which such Person and/or its other Subsidiaries own, directly or indirectly, such number of outstanding shares or other ownership interests as have more than fifty percent (50%) of the ordinary voting power for the election of directors or other managers of such corporation, partnership, limited liability company or other entity. Unless the context otherwise requires, each reference to Subsidiaries herein shall be a reference to Subsidiaries of the Loan Parties.

         Subsidiary Equity Interests shall mean all of the equity interests in each of the Subsidiaries and all warrants, options and other rights to acquire equity interests in any of the Subsidiaries.

         Suretyship Liability means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to or otherwise to invest in a debtor, or otherwise to assure a creditor against loss) any indebtedness, obligation or other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation in respect of any Suretyship Liability shall (subject to any limitation set forth therein) be deemed to be the principal amount of the debt, obligation or other liability supported thereby.

         Term Loan means any of the Term Loans A or Term Loans B, and the term "Term Loans" shall mean, collectively, the Term Loans A and the Term Loans B.

         Term Loan A - see Section 2.1.1; and the term "Term Loans A" shall mean, collectively, each Term Loan A.

         Term Loan B - see Section 2.1.2; and the term "Term Loans B" shall mean, collectively, each Term Loan B.

         Term Note A - see Section 3.1.

         Term Note B - see Section 3.1.

         Total Debt means all Debt of the Borrowers and their respective Subsidiaries, determined on a consolidated basis.

         Total Debt to EBITDA Ratio means, as of the last day of any Fiscal Quarter, the ratio of (i) Total Debt as of such day, to (ii) EBITDA for the Computation Period ending on such day.

         Type of Loan or Borrowing - see Section 2.2.1. The types of Loans or borrowings under this Agreement are as follows: Base Rate Loans or borrowings and Eurodollar Loans or borrowings.

         Unmatured Event of Default means any event that, if it continues uncured, will, with lapse of time or notice or both, constitute an Event of Default (and shall include, without limitation, any "Potential Event of Default" (as defined in the Prairie Subordinated Debt Documents)).

         Unobtained Permits - see Section 12.1.20.

         Wholly-Owned Subsidiary means, as to any Person, another Person all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by such Person and/or another Wholly-Owned Subsidiary of such Person.

         Year 2000 Problem means the risk that computer applications and embedded microchips in non-computing devices may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999.

         1.2 Other Interpretive Provisions. (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

                  (bi     Section, Schedule and Exhibit references are to this
         Agreement unless otherwise specified.

                  (ci     The term "including" is not limiting and means
         "including without limitation."

                  (di      In the computation of periods of time from a
         specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including."

                  (ei      Unless otherwise expressly provided herein, (i)
         references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation shall be construed as including all statutory and regulatory provisions amending, replacing, supplementing or interpreting such statute or regulation.

                  (fi      This Agreement and the other Loan Documents may use
         several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and each shall be performed in accordance with its terms.

                  (gi      This Agreement and the other Loan Documents are the
         result of negotiations among and have been reviewed by counsel to the Agent, the Borrowers, the Funds Administrator, the Lenders and the other parties thereto and are the products of all parties. Accordingly, they shall not be construed against the Agent or the Lenders merely because of the Agent's or Lenders' involvement in their preparation.

                SECTION 2 COMMITMENTS OF THE LENDERS; BORROWING,
                  CONVERSION AND LETTER OF CREDIT PROCEDURES.

         2.1 Commitments. On and subject to the terms and conditions of this Agreement, each of the Lenders, severally and for itself alone, agrees to make loans to, and to issue or participate in letters of credit for the account of, the Borrowers as follows:

                  2.1.1 Term Loan A Commitment. Each Lender agrees to make term loans to the Borrowers (each such loan, a "Term Loan A"), on the terms and conditions herein set forth, in amounts and on the additional terms and conditions set forth below:

                           (a) on the Closing Date, each Lender agrees to make a
                  term loan to the Borrowers in such Lender's Pro Rata Share of $8,337,878 (collectively, the "Initial Term Loans A"); and

                           (b) on any Business Day during the period commencing
                  on the first Business Day after the Closing Date through and including September 1, 2000 (or through and excluding the date on which the Term Loan A Maximum Amount otherwise is reduced to zero in accordance with the terms hereof), each Lender agrees to make additional term loans to the Borrowers in such Lender's Pro Rata Share of the respective amounts requested by the Borrower in accordance with Section 2.2.2 (each, a "Subsequent Term Loan A" and collectively, the "Subsequent Term Loans A"); provided, that, in addition to the conditions set forth in Section 2.2.2, (i) any notice given to the Agent in respect of any proposed borrowing of a Subsequent Term Loan A in accordance with the terms hereof shall specifically state that such borrowing is to be a Subsequent Term Loan A, (ii) the Borrowers shall be permitted to borrow a Subsequent Term Loan A no more frequently than once in any calendar week and
                  (iii) the aggregate amount of any Subsequent Term Loan A shall be in an amount of at least $100,000 and an integral multiple of $100,000 but not to exceed $500,000;

         provided, further, that, subject to the penultimate sentence of this paragraph, in the event that any or all of the conditions precedent to the obligation of the Lenders to make any Subsequent Term Loan A shall not have been satisfied on the respective date of funding set forth in clause (b) above and the Lenders shall have refused to fund such Subsequent Term Loan A, and such condition or conditions thereafter shall have been cured or waived in writing by the Required Lenders, then the Lenders shall make such respective Subsequent Term Loans A on the date such condition or conditions precedent shall have been so cured or waived. The aggregate amount of such Term Loans A (inclusive of the Initial Term Loan A and each Subsequent Term Loan A) shall not exceed $11,150,000 (as such amount may be reduced from time to time in accordance with Section 6.1 prior to September 1, 2000,the "Term Loan A Maximum Amount"; provided, that the Term Loan A Maximum Amount automatically further shall be reduced effective on any date the then existing Term Loan A Maximum Amount, exceeds the product obtained by multiplying (y) the number of complete calendar weeks remaining during the period commencing on such date and ending on September 1, 2000 (provided, that if any Subsequent Term Loan A shall have previously been funded during the then current calendar week, such period shall commence on the first Business Day of the immediately succeeding calendar week), by (z) $500,000, and such automatic reduction shall be in the amount of such excess (rounded up to the nearest integral of $100,000). The commitments of the Lenders to make Term Loans A shall expire concurrently with the making of the Terms Loans A in accordance with the foregoing provisions and, notwithstanding anything contained herein to the contrary, no Lender shall have an obligation to fund any Subsequent Term Loans A after September 1, 2000. Term Loans A that are subsequently repaid or prepaid may not be reborrowed.

                  2.1.2 Term Loan B Commitment. Each Lender agrees to make a loan to the Borrowers (each such loan, a "Term Loan B"), on the terms and conditions herein set forth, on the Krane Earnout Payment Date in such Lender's Pro Rata Share of $2,000,000 (the "Term Loan B Maximum Amount"). The commitments of the Lenders to make Term Loans B shall expire concurrently on the earlier to occur of (i) the making or disbursement of the Term Loans B in accordance with the terms hereof and (ii) May 31, 2001. Term Loans B that are subsequently repaid or prepaid may not be reborrowed.

                  2.1.3 Revolving Loan Commitment. Each Lender will make loans on a revolving basis ("Revolving Loans"), on the terms and conditions herein set forth, from time to time until the Revolving Credit Termination Date in such Lender's Pro Rata Share of such aggregate amounts as the Funds Administrator may request from all Lenders; provided that the Revolving Outstandings will not exceed at any time the lesser of (x) the Revolving Commitment Amount and (y) the Borrowing Base.

                  2.1.4 LC Commitment. (a) The Issuing Lender will issue standby letters of credit, in each case containing such terms and conditions as are permitted by this Agreement and are reasonably satisfactory to the Issuing Lender (each a "Letter of Credit"), at the request of the Funds Administrator and for the account of the Borrowers from time to time before the date which is 30 days prior to the Revolving Credit Termination Date and (b) as more fully set forth in Section 2.3.2, each Lender agrees to purchase a participation in each such Letter of Credit; provided that (i) the aggregate Stated Amount of all Letters of Credit shall not at any time exceed $100,000 and (ii) the Revolving Outstandings will not exceed at any time the lesser of (x) the Revolving Commitment Amount and (y) the Borrowing Base.

         2.2  Loan Procedures.

                  2.2.1 Various Types of Loans. Each Revolving Loan shall be, and each Term Loan may be divided into tranches which are, either a Base Rate Loan or a Eurodollar Loan (each a "type" of Loan), as the Funds Administrator shall specify in the related notice of borrowing or conversion pursuant to Section 2.2.2 or 2.2.3. Eurodollar Loans having the same Interest Period are sometimes called a "Group" or collectively "Groups". Base Rate Loans and Eurodollar Loans may be outstanding at the same time; provided that not more than four (4) different Groups of Eurodollar Loans shall be outstanding at any one time. All borrowings, conversions and repayments of Revolving Loans shall be effected so that each Lender will have a pro rata share (according to its Pro Rata Share) of all types and Groups of Loans.

                  2.2.2 Borrowing Procedures. The Funds Administrator shall give written notice or telephonic notice (followed immediately by written confirmation thereof) to the Agent of each proposed borrowing not later than (a) in the case of a Base Rate borrowing, 11:00 A.M., Chicago time, on the proposed date of such borrowing, and (b) in the case of a Eurodollar borrowing, 11:00 A.M., Chicago time, at least three (3) Business Days prior to the proposed date of such borrowing. Each such notice shall be effective upon receipt by the Agent, shall be irrevocable, and shall specify the date, amount and type of borrowing and, in the case of a Eurodollar borrowing, the initial Interest Period therefor. Promptly upon receipt of such notice, the Agent shall advise each Lender thereof. Not later than 1:00 P.M., Chicago time, on the date of a proposed borrowing, each Lender shall provide the Agent at the office specified by the Agent with immediately available funds covering such Lender's Pro Rata Share of such borrowing and, so long as the Agent has not received written notice that the conditions precedent set forth in Section 12 with respect to such borrowing have not been satisfied, the Agent shall pay over the funds received by the Agent to the Operating Account on the requested borrowing date. Each borrowing shall be on a Business Day. Each Base Rate borrowing shall be in an aggregate amount of at least $100,000 and an integral multiple of $100,000, and each Eurodollar borrowing shall be in an aggregate amount of at least $100,000 and an integral multiple of at least $100,000.

                  2.2.3 Conversion and Continuation Procedures. (a) Subject to
         Section 2.2.1, the Funds Administrator may, upon irrevocable written notice to the Agent in accordance with clause (b) below:

                           (iA   elect, as of any Business Day, to convert any
                  Loans (or any part thereof in an aggregate amount not less than $100,000 or a higher integral multiple of $100,000) into Loans of the other type; or

                           (iiA  elect, as of the last day of the applicable
                  Interest Period, to continue any Eurodollar Loans having Interest Periods expiring on such day (or any part thereof in an aggregate amount not less than $100,000 or a higher integral multiple of $100,000) for a new Interest Period;

         provided that after giving effect to any prepayment, conversion or continuation, the aggregate principal amount of each Group of Eurodollar Loans shall be at least $100,000 and an integral multiple of $100,000.

                  (bi      The Funds Administrator shall give written or
         telephonic (followed immediately by written confirmation thereof) notice to the Agent of each proposed conversion or continuation not later than (i) in the case of conversion into Base Rate Loans, 11:00 A.M., Chicago time, on the proposed date of such conversion and (ii) in the case of conversion into or continuation of Eurodollar Loans, 11:00 A.M., Chicago time, at least three (3) Business Days prior to the proposed date of such conversion or continuation, specifying in each case:

                           (iA      the proposed date of conversion or
                  continuation;

                           (iiA     the aggregate amount of Loans to be
                  converted or continued;

                           (iiiA    the type of Loans resulting from the
                  proposed conversion or continuation; and

                           (ivA     in the case of conversion into, or
                  continuation of, Eurodollar Loans, the duration of the requested Interest Period therefor.

                  (ci      If upon the expiration of any Interest Period
         applicable to Eurodollar Loans, the Funds Administrator has failed to select timely a new Interest Period to be applicable to such Eurodollar Loans, the Funds Administrator shall be deemed to have elected to convert such Eurodollar Loans into Base Rate Loans effective on the last day of such Interest Period.

                  (di      The Agent will promptly notify each Lender of its
         receipt of a notice of conversion or continuation pursuant to this
         Section 2.2.3 or, if no timely notice is provided by the Funds Administrator, of the details of any automatic conversion.

                  (ei      Any conversion of a Eurodollar Loan on a day other
         than the last day of an Interest Period therefor shall be subject to
         Section 9.4.

         2.3      Letter of Credit Procedures.

                  2.3.1 LC Applications. The Funds Administrator shall give notice to the Agent and the Issuing Lender of the proposed issuance of each Letter of Credit on a Business Day which is at least three (3) Business Days (or such lesser number of days as the Agent and the Issuing Lender shall agree in any particular instance in their sole discretion) prior to the proposed date of issuance of such Letter of Credit. Each such notice shall be accompanied by an LC Application, duly executed by the Funds Administrator on behalf of the Borrower for whose account such Letter of Credit is to be issued, and in all respects satisfactory to the Agent and the Issuing Lender, together with such other documentation as the Agent or the Issuing Lender may request in support thereof, it being understood that each LC Application shall specify, among other things, the date on which the proposed Letter of Credit is to be issued, the expiration date of such Letter of Credit (which shall not be later than the earlier to occur of (x) one year after the date of issuance thereof and (y) thirty days prior to the scheduled Revolving Credit Termination Date) and whether such Letter of Credit is to be transferable in whole or in part. So long as the Issuing Lender has not received written notice that the conditions precedent set forth in Section 12 with respect to the issuance of such Letter of Credit have not been satisfied, the Issuing Lender shall issue such Letter of Credit on the requested issuance date. The Issuing Lender shall promptly advise the Agent of the issuance of each Letter of Credit and of any amendment thereto, extension thereof or event or circumstance changing the amount available for drawing thereunder. In the event of any inconsistency between the terms of any LC Application and the terms of this Agreement, the terms of this Agreement shall control. Regardless of the account party on any LC Application, the Borrowers shall be jointly and severally liable for the reimbursement obligations thereunder, as more fully set forth in Section 2.3.3 hereof.

                  2.3.2 Participations in Letters of Credit. Concurrently with the issuance of each Letter of Credit, the Issuing Lender shall be deemed to have sold and transferred to each other Lender, and each other Lender shall be deemed irrevocably and unconditionally to have purchased and received from the Issuing Lender, without recourse or warranty, an undivided interest and participation, to the extent of such other Lender's Pro Rata Share of the Revolving Commitment Amount, in such Letter of Credit and the Borrowers' reimbursement obligations with respect thereto. For the purposes of this Agreement, the unparticipated portion of each Letter of Credit shall be deemed to be the Issuing Lender's "participation" therein. The Issuing Lender hereby agrees, upon request of the Agent or any Lender, to deliver to the Agent or such

         Lender a list of all outstanding Letters of Credit issued by the Issuing Lender, together with such information related thereto as the Agent or such Lender may reasonably request.

                  2.3.3 Reimbursement Obligations. The Borrowers hereby unconditionally and irrevocably agree, jointly and severally, to reimburse the Issuing Lender for each payment or disbursement made by the Issuing Lender under any Letter of Credit honoring any demand for payment made by the beneficiary thereunder, in each case on the date that such payment or disbursement is made. Any amount not reimbursed on the date of such payment or disbursement shall bear interest from the date of such payment or disbursement to the date that the Issuing Lender is reimbursed by the Borrowers therefor, payable on demand, at a rate per annum equal to the Base Rate from time to time in effect, plus the Base Rate Margin from time to time in effect for Term Loans, plus, beginning on the third (3rd) Business Day after receipt of notice from the Issuing Lender of such payment or disbursement, two percent (2.0%). The Issuing Lender shall notify the Funds Administrator and the Agent whenever any demand for payment is made under any Letter of Credit by the beneficiary thereunder; provided, that the failure of the Issuing Lender to so notify the Funds Administrator or any Borrower shall not affect the rights of the Issuing Lender or the Lenders in any manner whatsoever.

                  2.3.4 Limitation on Obligations of Issuing Lender. In determining whether to pay under any Letter of Credit, the Issuing Lender shall not have any obligation to any Loan Party or any Lender other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and appear to comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by the Issuing Lender under or in connection with any Letter of Credit, if taken or omitted in the absence of gross negligence and willful misconduct, shall not impose upon the Issuing Lender any liability to any Loan Party or any Lender and shall not reduce or impair the Borrowers' reimbursement obligations set forth in Section 2.3.3 or the obligations of the Lenders pursuant to Section 2.3.5.

                  2.3.5 Funding by Lenders to Issuing Lender. If the Issuing Lender makes any payment or disbursement under any Letter of Credit and the Borrowers have not reimbursed the Issuing Lender in full for such payment or disbursement by 11:00 A.M., Chicago time, on the date of such payment or disbursement, or if any reimbursement received by the Issuing Lender from the Borrowers is or must be returned or rescinded upon or during any bankruptcy or reorganization of any Loan Party or otherwise, each other Lender shall be obligated to pay to the Agent for the account of the Issuing Lender, in full or partial payment of the purchase price of its participation in such Letter of Credit, its Pro Rata Share of such payment or disbursement (but no such payment shall diminish the obligations of the Borrowers under Section 2.3.3), and, upon notice from the Issuing Lender, the Agent shall promptly notify each other Lender thereof. Each other Lender irrevocably and unconditionally agrees to so pay to the Agent in immediately available funds for the Issuing Lender's account the amount of such other Lender's Percentage of such payment or disbursement. If and to the extent any Lender shall not have made such amount available to the Agent by 2:00 P.M., Chicago time, on the Business Day on which such Lender receives notice from the Agent of such payment or disbursement (it being understood that any such notice received after noon, Chicago time, on any Business Day shall be deemed to have been received on the next following Business Day), such Lender agrees to pay interest on such amount to the Agent for the Issuing Lender's account forthwith on demand, for each day from the date such amount was to have been delivered to the Agent to the date such amount is paid, at a rate per annum equal to (a) for the first three days after demand, the Federal Funds Rate from time to time in effect, and
         (b) thereafter, the Base Rate from time to time in effect. Any Lender's failure to make available to the Agent its Pro Rata Share of any such payment or disbursement shall not relieve any other Lender of its obligation hereunder to make available to the Agent such other Lender's Pro Rata Share of such payment, but no Lender shall be responsible for the failure of any other Lender to make available to the Agent such other Lender's Pro Rata Share of any such payment or disbursement.

         2.4 Commitments Several. The failure of any Lender to make a requested Loan on any date shall not relieve any other Lender of its obligation (if any) to make a Loan on such date, but no Lender shall be responsible for the failure of any other Lender to make any Loan to be made by such other Lender.

         2.5 Certain Conditions. Notwithstanding any other provision of this Agreement, no Lender shall have an obligation to make any Loan, or to permit the continuation of or any conversion into any Eurodollar Loan, and the Issuing Lender shall not have any obligation to issue any Letter of Credit, if an Event of Default or Unmatured Event of Default exists.

         2.6      Holdings as Funds Administrator.

                  2.6.1 The Borrowers maintain an integrated cash management system reflecting their interdependence on one another and the mutual benefits shared among them as a result of their respective operations. In order to efficiently fund and operate their respective businesses and minimize the number of borrowings which they will make under this Agreement and thereby reduce the administrative costs and record keeping required in connection therewith, including the necessity to enter into and maintain separately identified and monitored borrowing facilities, the Borrowers have requested, and the Agent and the Lenders have agreed that, subject to Section 15.12 hereof, (i) all Loans will be advanced to and for the account of the Borrowers on a joint and several basis to the Operating Account identified in Section 7.2 hereof and (ii) all Letters of Credit will be issued pursuant to requests executed by Holdings on behalf of and for the account of Borrowers. Each Borrower hereby acknowledges that it will be receiving a direct benefit from each Loan made and each Letter of Credit issued pursuant to this Agreement.

                  2.6.2 Each Borrower hereby designates, appoints, authorizes and empowers Holdings as its agent to act as specified in this Section 2 and each of the other Loan Documents and Holdings hereby acknowledges such designation, authorization and empowerment, and accepts such appointment. Each Borrower hereby irrevocably authorizes and directs Holdings to take such action on its behalf under the respective provisions of this Agreement and the other Loan Documents, and any other instruments, documents and agreements referred to herein or therein, and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Funds Administrator by the respective terms and provisions hereof and thereof, and such other powers as are reasonably incidental thereto, including, without limitation, to take the following actions for and on such Borrower's behalf:

                           (i) to submit on behalf of each Borrower notices of borrowing and conversions to or continuations of Eurodollar Loans to Agent in accordance with the provisions of this Agreement;

                           (ii) to receive on behalf of each Borrower the proceeds of the Loans in accordance with the provisions of this Agreement, such proceeds to be disbursed to or for the account of the applicable Borrower as soon as practicable after its receipt thereof;

                           (iii) to submit on behalf of each Borrower requests
                  for the issuance of Letters of Credit and LC Applications in accordance with the provisions of this Agreement; and

                           (iv) to submit on behalf of each Borrower, Borrowing Base Certificates, Compliance Certificates and all other certificates, notices and other communications given or required to be given, hereunder.

         Holdings is further authorized and directed by each of the Borrowers to take all such actions on behalf of such Borrower necessary to exercise the specific power granted in clauses (i) through (iv) above and to perform such other duties hereunder and under the other Loan Documents, and deliver such documents as delegated to or required of the Funds Administrator by the terms hereof or thereof.

                  2.6.3 The administration by Agent and Lenders of the respective credit facilities under this Agreement as a co-borrowing facility with a borrowing agent and funds administrator in the manner set forth herein is solely as an accommodation to Borrowers and at their request and no Lender Party shall incur any liability to any of the Borrowers or any other Loan Party as a result thereof.

         SECTION 3  NOTES EVIDENCING LOANS.

         3.1 Notes. The Term Loans A of each Lender shall be evidenced by a promissory note (each a "Term Note A") substantially in the form set forth in Exhibit A-1, with appropriate insertions, payable to the order of such Lender in an original principal amount equal to such Lender's Term Loan A and each such Term Note A shall provide that the Term Loans A of such Lender shall be paid in installments equal to such Lender's Pro Rata Share of the aggregate principal amount of the installments of the Term Loans A as set forth on Schedule 3.1(a). The Term Loans B of each Lender shall be evidenced by a promissory note (each a "Term Note B") substantially in the form set forth in Exhibit A-2, with appropriate insertions, payable to the order of such Lender in an original principal amount equal to such Lender's Term Loan B and each such Term Note B shall provide that the Term Loans B of such Lender shall be paid in installments equal to such Lender's Pro Rata Share of the aggregate principal amount of the installments of the Term Loans B as set forth on Schedule 3.1(b). The Revolving Loans of each Lender shall be evidenced by a promissory note (each a "Revolving Note") substantially in the form set forth in Exhibit A-3, with appropriate insertions, payable to the order of such Lender in a face principal amount equal to such Lender's Pro Rata Share of the Revolving Commitment Amount and each such Revolving Note shall provide that each Revolving Loan of such Lender shall be paid in full on the Revolving Credit Termination Date.

         3.2 Recordkeeping. Each Lender shall record in its records, or at its option on schedules attached to its Notes, the date and amount of each Loan made by such Lender, each repayment or conversion thereof and, in the case of each Eurodollar Loan, the dates on which each Interest Period for such Loan shall begin and end. The aggregate unpaid principal amount so recorded shall be rebuttable presumptive evidence of the principal amount owing and unpaid on such Note. The failure to so record any such amount or any error in so recording any such amount shall not, however, limit or otherwise affect the obligations of the Borrowers hereunder or under any Note to repay the principal amount of the Loans evidenced by such Note together with all interest accruing thereon.

         SECTION 4  INTEREST.

         4.1 Interest Rates. Each Borrower promises to pay, jointly and severally, interest on the unpaid principal amount of each Loan for the period commencing on the date of such Loan until such Loan is paid in full as follows:

                  (a) at all times while such Loan is a Base Rate Loan, at a rate per annum equal to the sum of the Base Rate from time to time in effect, plus the applicable Base Rate Margin; and

                  (b) at all times while such Loan is a Eurodollar Loan, at a rate per annum equal to the sum of the Eurodollar Rate (Reserve Adjusted) applicable to each Interest Period for such Loan, plus the applicable Eurodollar Margin;

provided that at any time any Event of Default exists, if requested by the Required Lenders, the interest rate applicable to each Loan shall be increased by two percent (2.0%). Additionally, at any time any Event of Default exists all other amounts, fees and sums owing to the Lenders under this Agreement and the other Loan Documents and not contested in good faith by the Borrowers, if requested by the Required Lenders and to the extent permitted under applicable law, shall bear interest at a rate per annum equal to the sum of the Base Rate from time to time in effect, plus two percent (2.0%).

         4.2 Interest Payment Dates. Accrued interest on each Base Rate Loan shall be payable in arrears on the last day of each month and at maturity. Accrued interest on each Eurodollar Loan shall be payable on the last day of each Interest Period relating to such Loan (and, in the case of a Eurodollar Loan with a six-month Interest Period, on the three-month anniversary of the first day of such Interest Period) and at maturity. After maturity, accrued interest on all Loans shall be payable on demand.

         4.3 Setting and Notice of Eurodollar Rates. The applicable Eurodollar Rate for each Interest Period shall be determined by the Agent, and notice thereof shall be given by the Agent promptly to the Funds Administrator and each Lender. Each determination of the applicable Eurodollar Rate by the Agent shall be conclusive and binding upon the parties hereto, in the absence of demonstrable error. The Agent shall, upon written request of the Funds Administrator or any Lender, deliver to the Funds Administrator or such Lender a statement showing the computations used by the Agent in determining any applicable Eurodollar Rate hereunder.

         4.4 Computation of Interest. Interest shall be computed for the actual number of days elapsed on the basis of a year of 360 days. The applicable interest rate for each Base Rate Loan shall change simultaneously with each change in the Base Rate.

         SECTION 5  FEES.

         5.1 Non-Use Fee. From and after the Closing Date, the Borrowers shall pay, jointly and severally, to the Agent, for the ratable benefit of the Lenders, a non-use fee in an amount equal to the sum of:

                  (a) the Revolving Commitment Amount, less the average daily amount of the Revolving Outstandings;

                  (b) from the Closing Date through and including September 1, 2000, the Term Loan A Maximum Amount in effect from time to time (as reduced from time to time in accordance with the terms hereof and by the amount of any payments or prepayments applied to the outstanding principal amount of the Term Loans A), less the sum of the average daily outstanding balance of the Term Loans A; plus

                  (c) from the Closing Date through and including the earlier of (i) the making or disbursement of the Term Loans B in accordance with the terms of this Agreement and (ii) May 31, 2001, the Term Loan B Maximum Amount (as reduced from time to time by the amount of any payments or prepayments applied to the outstanding principal amount of the Term Loans B), less the sum of the average daily outstanding balance of the Term Loans B;

multiplied by the Non-Use Fee Rate in effect from time to time, such non-use fee to be payable in arrears on the last day of each calendar quarter and on (i) the Revolving Credit Termination Date with respect to Revolving Loans, (ii) September 1, 2000 with respect to Term Loans A and (iii) the earlier of (y) the making or disbursement of the Term Loans B in accordance with the terms of this Agreement and (z) May 31, 2001 with respect to Term Loans B for any period then ending for which such the non-use fee shall not have been paid previously. The non-use fee shall be computed for the actual number of days elapsed on the basis of a year of 360 days.

         5.2 Letter of Credit Fees. (a) The Borrowers agree to pay, jointly and severally, to the Agent for the account of each Lender a letter of credit fee for each Letter of Credit equal to the LC Fee Rate in effect from time to time of such Lender's Pro Rata Share (as adjusted from time to time) of the undrawn amount of such Letter of Credit (computed for the actual number of days elapsed on the basis of a year of 360 days); provided that, if requested by the Required Lenders, the rate applicable to each Letter of Credit shall be increased by two percent (2%) at any time that any Event of Default exists. Such letter of credit fee shall be payable in arrears on the last day of each calendar quarter and on the Revolving Credit

Termination Date (or such later date on which such Letter of Credit expires or is terminated) for the period from the date of the issuance of each Letter of Credit (or the last day on which the letter of credit fee was paid with respect thereto) to the date such payment is due or, if earlier, the date on which such Letter of Credit expired or was terminated.

                  (b) In addition, with respect to each Letter of Credit, the Borrowers agree to pay, jointly and severally, to the Issuing Lender, for its own account, (i) such fees and expenses as the Issuing Lender customarily requires in connection with the issuance, negotiation, processing and/or administration of letters of credit in similar situations and (ii) a letter of credit fronting fee in the amount and at the times agreed to by the Funds Administrator and the Issuing Lender.

         5.3 Upfront Fees. The Borrowers agree to pay, jointly and severally, to the Agent for the account of each Lender on the Closing Date, an upfront fee in the amount agreed to among the Borrowers and the Agent in that fee letter of even date herewith (the "Fee Letter").

         5.4 Agent's Fees. The Borrowers agree to pay, jointly and severally, to the Agent, such agent fees in the amount and at the times previously agreed upon in the Fee Letter.


         SECTION 6 REDUCTION OR TERMINATION OF THE REVOLVING COMMITMENT AMOUNT AND ACQUISITION COMMITMENT AMOUNT; PREPAYMENTS.

         6.1 Reduction or Termination of the Revolving Commitment Amount and Acquisition Commitment Amount.

                  6.1.1 Voluntary Reduction or Termination of the Revolving Commitment Amount; Voluntary Reduction of the Term Loan A Maximum Amount. (a) The Funds Administrator may, from time to time on at least five (5) Business Days' prior written notice received by the Agent (which shall promptly advise each Lender thereof), permanently reduce the Revolving Commitment Amount to an amount not less than the Revolving Outstandings. Any such reduction shall be in an amount not less than $100,000 or a higher integral multiple of $100,000. Concurrently with any reduction of the Revolving Commitment Amount to zero, the Borrowers shall pay all interest on such Loans, all non-use fees and all letter of credit fees and shall Cash Collateralize in full all obligations arising with respect to the Letters of Credit.

                  (b) At any time prior to September 1, 2000, the Funds Administrator may, on at least five (5) Business Days' prior written notice received by the Agent (which shall promptly advise each Lender thereof), permanently reduce the Term Loan A Maximum

         Amount to an amount not less than the then outstanding principal amount of the Term Loans A. Any such reduction shall be in an amount not less than $100,000 or a higher integral multiple of $100,000. Concurrently with any reduction of the Term Loan A Maximum Amount to the then outstanding principal amount of the Term Loans A, the Borrowers shall pay all accrued but unpaid non-use fees in respect thereof.

                    6.1.2 Mandatory Reductions of Revolving Commitment Amount and the Term Loan A Maximum Amount. (a) On the date of any Mandatory Prepayment Event, the Revolving Commitment Amount shall be permanently reduced by an amount (if any) equal to the Designated Proceeds of such Mandatory Prepayment Event over the amount (if any) applied to prepay Term Loans pursuant to Section 6.2.2.

                    (b) If, prior to September 1, 2000, the proceeds of any prepayment are applied to the Term Loans A, then the Term Loan A Maximum Amount shall be reduced, on a dollar-for-dollar basis, by the amount of such prepayment.

                    6.1.3 All Reductions of the Revolving Commitment Amount and the Term Loan A Maximum Amount. All reductions of the Revolving Commitment Amount and the Term Loan A Maximum Amount shall reduce the Commitments or the Term Loan A Maximum Amount, respectively, pro rata among the Lenders according to their respective Pro Rata Shares.

         6.2      Prepayments.

                  6.2.1 Voluntary Prepayments. The Borrowers may from time to time prepay the Loans in whole or in part; provided that the Funds Administrator shall give the Agent (which shall promptly advise each Lender) notice thereof not later than 11:00 A.M., Chicago time, on the day of such prepayment (which shall be a Business Day), specifying the Loans to be prepaid and the date and amount of prepayment. Any such partial prepayment shall be in an amount equal to $100,000 or a higher integral multiple of $100,000.

                  6.2.2 Mandatory Prepayments. (a) The Borrowers shall make a prepayment of the Loans upon the occurrence of any of the following (each a "Mandatory Prepayment Event") at the following times and in the following amounts (such applicable amounts being referred to as "Designated Proceeds"):

                           (i) Concurrently with the receipt by any Borrower or any Subsidiary of any Borrower of any Net Cash Proceeds from any Asset Sale, in an amount equal to 100% of such Net Cash Proceeds.

                           (ii) Concurrently with the receipt by any Borrower or any Subsidiary of any Borrower of any Net Cash Proceeds from any issuance of equity securities (excluding, to the extent otherwise permitted to be made hereunder, (w) any issuance of shares of capital stock to any current shareholder, (x) any issuance of shares of capital stock pursuant to any employee or director stock option program, benefit plan or compensation program, and (y) any issuance by any Subsidiary of any Borrower to such Borrower) in an amount equal to 100% of such Net Cash Proceeds.

                           (iii) Concurrently with the receipt by any Borrower or any Subsidiary of any Borrower of any Net Cash Proceeds from any issuance of any Debt (excluding Debt permitted by clauses (a) through (i) of Section 11.7,but including any Subordinated Debt), in an amount equal to 100% of such Net Cash Proceeds.

                           (iv) Within one hundred twenty (120) days after the end of Fiscal Year 2000 and ninety (90) days after the end of each Fiscal Year thereafter, in an amount equal to (i) seventy-five percent (75%) of Excess Cash Flow for such Fiscal Year if the Total Debt to EBITDA Ratio for the Computation Period ending on December 31 of such Fiscal Year is not less than 3.00:1.00 or (ii) fifty percent (50%) of Excess Cash Flow for such Fiscal Year if the Total Debt to EBITDA Ratio for the Computation Period ending on December 31 of such Fiscal Year is less than 3.00:1.00, in each case as determined by reference to the Compliance Certificate accompanying the respective annual audit report and delivered for such Computation Period in accordance with Section 11.1.3.

                           (v) Concurrently with the receipt by any Borrower or any Subsidiary of any Borrower of any proceeds of the Life Insurance, in an amount equal to 100% of such proceeds.

                  (b) If on any day the Revolving Outstandings exceed the Borrowing Base, the Borrowers shall immediately prepay Revolving Loans and/or Cash Collateralize the outstanding Letters of Credit, or do a combination of the foregoing, in an amount sufficient to eliminate such excess.

                  (c) If, on any day on which the Revolving Commitment Amount is reduced pursuant to Section 6.1.3, the Revolving Outstandings exceed the Revolving Commitment Amount, the Borrowers shall immediately prepay Revolving Loans or Cash Collateralize the outstanding Letters of Credit, or do a combination of the foregoing, in an amount sufficient to eliminate such excess.

                  6.3 All Prepayments. Each voluntary partial prepayment shall be in a principal amount of $100,000 or a higher integral multiple of $100,000. Any partial prepayment of a Group of Eurodollar Loans shall be subject to the proviso to Section 2.2.3(a). Any prepayment of a Eurodollar Loan on a day other than the last day of an Interest Period therefor shall include interest on the principal amount being repaid and shall be subject to Section 9.4. All prepayments of Loans shall be applied as follows: first, pro rata to the remaining installments of the Term Loans based upon the amounts thereof, and second, to the Revolving Loans (with a corresponding permanent reduction in the Revolving Commitment Amount).


         SECTION 7  BANK ACCOUNTS, LOCKBOXES, APPLICATION OF PROCEEDS THEREOF


         7.1 Bank Account Agreements. Within ninety (90) days after the Closing Date, each Borrower maintaining a depositary account (each a "Depositary Account") with any bank other than the Agent (each a "Depository Bank") shall enter into a depositary account agreement, in form and substance satisfactory to the Agent, with the relevant Depository Bank and the Agent (each, as the same may be amended, restated, supplemented or otherwise modified from time to time, called a "Depositary Account Agreement"). Pursuant to the Collateral Documents, including any Depositary Account Agreement, each Borrower shall grant to the Agent, for the benefit of the Lender Parties, a continuing first priority lien upon, and security interest in, the Master Account, the Agent Bank Accounts, the Depositary Accounts and the Operating Account, respectively, in each case as described below (collectively, the "Bank Accounts"), all funds, items, instruments, investments, securities and other things of value at any time paid, deposited, credited to or held in the Lockbox (as described below) or the Bank Accounts (whether for collection, provisionally or otherwise), and all other Property of such Borrower from time to time in the possession or under the control of, or in transit to, any Lender Party, any Depository Bank or any agent, bailee or custodian therefor, and all proceeds of all of the foregoing. The Depositary Account Agreements shall each specify that throughout the term of this Agreement, the respective Depository Bank (I) shall be pledgee-in-possession (for the benefit of Agent, for the benefit of the Lender Parties) of the underlying Bank Accounts of each Borrower described therein, all Cash Instruments of each Borrower held by such Person, and all such funds, items, instruments, investments, securities, other things of value, Property and proceeds, (II) shall take such action as shall be specified in written notice from the Agent to enable the Agent to exercise its rights with respect to such lien and security interest, (III) shall forward all amounts received in such Depositary Accounts to the Master Account through weekly sweeps (or more frequently upon Agent's request during any Event of Default or at any time at Funds Administrator's request), (IV) shall be entitled to exercise all and any rights which any Lender Party may have under this Agreement and the other Loan Documents or applicable law with respect to the Depositary Accounts of each Borrower described therein and such other Property, and (V) shall provide the Agent with copies of all statements relating to the Depositary Accounts of the applicable Borrower provided by such Person to such Borrower. Notwithstanding any provision of this
Section 7.1, no Lender Party shall have any obligation to reconcile or verify, at any time or for any purpose, any balance in any Bank Account of any Borrower, the Lockbox or any other account maintained by the Agent or any Depository Bank.

                  7.2 Bank Accounts and Lockboxes. Borrowers shall establish, on or before the ninetieth (90th) day after the Closing Date, and thereafter shall maintain, accounts with the Agent identified as the "Master Account", "Operating Account" and "Zero Balance Accounts" (collectively, the "Agent Bank Accounts"). The Borrowers shall, within ninety (90) days after the Closing Date, establish and thereafter maintain a lockbox with the Agent (herein called the "Lockbox"). Upon the occurrence of any Event of Default and at the option and direction of the Required Lenders, the Agent Bank Accounts, the Depositary Accounts and the Lockbox shall be under the sole dominion and control of the Agent, and no Loan Party shall have any right of withdrawal therefrom.

                  7.3 List of Bank Accounts and Bank Account Statements. All Bank Accounts of each Borrower and all payroll and petty cash accounts of each Borrower are described on Schedule 7.3. In the event any Borrower opens any new accounts or closes any account in accordance with the terms of this Agreement, the Funds Administrator shall deliver to Lender a revised version of
Schedule 7.3 showing any changes thereto within three (3) Business Days of any such change (including, without limitation, pursuant to the changes thereto required by the terms hereof). Each Borrower shall instruct each bank (other than the Agent, as the case may be) listed on Schedule 7.3 at which such Borrower maintains any Bank Account to provide Agent with copies of all statements issued by such bank with respect to such Bank Account.

                  7.4 Proceeds of Collateral; Notices to Account Debtors; Lockbox. Upon establishing the Lockbox, each Borrower shall direct all its Account Debtors to pay all Accounts Receivable and other proceeds of Collateral directly to the Lockbox for deposit into the Master Account. In addition, each Borrower shall take all such actions as Agent in good faith deems necessary or appropriate to ensure that at all times on and after the date hereof all proceeds of its Collateral (including, without limitation, all Cash Instruments) are sent directly to the Lockbox or a Depositary Account with a Depository Bank that is subject to a Depositary Account Agreement. If, notwithstanding the actions provided for in the preceding sentences of this Section 7.4, any Borrower shall receive, or any financial institution shall receive for the account of any Borrower, any Cash Instruments, such Borrower shall, or shall cause such financial institution to, transmit in the form received, before the close of business on the next succeeding Business Day, all such Cash Instruments (properly endorsed, where required, so that all items delivered may be collected by such Person) to Agent. Borrowers shall not, and

Borrowers shall not permit or cause any such financial institution to, commingle any Cash Instrument so received except in the Master Account, and Borrowers shall hold separate and apart from all other Property, all such Cash Instruments in express trust for the benefit of Agent, on behalf of the Lender Parties, until delivery thereof is made to the Agent. Items deposited in the Lockbox, any Bank Agent Account or any Depositary Account shall be credited to the Master Account. Borrowers and any of their Affiliates, employees, or other Persons acting for or in concert with Borrowers, shall, acting as trustee for Agent, receive, as the sole and exclusive property of Agent, for the benefit of the Lender Parties, any monies, checks, notes, drafts or any other payments relating to and/or proceeds of Accounts Receivable or other Collateral which come into the possession or under the control of Borrowers or any Affiliates, employees or other Persons acting for or in concert with Borrowers, and immediately upon receipt thereof, Borrowers or such other Persons shall remit the same or cause the same to be deposited, in kind, into the Master Account or, at the direction of Agent, shall remit the same, or cause the same to be remitted, in kind, to Agent at Agent's address set forth in Section 15.3.

         SECTION 8  MAKING AND PRORATION OF PAYMENTS; SETOFF; TAXES.

         8.1 Making of Payments. All payments of principal of or interest on the Notes, and of all fees, shall be made by the Borrowers to the Agent in immediately available funds at the office specified by the Agent not later than noon, Chicago time, on the date due; and funds received after that hour shall be deemed to have been received by the Agent on the following Business Day. Checks received into the Lockbox shall be deemed to have been received three (3) Business Days after receipt thereof to the Lockbox. The Agent shall promptly remit to each Lender its share of all such payments received in collected funds by the Agent for the account of such Lender. All payments under Section 9.1 shall be made by the Borrowers directly to the Lender entitled thereto.

         8.2 Application of Certain Payments. Except for the payments applied pursuant to Section 6.3, each payment of principal shall be applied, prior to the existence of any Event of Default, to such Loans and other Obligations as the Funds Administrator shall direct by notice to be received by the Agent on or before the date of such payment or, in the absence of such notice, as the Agent shall determine in its discretion. Concurrently with each remittance to any Lender of its share of any such payment, the Agent shall advise such Lender as to the application of such payment.

         8.3 Deemed Loans. Notwithstanding any provision contained herein to the contrary, and in addition to, and not in limitation of, any of the other rights or remedies of the Agent and the Lenders set forth herein, at the option and direction of Required Lenders, Agent, in order to facilitate timely payment hereunder of all Obligations in respect of (I) payments of interest due on any Loans, (II) payments of principal due on the Term Loans, (III) payments of cash, fees, expenses and other Obligations due and payable by Borrowers to the Loan Parties hereunder or under any of the other Loan Documents and (IV) payments by Agent of any amount due and payable under any Depositary Account Agreement or any other agreement entered into by any Lender Party in connection with this Agreement (including, without limitation, any amount resulting from the return, dishonor or other non-payment of items deposited with the Agent or any Depository bank by or on behalf of Borrowers), then, whether or not there is sufficient Borrowing Base availability, Borrowers shall be deemed automatically to have made a request for, and upon such payment by the Lenders shall be deemed to have made, a Base Rate Revolving Loan, in the full amount of such payment. Borrowers acknowledge that such Revolving Loan may cause a Borrower to exceed Borrower's Borrowing Base, in which event Borrowers shall be obligated to immediately make a prepayment pursuant to Section 6.2.2.

         8.4 Due Date Extension. If any payment of principal or interest with respect to any of the Loans, or of any fees or other Obligations, falls due on a day which is not a Business Day, then such due date shall be extended to the immediately following Business Day (unless, in the case of a Eurodollar Loan, such immediately following Business Day is the first Business Day of a calendar month, in which case such due date shall be the immediately preceding Business Day) and, in the case of principal, additional interest shall accrue and be payable for the period of any such extension.

         8.5 Setoff. Each Borrower agrees that the Agent and each Lender have all rights of set-off and bankers' lien provided by applicable law, and in addition thereto, each Borrower agrees that at any time any Event of Default exists, the Agent and each Lender may apply to the payment of any obligations of the Borrowers hereunder or under any other Loan Document, whether or not then due, any and all balances, credits, deposits, accounts or moneys of any Borrower then or thereafter with the Agent or such Lender.

         8.6 Proration of Payments. If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of offset or otherwise, but excluding any payment pursuant to Section 9.7 or 15.9 and payments of interest on any Affected Loan) on account of principal of or interest on any Loan (or on account of its participation in any Letter of Credit) in excess of its pro rata share of payments and other recoveries obtained by all Lenders on account of principal of and interest on the Loans (or such participation) then held by them, such Lender shall purchase from the other Lenders such participations in the Loans (or sub-participations in Letters of Credit) held by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and the purchase price restored to the extent of such recovery.

         8.7 Taxes. All payments of principal of, and interest on, the Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, excluding franchise taxes and taxes imposed on or measured by any Lender's net income or receipts (all non-excluded items being called "Taxes"). If any withholding or deduction from any payment to be made by the any Loan Party hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Borrowers will:

                  (a) pay directly to the relevant authority the full amount required to be so withheld or deducted;

                  (b) promptly forward to the Agent an official receipt or other documentation satisfactory to the Agent evidencing such payment to such authority; and

                  (c) pay to the Agent for the account of the Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required.

Moreover, if any Taxes are directly asserted against the Agent or any Lender with respect to any payment received by the Agent or such Lender hereunder, the Agent or such Lender may pay such Taxes and the Borrowers will promptly pay such additional amounts (including any penalty, interest or expense) as is necessary in order that the net amount received by such Person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such Person would have received had such Taxes not been asserted.

         If any Loan Party fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Agent, for the account of the respective Lenders, the required receipts or other required documentary evidence, the Borrowers shall indemnify the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure. For purposes of this Section 8.6, a distribution hereunder by the Agent or any Lender to or for the account of any Lender shall be deemed a payment by the Borrowers.

         Each Lender that (a) is organized under the laws of a jurisdiction other than the United States of America and (b)(i) is a party hereto on the Closing Date or (ii) becomes an assignee of an interest under this Agreement under Section 15.8.1 after the Closing Date (unless such Lender was already a Lender hereunder immediately prior to such assignment) shall execute and deliver to the Funds Administrator and the Agent one or more (as the Funds Administrator or the Agent may reasonably request) United States Internal Revenue Service Forms 4224 or Forms 1001 or such other forms or documents, appropriately completed, as may be applicable to establish that such Lender is exempt from withholding or deduction of Taxes. The Borrowers shall not be required to pay additional amounts to any Lender pursuant to this Section 8.6 to the extent that the obligation to pay such additional amounts would not have arisen but for the failure of such Lender to comply with this paragraph.

         SECTION 9  INCREASED COSTS; SPECIAL PROVISIONS FOR EURODOLLAR LOANS.

         9.1 Increased Costs. (a) If, after the date hereof, the adoption of, or any change in, any applicable law, rule or regulation, or any change in the interpretation or administration of any applicable law, rule or regulation by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or any Eurodollar Office of such Lender) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency

                  (i) shall subject any Lender (or any Eurodollar Office of such Lender) to any tax, duty or other charge with respect to its Eurodollar Loans, any of its Notes or its obligation to make Eurodollar Loans, or shall change the basis of taxation of payments to any Lender of the principal of or interest on its Eurodollar Loans or any other amounts due under this Agreement in respect of its Eurodollar Loans or its obligation to make Eurodollar Loans (except for changes in the rate of tax on the overall net income of such Lender or its Eurodollar Office imposed by the jurisdiction in which such Lender's principal executive office or Eurodollar Office is located);

                  (ii) shall impose, modify or deem applicable any reserve (including any reserve imposed by the FRB, but excluding any reserve included in the determination of interest rates pursuant to Section 4), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by any Lender (or any Eurodollar Office of such Lender); or

                  (iii) shall impose on any Lender (or its Eurodollar Office) any other condition affecting its Eurodollar Loans, any of its Note or its obligation to make Eurodollar Loans;

and the result of any of the foregoing is to increase the cost to (or to impose a cost on) such Lender (or any Eurodollar Office of such Lender) of making or maintaining any Eurodollar Loan, or to reduce the amount of any sum received or receivable by such Lender (or its Eurodollar Office) under this Agreement or under any of its Notes with respect thereto, then upon demand by such Lender (which demand shall be accompanied by a statement setting forth the basis for such demand and a calculation of the amount thereof in reasonable detail, a copy of which shall be furnished to the Agent), the Borrowers shall pay directly to such Lender such additional amount as will compensate such Lender for such increased cost or such reduction.

         (b) If any Lender shall reasonably determine that any change in, the adoption or phase-in of, any applicable law, rule or regulation regarding capital adequacy, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender or any Person controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's or such controlling Person's capital as a consequence of such Lender's obligations hereunder or under any Letter of Credit to a level below that which such Lender or such controlling Person could have achieved but for such change, adoption, phase-in or compliance (taking into consideration such Lender's or such controlling Person's policies with respect to capital adequacy) by an amount deemed by such Lender or such controlling Person to be material, then from time to time, upon demand by such Lender (which demand shall be accompanied by a statement setting forth the basis for such demand and a calculation of the amount thereof in reasonable detail, a copy of which shall be furnished to the Agent), the Borrowers shall pay to such Lender such additional amount as will compensate such Lender or such controlling Person for such reduction.

         9.2 Basis for Determining Interest Rate Inadequate or Unfair. If with respect to any Interest Period:

                  (a) deposits in Dollars (in the applicable amounts) are not being offered to the Agent in the interbank eurodollar market for such Interest Period, or the Agent otherwise reasonably determines (which determination shall be binding and conclusive on the Borrowers) that by reason of circumstances affecting the interbank eurodollar market adequate and reasonable means do not exist for ascertaining the applicable Eurodollar Rate; or

                  (b) Lenders having aggregate Pro Rata Shares of thirty-five percent (35%) or more advise the Agent that the Eurodollar Rate (Reserve Adjusted) as determined by the Agent will not adequately and fairly reflect the cost to such Lenders of maintaining or funding Eurodollar Loans for such Interest Period (taking into account any amount to which such Lenders may be entitled under Section 9.1) or that the making or funding of Eurodollar Loans has become impracticable as a result of an event occurring after the date of this Agreement which in the opinion of such Lenders materially affects such Loans;

then the Agent shall promptly notify the other parties thereof and, so long as such circumstances shall continue, (i) no Lender shall be under any obligation to make or convert into Eurodollar Loans and (ii) on the last day of the current Interest Period for each Eurodollar Loan, such Loan shall, unless then repaid in full, automatically convert to a Base Rate Loan.

         9.3 Changes in Law Rendering Eurodollar Loans Unlawful. If any change in, or the adoption of any new, law or regulation, or any change in the interpretation of any applicable law or regulation by any governmental or other regulatory body charged with the administration thereof, should make it (or in the good faith judgment of any Lender cause a substantial question as to whether it is) unlawful for any Lender to make, maintain or fund Eurodollar Loans, then such Lender shall promptly notify each of the other parties hereto and, so long as such circumstances shall continue, (a) such Lender shall have no obligation to make or convert into Eurodollar Loans (but shall make Base Rate Loans concurrently with the making of or conversion into Eurodollar Loans by the Lenders which are not so affected, in each case in an amount equal to the amount of Eurodollar Loans which would be made or converted into by such Lender at such time in the absence of such circumstances) and (b) on the last day of the current Interest Period for each Eurodollar Loan of such Lender (or, in any event, on such earlier date as may be required by the relevant law, regulation or interpretation), such Eurodollar Loan shall, unless then repaid in full, automatically convert to a Base Rate Loan. Each Base Rate Loan made by a Lender which, but for the circumstances described in the foregoing sentence, would be a Eurodollar Loan (an "Affected Loan") shall remain outstanding for the same period as the Group of Eurodollar Loans of which such Affected Loan would be a part absent such circumstances.

         9.4 Funding Losses. Each Borrower hereby agrees that upon demand by any Lender (which demand shall be accompanied by a statement setting forth the basis for the amount being claimed, a copy of which shall be furnished to the Agent), the Borrowers will indemnify such Lender against any net loss or expense which such Lender may sustain or incur (including any net loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain any Eurodollar Loan), as reasonably determined by such Lender, as a result of (a) any payment, prepayment or conversion of any Eurodollar Loan of such Lender on a date other than the last day of an Interest Period for such Loan (including any conversion pursuant to Section 9.3) or (b) any failure of the Borrowers to borrow, convert or continue any Loan on a date specified therefor in a notice of borrowing, conversion or continuation pursuant to this Agreement. For this purpose, all notices to the Agent pursuant to this Agreement shall be deemed to be irrevocable.

         9.5 Right of Lenders to Fund through Other Offices. Each Lender may, if it so elects, fulfill its commitment as to any Eurodollar Loan by causing a foreign branch or Affiliate of such Lender to make such Loan; provided, that in such event for the purposes of this Agreement such Loan shall be deemed to have been made by such Lender and the obligation of the Borrowers to repay such Loan shall nevertheless be to such Lender and shall be deemed held by it, to the extent of such Loan, for the account of such branch or Affiliate.

         9.6 Discretion of Lenders as to Manner of Funding. Notwithstanding any provision of this Agreement to the contrary, each Lender shall be entitled to fund and maintain its funding of all or any part of its Loans in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations hereunder shall be made as if such Lender had actually funded and maintained each Eurodollar Loan during each Interest Period for such Loan through the purchase of deposits having a maturity corresponding to such Interest Period and bearing an interest rate equal to the Eurodollar Rate for such Interest Period.

         9.7 Mitigation of Circumstances; Replacement of Lenders. (a) Each Lender shall promptly notify the Funds Administrator and the Agent of any event of which it has knowledge which will result in, and will use reasonable commercial efforts available to it (and not, in such Lender's sole judgment, otherwise disadvantageous to such Lender) to mitigate or avoid, (i) any obligation by the Borrowers to pay any amount pursuant to Section 8.7 or 9.1 or
(ii) the occurrence of any circumstances described in Section 9.2 or 9.3 (and, if any Lender has given notice of any such event described in clause (i) or (ii) above and thereafter such event ceases to exist, such Lender shall promptly so notify the Funds Administrator and the Agent). Without limiting the foregoing, each Lender will designate a different funding office if such designation will avoid (or reduce the cost to the Borrowers of) any event described in clause (i) or (ii) of the preceding sentence and such designation will not, in such Lender's sole judgment, be otherwise disadvantageous to such Lender.

         (b) If the Borrowers become obligated to pay additional amounts to any Lender pursuant to Section 8.6, 8.7 or 9.1, or any Lender gives notice of the occurrence of any circumstances described in Section 9.2 or 9.3, the Funds Administrator may designate another financial institution which is acceptable to the Agent and the Issuing Lender in their reasonable discretion (such other financial institution being called a "Replacement Lender") to purchase the Loans of such Lender and such Lender's rights hereunder, without recourse to or warranty by, or expense to, such Lender, for a purchase price equal to the outstanding principal amount of the Loans payable to such Lender plus any accrued but unpaid interest on such Loans and all accrued but unpaid fees owed to such Lender and any other amounts payable to such Lender under this Agreement, and to assume all the obligations of such Lender hereunder, and, upon such purchase and assumption (pursuant to an Assignment Agreement), such Lender shall no longer be a party hereto or have any rights hereunder (other than rights with respect to indemnities and similar rights applicable to such Lender prior to the date of such purchase and assumption) and shall be relieved from all obligations to the Borrowers hereunder, and the Replacement Lender shall succeed to the rights and obligations of such Lender hereunder.

         9.8 Conclusiveness of Statements; Survival of Provisions. Determinations and statements of any Lender pursuant to Section 9.1, 9.2, 9.3 or
9.4 shall be conclusive absent demonstrable error. Lenders may use reasonable averaging and attribution methods in determining compensation under Sections 9.1 and 9.4, and the provisions of such Sections shall survive repayment of the Loans, cancellation of the Notes, expiration or termination of the Letters of Credit and termination of this Agreement.

         SECTION 10  WARRANTIES.

         To induce the Agent and the Lenders to enter into this Agreement and to induce the Lenders to make Loans and issue and participate in Letters of Credit hereunder, each Borrower warrants to the Agent and the Lenders that, before and after giving effect to the Related Transactions:

         10.1 Organization. Each Borrower, and each of its Subsidiaries, is a corporation validly existing and in good standing under the laws of the state of its incorporation; and each Borrower, and each of its Subsidiaries, is duly qualified to do business in each jurisdiction where, because of the nature of its activities or properties, such qualification is required, except for such jurisdictions where the failure to so qualify would not have a Material Adverse Effect.

         10.2 Authorization; No Conflict. Each Borrower, and each of its Subsidiaries, is duly authorized to execute and deliver each Loan Document to which it is a party, each Borrower is duly authorized to borrow monies hereunder and each Borrower, and each of its Subsidiaries, is duly authorized to perform its obligations under each Loan Document and each Related Transaction Agreement to which it is a party. The execution, delivery and performance by the Borrowers and their respective Subsidiaries of this Agreement and each Loan Document and Related Transaction Agreement to which it is a party, and the borrowings by the Borrowers hereunder, do not and will not (a) require any consent or approval of any governmental agency or authority (other than any consent or approval which has been obtained and is in full force and effect), (b) conflict with (i) any provision of law, (ii) the charter, by-laws or other organizational documents of any Borrower or any Subsidiary of any Borrower or (iii) any agreement, indenture, instrument or other document, in each instance, containing obligations or requiring payments in excess of $10,000, or any judgment, order or decree, which is binding upon the any Borrower, any Subsidiary of any Borrower or any of their respective properties or (c) require, or result in, the creation or imposition of any Lien on any asset of any Borrower or any Subsidiary of any Borrower (other than Liens in favor of the Agent created pursuant to the Collateral Documents).

         10.3 Validity and Binding Nature. Each of this Agreement and each other Loan Document and each Related Transaction Agreement to which any Borrower or any Subsidiary of any Borrower is a party is the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors' rights generally and to general principles of equity.

         10.4 Financial Condition. (a) The compiled year-end balance sheets of Krane as of December 31 of 1996, 1997 and 1998, the compiled year-end balance sheets of AHD as of December 31 of 1997 and 1998, the compiled statements of operations, shareholders' equity and cash flow of Krane for each of the fiscal years 1996, 1997 and 1998, the compiled statements of operations, shareholders' equity and cash flow of AHD for each of the fiscal years 1997 and 1998 and an unaudited consolidated balance sheet of Krane and Holdings as of December 31, 1999 and unaudited consolidated statements of operations, shareholders' equity and cash flow of Krane and AHD for the twelve-month period then ended, copies of which have been delivered to each Lender, were prepared in accordance with GAAP (subject, in the case of such unaudited statements, to the absence of footnotes and to normal year-end adjustments and adjustments on a cash basis versus accrual basis) and present fairly the consolidated financial condition of the Borrowers and their respective Subsidiaries as at such date and the results of their operations for the period then ended.

                  (b) The pro forma consolidated balance sheet of the Borrowers and their respective Subsidiaries as at May 15, 2000, a copy of which has been furnished to each Lender, has been prepared using the assumptions set forth in the notes thereto (each of which the Borrowers consider to be reasonable) and fairly presents the pro forma consolidated financial condition of the Borrowers and their Respective Subsidiaries as if the Related Transactions and the other transactions contemplated hereby to occur on the Closing Date had taken place as of such date.

         10.5 No Material Adverse Change. Since December 31, 1999, there has been no material adverse change in the financial condition, operations, assets, business or properties of the Borrowers and their respective Subsidiaries taken as a whole.

         10.6 Litigation and Contingent Liabilities. No litigation (including derivative actions), arbitration proceeding or governmental investigation or proceeding is pending or, to any Borrower's knowledge, threatened against any Loan Party which might reasonably be expected to have a Material Adverse Effect, except as set forth in Schedule 10.6. Other than any liability incident to such litigation or proceedings, no Loan Party has any material contingent liabilities not listed on Schedule 10.6 or permitted by
Section 11.7.

         10.7 Ownership of Properties; Liens. Each Borrower, and each Subsidiary of each Borrower, owns good and, in the case of real property, marketable title to all of its material properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens, charges and claims (including infringement claims with respect to patents, trademarks, service marks, copyrights and the like) except as permitted by Section 11.8.

         10.8 Subsidiaries. As of the Closing Date, no Borrower has any Subsidiaries other than those listed on Schedule 10.8.

         10.9 Pension Plans. (a) During the twelve-consecutive-month period prior to the date of the execution and delivery of this Agreement or the making of any Loan or the issuance of any Letter of Credit, (i) no steps have been taken to terminate any Pension Plan (other than pursuant to Section 4041(b) of ERISA, in which case such action shall not result in any material liability, fine or penalty) and (ii) no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which could reasonably be expected to result in the incurrence by any Borrower of any material liability, fine or penalty.

                  (b) All contributions (if any) have been made to any Multiemployer Pension Plan that are required to be made by any Borrower or any other member of the Controlled Group under the terms of the plan or of any collective bargaining agreement or by applicable law; no Loan Party nor any member of the Controlled Group has withdrawn or partially withdrawn from any Multiemployer Pension Plan (other than any withdrawal or partial withdrawal that could not reasonably be expected to result in the incurrence by such Loan Party of any material liability, fine or penalty), incurred any withdrawal liability with respect to any such plan or received notice of any claim or demand for withdrawal liability or partial withdrawal liability from any such plan, and no condition has occurred which, if continued, could reasonably be expected to result in a withdrawal or partial withdrawal from any such plan; and no Borrower nor any member of the Controlled Group has received any notice that any Multiemployer Pension Plan is in reorganization, that increased contributions may be required to avoid a reduction in plan benefits or the imposition of any excise tax, that any such plan is or has been funded at a rate less than that required under Section 412 of the Code, that any such plan is or may be terminated, or that any such plan is or may become insolvent.

         10.10 Investment Company Act. No Borrower is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940.

         10.11 Public Utility Holding Company Act. No Borrower is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935.

         10.12 Regulation U. No Borrower is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

         10.13 Taxes. Each Borrower and each Subsidiary of each Borrower has filed all federal and other material tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

         10.14 Solvency, etc. On the Closing Date, and immediately prior to and after giving effect to the issuance of each Letter of Credit and each borrowing hereunder and the use of the proceeds thereof, (a) each Borrower's assets will exceed its liabilities and (b) each Borrower will be solvent, will be able to pay its debts as they mature, will own property with fair saleable value greater than the amount required to pay its debts and will have capital sufficient to carry on its business as then constituted.

         10.15    Environmental Matters.

                  (a) No Violations. Except as set forth on Schedule 10.15, to the best knowledge of the Borrowers, no Borrower, nor any operator of any Borrower's properties, is in violation, or alleged violation, of any judgment, decree, order, law, permit, license, rule or regulation pertaining to environmental matters, including those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 or any other Environmental Law which (i) in any single case, requires expenditures in any three-year period of $100,000 or more by the Borrowers and their respective Subsidiaries in penalties and/or for investigative, removal or remedial actions or (ii) individually or in the aggregate otherwise might reasonably be expected to have a Material Adverse Effect.

                  (b) Notices. Except as set forth on Schedule 10.15 and for matters arising after the Closing Date, in each case none of which could singly or in the aggregate be expected to have a Material Adverse Effect, no Borrower has received notice from any third party, including any Federal, state or local governmental authority: (a) that any one of them has been identified by the U.S. Environmental Protection Agency as a potentially responsible party under CERCLA with respect to a site listed on the

         National Priorities List, 40 C.F.R. Part 300 Appendix B; (b) that any hazardous waste, as defined by 42 U.S.C. ss.6903(5), any hazardous substance as defined by 42 U.S.C. ss.9601(14), any pollutant or contaminant as defined by 42 U.S.C. ss.9601(33) or any toxic substance, oil or hazardous material or other chemical or substance regulated by any Environmental Law (all of the foregoing, "Hazardous Substances") which any one of them has generated, transported or disposed of has been found at any site at which a Federal, state or local agency or other third party has conducted a remedial investigation, removal or other response action pursuant to any Environmental Law; (c) that any Borrower must conduct a remedial investigation, removal, response action or other activity pursuant to any Environmental Law; or (d) of any Environmental Claim.

                  (c) Handling of Hazardous Substances. Except as set forth on Schedule 10.15, to the best knowledge of the Borrowers, (i) no portion of the real property or other assets of any Borrower has been used for the handling, processing, storage or disposal of Hazardous Substances except in accordance in all material respects with applicable Environmental Laws; and no underground tank or other underground storage receptacle for Hazardous Substances is located on such properties; (ii) in the course of any activities conducted by any Borrower or the operators of any real property of any Borrower, no Hazardous Substances have been generated or are being used on such properties except in accordance in all material respects with applicable Environmental Laws; (iii) there have been no Releases or threatened Releases of Hazardous Substances on, upon, into or from any real property or other assets of any Borrower, which Releases singly or in the aggregate might reasonably be expected to have a material adverse effect on the value of such real property or assets; (iv) there have been no Releases on, upon, from or into any real property in the vicinity of the real property or other assets of any Borrower which, through soil or groundwater contamination, may have come to be located on, and which might reasonably be expected to have a material adverse effect on the value of, the real property or other assets of any Borrower; and (v) any Hazardous Substances generated by the Borrowers have been transported offsite only by properly licensed carriers and delivered only to treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities have been and are operating in compliance in all material respects with such permits and applicable Environmental Laws.

         10.16 Year 2000 Problem. The Borrowers have reviewed the areas within their business and operations which could be adversely affected by, and have developed a program to address on a timely basis, the Year 2000 Problem. Based on such review, program and inquiries, the Borrowers reasonably believe that the "Year 2000 Problem" will not have a Material Adverse Effect.

         10.17 Insurance. Set forth on Schedule 10.17 is a complete and accurate summary of the Life Insurance and the property and casualty insurance program of the Borrowers as of the Closing Date (including the names of all insurers, policy numbers, expiration dates, amounts and types of coverage, annual premiums, exclusions, deductibles, self-insured retention, and a description in reasonable detail of any self-insurance program, retrospective rating plan, fronting arrangement or other risk assumption arrangement involving any Borrower).

         10.18 Real Property. Set forth on Schedule 10.18 is a complete and accurate list, as of the Closing Date, of the address of all real property owned or leased by any Borrower, together with, in the case of leased property, the name and mailing address of the lessor of such property.

         10.19 Information. All information heretofore or contemporaneously herewith furnished in writing by any Borrower or any other Loan Party to the Agent or any Lender for purposes of or in connection with this Agreement and the transactions contemplated hereby is, and all written information hereafter furnished by or on behalf of any Borrower or any other Loan Party to the Agent or any Lender pursuant hereto or in connection herewith will be, true and accurate in every material respect on the date as of which such information is dated or certified, and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading in light of the circumstances under which made (it being recognized by the Agent and the Lenders that any projections and forecasts provided by the Borrowers are based on good faith estimates and assumptions believed by the Borrowers to be reasonable as of the date of the applicable projections or assumptions and that actual results during the period or periods covered by any such projections and forecasts may differ from projected or forecasted results).

         10.20 Intellectual Property. Each Borrower, and each Subsidiary of each Borrower, owns and possesses or has a license or other right to use all patents, patent rights, trademarks, trademark rights, trade names, trade name rights, service marks, service mark rights and copyrights as are necessary for the conduct of the business of the Borrowers and their respective Subsidiaries, without any infringement upon rights of others which could reasonably be expected to have a Material Adverse Effect.

         10.21 Burdensome Obligations. As of the Closing Date, neither any Borrower nor any Subsidiary of any Borrower is a party to any agreement or contract or subject to any corporate or partnership restriction which might reasonably be expected to have a Material Adverse Effect.

         10.22 Labor Matters. Except as set forth on Schedule 10.22, no Borrower is subject to any labor or collective bargaining agreement. There are no existing or threatened strikes, lockouts or other labor disputes involving any Borrower that singly or in the aggregate could reasonably be expected to have a Material Adverse Effect. Hours worked by and payment made to employees of the Borrowers are not in violation of the Fair Labor Standards Act or in material violation of any other material applicable law, rule or regulation dealing with such matters.

         10.23 No Default. No Event of Default or Unmatured Event of Default exists or would result from the incurring by any Borrower of any Debt hereunder or under any other Loan Document.

         10.24 Acquisition and Merger Agreement; Etc. (a) The Borrowers have heretofore furnished the Agent true and correct copies of the Acquisition and Merger Agreement.

                  (b) Each Borrower and, to the Borrowers' knowledge, each other party to the Acquisition and Merger Agreement has duly taken all necessary corporate, partnership or other organizational action to authorize the execution, delivery and performance of the Acquisition and Merger Agreement to which it is a party and the consummation of transactions contemplated thereby.

                  (c) The Acquisition and Merger Transaction will comply with all applicable legal requirements, and all necessary governmental, regulatory, creditor, shareholder, partner and other material consents, approvals and exemptions required to be obtained by the Borrowers and, to the Borrowers' knowledge, each other party to the Acquisition and Merger Agreement have been duly obtained and will be in full force and effect. As of the date hereof, all applicable waiting periods with respect to the Acquisition and Merger Transaction have expired without any action being taken by any competent governmental authority which restrains, prevents or imposes material adverse conditions upon the consummation of the respective Related Transactions.

                  (d) The execution and delivery of the Acquisition and Merger Agreement did not, and the consummation of the Acquisition and Merger Transaction will not, violate any statute or regulation of the United States (including any securities law) or of any state or other applicable jurisdiction, or any order, judgment or decree of any court or governmental body binding on any Borrower or, to the Borrowers' knowledge, any other party to the Acquisition and Merger Agreement, or result in a breach of, or constitute a default under, any material agreement, indenture, instrument or other document, or any judgment, order or decree, to which any Borrower is a party or by which the any Borrower is bound or, to the Borrowers' knowledge, to which any other party to the Acquisition and Merger Agreement is a party or by which any such party is bound.

                  (e) No statement or representation made in the Acquisition and Merger Agreement by any Borrower nor, to the Borrowers' knowledge, any other Person, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading.

         10.25 Capitalization. Schedule 10.25 sets forth the authorized equity securities of each Borrower as of the date hereof. All issued and outstanding equity securities of each of Borrower are duly authorized and validly issued, fully paid, non-assessable, and free and clear of all Liens other than those in favor of the Agent, for the benefit of the Lender Parties. All such securities were issued in compliance with all applicable state and federal laws concerning the issuance of securities. All of the issued and outstanding equity securities of Holdings are owned in the amounts and by the Persons as set forth in such Schedule 10.25. Holdings owns all of the issued and outstanding equity securities of each of the other Borrowers. Except as set forth on Schedule 10.25, there are no pre-emptive or other outstanding rights, options, warrants, conversion rights or other similar agreements or understandings for the purchase or acquisition of any equity securities in any such entity.

         10.26 Incorporation of Certain Representations and Warranties. The representations and warranties made by Borrowers in the Prairie Subordinated Debt Documents are true and correct in all material respects and by this reference such representations and warranties hereby are incorporated herein, mutatis mutandis, for the benefit of the Agent and the Lenders.


         SECTION 11 COVENANTS.

         Until the expiration or termination of the Commitments and thereafter until all obligations of the Borrowers hereunder and under the other Loan Documents are paid in full and all Letters of Credit have been terminated or cash collateralized to the satisfaction of Agent, each Borrower agrees that, unless at any time the Required Lenders shall otherwise expressly consent in writing, it will:

         11.1 Reports, Certificates and Other Information. Furnish to the Agent and each Lender:

                  11.1.1 Annual Report. Promptly when available and in any event within 90 days after the close of each Fiscal Year: (a) a copy of the annual audit report of the Borrowers and their respective Subsidiaries for such Fiscal Year, including therein consolidated balance sheets and statements of earnings and cash flows of the Borrowers and their respective Subsidiaries as at the end of such Fiscal Year, certified without qualification by PriceWaterhouseCoopers or other independent auditors of recognized standing selected by the Borrowers and reasonably acceptable to the Required Lenders, together with (i) a written statement from such accountants to the effect that in making the examination necessary for the signing of such annual audit report by such accountants, nothing came to their attention that caused them to believe that the Borrowers were not in compliance with any provision of Sections 11.6, 11.7, 11.9 or 11.10 of this Agreement insofar as such provision relates to accounting matters or, if something has come to their attention that caused them to believe that the Borrowers were not in compliance with any such provision, describing such non-compliance in reasonable detail and (ii) a comparison with the budget for such Fiscal Year and a comparison with the previous Fiscal Year; and (b) consolidating balance sheets of the Borrowers and their respective Subsidiaries as of the end of such Fiscal Year and a consolidating statement of earnings for the Borrowers and their respective Subsidiaries for such Fiscal Year, certified by the Chief Financial Officer of Holdings.

                  11.1.2 Interim Reports. (a) Promptly when available and in any event within 45 days after the end of each Fiscal Quarter (except the last Fiscal Quarter of each Fiscal Year), consolidated and consolidating balance sheets of the Borrowers and their respective Subsidiaries as of the end of such Fiscal Quarter, together with consolidated and consolidating statements of earnings and cash flows for such Fiscal Quarter and for the period beginning with the first day of such Fiscal Year and ending on the last day of such Fiscal Quarter, together with a comparison with the corresponding period of the previous Fiscal Year and a comparison with the budget for such period of the current Fiscal Year, certified by the Chief Financial Officer of Holdings; and (b) promptly when available and in any event within 45 days after the end of each month through and including November, 2000, and 30 days after the end of each month thereafter (except, in any such case, the last month of each Fiscal Quarter), consolidated and consolidating balance sheets of the Borrowers and their respective Subsidiaries as of the end of such month, together with consolidated and consolidating statements of earnings and a consolidated statement of cash flows for such month and for the period beginning with the first day of such Fiscal Year and ending on the last day of such month, together with a comparison with the corresponding period of the previous Fiscal Year and a comparison with the budget for such period of the current Fiscal Year, certified by the Chief Financial Officer of Holdings.

                  11.1.3 Compliance Certificates. Contemporaneously with the furnishing of a copy of each annual audit report pursuant to Section
         10.1.1 and each set of quarterly statements pursuant to Section 10.1.2, a duly completed compliance certificate in the form of Exhibit B, with appropriate insertions, dated the date of such annual report or such quarterly statements and signed by the Chief Financial Officer of Holdings, containing (i) a computation of each of the financial ratios and restrictions set forth in Section 11.6 and to the effect that such officer has not become aware of any Event of Default or Unmatured Event of Default that has occurred and is continuing or, if there is any such event, describing it and the steps, if any, being taken to cure it and (ii) a written statement of the Borrowers' management setting forth a discussion of the Borrowers and their respective Subsidiaries' financial condition, changes in financial condition and results of operations.

                  11.1.4 Reports to the SEC and to Shareholders; Deliveries in respect of Subordinated Debt. Promptly upon the filing or sending thereof, copies of (i) all regular, periodic or special reports of any Borrower filed with the SEC; copies of all registration statements of any Borrower filed with the SEC (other than on Form S-8); and copies of all proxy statements or other communications made to security holders generally; and (ii) except to the extent otherwise required to be made hereunder, all notices, certificates, reports, financial statements and other material deliveries made by Borrowers to any holder of Subordinated Debt to the extent delivery thereof to such holder shall have been required by the terms of such Subordinated Debt.

                  11.1.5 Notice of Default, Litigation and ERISA Matters. Promptly upon becoming aware of any of the following (but in any event within 5 days after becoming so aware), written notice describing the same and the steps being taken by the Borrowers affected thereby with respect thereto:

                           (a) the occurrence of any Event of Default or an Unmatured Event of Default;

                           (b) any litigation, arbitration or governmental investigation or proceeding not previously disclosed by the Borrower to the Lenders which has been instituted or, to the knowledge of the Borrowers, is threatened against the Borrowers or to which any of the properties of any thereof is subject which might reasonably be expected to have a Material Adverse Effect;

                           (c) the institution of any steps by any member of the Controlled Group or any other Person to terminate any Pension Plan, or the failure of any member of the Controlled Group to make a required contribution to any Pension Plan (if such failure is sufficient to give rise to a Lien under
                  Section 302(f) of ERISA) or to any Multiemployer Pension Plan, or the taking of any action with respect to a Pension Plan which could result in the requirement that any Borrower furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan or Multiemployer Pension Plan which could result in the incurrence by any member of the Controlled Group of any material liability, fine or penalty (including any claim or demand for withdrawal liability or partial withdrawal from any Multiemployer Pension Plan), or any material increase in the contingent liability of the any Borrower with respect to any post-retirement welfare plan benefit, or any notice that any Multiemployer Pension Plan is in reorganization, that increased contributions may be required to avoid a reduction in plan benefits or the imposition of an excise tax, that any such plan is or has been funded at a rate less than that required under Section 412 of the Code, that any such plan is or may be terminated, or that any such plan is or may become insolvent;

                           (d) any cancellation or material change in any insurance maintained by the any Borrower, including, without limitation, the Life Insurance;

                           (e) any other event (including (i) any violation of any Environmental Law or the assertion of any Environmental Claim or (ii) the enactment or effectiveness of any law, rule or regulation) which might reasonably be expected to have a Material Adverse Effect; or

                           (f) the occurrence of any default or event of default in respect of the Prairie Subordinated Debt or any other Subordinated Debt.

                  11.1.6 Borrowing Base Certificates. Within thirty (30) days of the end of each month through and including December, 2000, and within twenty (20) days of the end of each month thereafter, a Borrowing Base Certificate dated as of the end of such month and executed by the Chief Financial Officer of the Funds Administrator on behalf of the Borrowers (provided that (i) the Funds Administrator may deliver a Borrowing Base Certificates more frequently, but regularly, if it chooses and (ii) at any time any Event of Default exists, the Agent may require the Funds Administrator to deliver Borrowing Base Certificates more frequently).

                  11.1.7 Management Reports. Promptly upon the request of the Agent or any Lender, copies of all detailed financial and management reports submitted to any Borrower by independent auditors in connection with each annual or interim audit made by such auditors of the books of any Borrower.

                  11.1.8 Projections. As soon as practicable, and in any event not later than fifteen (15) days or earlier than ninety (90) days prior to the commencement of each Fiscal Year, financial projections for the Borrowers and their respective Subsidiaries for such Fiscal Year and the three (3) immediately succeeding Fiscal Years (including an operating budget and a cash flow budget) prepared in a manner consistent with the projections delivered by Holdings to the Lenders prior to the Closing Date or otherwise in a manner reasonably satisfactory to the Agent (such projections shall in any event be prepared to forecast on a quarterly basis for the upcoming Fiscal
         Year), accompanied
         by a certificate of the Chief Financial Officer of Holdings to the effect that (i) such projections were prepared by the Borrowers in good faith, (ii) the Borrowers have a reasonable basis for the assumptions contained in such projections and (iii) such projections have been prepared in accordance with such assumptions.

                  11.1.9 Subordinated Debt Notices. Promptly from time to time, copies of any notices (including notices of default or acceleration) received from any holder or trustee of, under or with respect to any Subordinated Debt.

                  11.1.10 Year 2000 Problem. Promptly upon the reasonable request of the Agent or any Lender, such updated information or documentation as may be reasonably requested from time to time regarding the efforts of the Borrowers to address any actual or potential Year 2000 Problem.

                  11.1.11 Other Information. Promptly from time to time, such other information concerning the Borrowers and any other Loan Party as any Lender or the Agent may reasonably request.

         11.2 Books, Records and Inspections. Keep its books and records in accordance with sound business practices sufficient to allow the preparation of financial statements in accordance with GAAP; permit any Lender or the Agent or any representative thereof to inspect the properties and operations of any Borrower; and permit at any reasonable time and with reasonable notice (or at any time without notice if any Event of Default exists), any Lender or the Agent or any representative thereof to visit any or all of its offices, to discuss its financial matters with its officers and its independent auditors (and each Borrower hereby authorizes such independent auditors to discuss such financial matters with any Lender or the Agent or any representative thereof), and to examine (and, at the expense of the Borrowers, photocopy extracts from) any of its books or other records; and permit the Agent and its representatives to inspect the tangible assets of any Borrower, to perform appraisals of the material equipment of any Borrower, and to inspect, audit, check and make copies of and extracts from the books, records, computer data, computer programs, journals, orders, receipts, correspondence and other data relating to Accounts Receivable and any other collateral. All out of pocket costs and expenses of such inspections or audits by the Agent shall be at the Borrowers' expense, provided that so long as no Event of Default or Unmatured Event of Default exists, the Borrowers shall not be required to reimburse the Agent for appraisals more frequently than once each Fiscal Year.

         11.3 Maintenance of Property; Insurance. (a) Keep, and cause its Subsidiaries to keep, all property useful and necessary in the business of the Borrowers and their Subsidiaries in good working order and condition, ordinary wear and tear excepted.

                  (b) Maintain with responsible insurance companies, such insurance as may be required by any law or governmental regulation or court decree or order applicable to it and such other insurance, to such extent and against such hazards and liabilities (including business interruption), as is customarily maintained by companies similarly situated, but which shall insure against all risks and liabilities of the type identified on Schedule 11.3 and shall have insured amounts no less than, and deductibles no higher than, those set forth on such schedule; maintain the Life Insurance; and, upon request of the Agent or any Lender, furnish to the Agent or such Lender a certificate setting forth in reasonable detail the nature and extent of all insurance maintained by the Borrowers, including, without limitation, the Life Insurance. Each Borrower shall cause each issuer of an insurance policy (other than that relating to the Life Insurance) to provide the Agent with an endorsement (i) showing loss payable to the Agent with respect to each policy of property or casualty insurance and naming the Agent and each Lender as an additional insured with respect to each policy of insurance for liability for personal injury or property damage, (ii) providing that 30 days' notice will be given to the Agent prior to any cancellation of, material reduction or change in coverage provided by or other material modification to such policy and (iii) reasonably acceptable in all other respects to the Agent. Each Borrower shall execute and deliver to the Agent a collateral assignment, in form and substance satisfactory to the Agent, of each business interruption insurance policy maintained by such Borrower. With respect to the Life Insurance, each Borrower shall (i) cause the underlying policy to (a) be assigned to the Agent, for the benefit of the Lender Parties, for collateral security under, and in accordance with and to the extent required by, the Life Insurance Collateral Assignment, and (b) provide, pursuant to endorsements in form and substance satisfactory to the Agent, that the insurer will give the Agent at least thirty (30) days' prior written notice of the termination or modification of such policy and (ii) notify the Agent within five (5) days after obtaining any new policy, describing in detail in such notice any such new policy.

                  (C) UNLESS THE BORROWERS PROVIDE THE AGENT WITH EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY THIS AGREEMENT, THE AGENT MAY PURCHASE INSURANCE AT THE BORROWERS' EXPENSE TO PROTECT THE AGENT'S AND THE LENDERS' INTERESTS IN THE COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT THE BORROWERS' INTERESTS. THE COVERAGE THAT THE AGENT PURCHASES MAY NOT PAY ANY CLAIM THAT IS MADE AGAINST ANY BORROWER IN CONNECTION WITH THE COLLATERAL. THE FUNDS ADMINISTRATOR MAY LATER CANCEL ANY INSURANCE PURCHASED BY THE AGENT, BUT ONLY AFTER PROVIDING THE AGENT WITH EVIDENCE THAT THE BORROWERS HAVE OBTAINED INSURANCE AS REQUIRED BY THIS AGREEMENT. IF THE AGENT PURCHASES

         INSURANCE FOR THE COLLATERAL, THE BORROWERS WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING INTEREST AND ANY OTHER CHARGES THAT MAY BE IMPOSED WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO THE PRINCIPAL AMOUNT OF THE LOANS OWING HEREUNDER. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF THE INSURANCE ANY BORROWER MAY BE ABLE TO OBTAIN ON ITS OWN.

         11.4 Compliance with Laws; Payment of Taxes and Liabilities. (a) Comply in all material respects with all applicable laws, rules, regulations, decrees, orders, judgments, licenses and permits, except where failure to comply could not reasonably be expected to have a Material Adverse Effect; and (b) pay, prior to delinquency, all taxes and other governmental charges against it or any of its property, as well as claims of any kind which, if unpaid, might become a Lien on any of its property; provided that the foregoing shall not require any Borrower to pay any such tax or charge so long as it shall contest the validity thereof in good faith by appropriate proceedings and shall set aside on its books adequate reserves with respect thereto in accordance with GAAP.

         11.5 Maintenance of Existence, etc. Maintain and preserve (a) its existence and good standing in the jurisdiction of its organization and (b) its qualification to do business and good standing in each jurisdiction where the nature of its business makes such qualification necessary (except in those instances in which the failure to be qualified or in good standing does not have a Material Adverse Effect).

         11.6     Financial Covenants.

                  11.6.1 Fixed Charge Coverage Ratio. Not permit the Fixed Charge Coverage Ratio for any Computation Period set forth below to be less than the applicable ratio set forth below for such Computation
         Period:

                                 COMPUTATION                   FIXED CHARGE
                                PERIOD ENDING                 COVERAGE RATIO
--------------------------------------------------------------------------------
                                    9/30/00                       1.00:1.00
--------------------------------------------------------------------------------

                                   12/31/00                       1.00:1.00
--------------------------------------------------------------------------------

                                    3/31/01                       1.05:1.00
--------------------------------------------------------------------------------

                                    6/30/01                       1.05:1.00
--------------------------------------------------------------------------------

                                    9/30/01                       1.10:1.00
--------------------------------------------------------------------------------

                                   12/31/01                       1.10:1.00
--------------------------------------------------------------------------------

                                    3/31/02                       1.10:1.00
--------------------------------------------------------------------------------

                                    6/30/02                       1.10:1.00
--------------------------------------------------------------------------------

                                    9/30/02                       1.15:1.00
--------------------------------------------------------------------------------

                                   12/31/02                       1.15:1.00
--------------------------------------------------------------------------------

                                    3/31/03                       1.15:1.00
--------------------------------------------------------------------------------

                                    6/30/03                       1.15:1.00
--------------------------------------------------------------------------------

                                    9/30/03                       1.15:1.00
--------------------------------------------------------------------------------

                                   12/31/03                       1.15:1.00
--------------------------------------------------------------------------------

                                    3/31/04                       1.15:1.00
--------------------------------------------------------------------------------

                                    6/30/04                       1.15:1.00
--------------------------------------------------------------------------------

                                    9/30/04                       1.15:1.00
--------------------------------------------------------------------------------

                                   12/31/04                       1.15:1.00
--------------------------------------------------------------------------------

                                    3/31/05                       1.15:1.00
--------------------------------------------------------------------------------

                                    6/30/05                       1.15:1.00
--------------------------------------------------------------------------------

                                    9/30/05                       1.15:1.00
--------------------------------------------------------------------------------

                                   12/31/05                       1.15:1.00
--------------------------------------------------------------------------------

                                    3/31/06                       1.15:1.00
--------------------------------------------------------------------------------

                                    6/30/06                       1.15:1.00
--------------------------------------------------------------------------------

                  11.6.2 Interest Coverage Ratio. Not permit the Interest Coverage Ratio for any Computation Period set forth below to be less than the applicable ratio set forth below for such Computation Period:



                               COMPUTATION
                              PERIOD ENDING                        RATIO
--------------------------------------------------------------------------------
                                    9/30/00                        2.00:1.00
--------------------------------------------------------------------------------

                                   12/31/00                        2.00:1.00
--------------------------------------------------------------------------------

                                    3/31/01                        2.00:1.00
--------------------------------------------------------------------------------

                                    6/30/01                        2.00:1.00
--------------------------------------------------------------------------------

                                    9/30/01                        2.50:1.00
--------------------------------------------------------------------------------

                                   12/31/01                        2.50:1.00
--------------------------------------------------------------------------------

                                    3/31/02                        2.50:1.00
--------------------------------------------------------------------------------

                                    6/30/02                        2.50:1.00
--------------------------------------------------------------------------------

                                    9/30/02                        3.00:1.00
--------------------------------------------------------------------------------


                                   12/31/02                        3.00:1.00
--------------------------------------------------------------------------------

                                    3/31/03                        3.00:1.00
--------------------------------------------------------------------------------

                                    6/30/03                        3.00:1.00
--------------------------------------------------------------------------------

                                    9/30/03                        3.00:1.00
--------------------------------------------------------------------------------

                                   12/31/03                        3.00:1.00
--------------------------------------------------------------------------------

                                    3/31/04                        3.00:1.00
--------------------------------------------------------------------------------

                                    6/30/04                        3.00:1.00
--------------------------------------------------------------------------------

                                    9/30/04                        3.00:1.00
--------------------------------------------------------------------------------

                                   12/31/04                        3.00:1.00
--------------------------------------------------------------------------------

                                    3/31/05                        3.00:1.00
--------------------------------------------------------------------------------

                                    6/30/05                        3.00:1.00
--------------------------------------------------------------------------------

                                    9/30/05                        3.00:1.00
--------------------------------------------------------------------------------

                                   12/31/05                        3.00:1.00
--------------------------------------------------------------------------------

                                    3/31/06                        3.00:1.00
--------------------------------------------------------------------------------

                                    6/30/06                        3.00:1.00
--------------------------------------------------------------------------------

                  11.6.3 Total Debt to EBITDA Ratio. Not permit the Total Debt to EBITDA Ratio as of the last day of any Computation Period set forth below to exceed the applicable ratio set forth below for such Computation Period:

                                 COMPUTATION                     TOTAL DEBT TO
                                PERIOD ENDING                        EBITDA
-------------------------------------------------------------------------------
                                    9/30/00                         3.60:1.00
-------------------------------------------------------------------------------

                                   12/31/00                         3.60:1.00
-------------------------------------------------------------------------------

                                    3/31/01                         3.40:1.00
-------------------------------------------------------------------------------

                                    6/30/01                         3.25:1.00
-------------------------------------------------------------------------------

                                    9/30/01                         3.10:1.00
-------------------------------------------------------------------------------

                                   12/31/01                         3.00:1.00
-------------------------------------------------------------------------------

                                    3/31/02                         2.80:1.00
-------------------------------------------------------------------------------

                                    6/30/02                         2.60:1.00
-------------------------------------------------------------------------------

                                    9/30/02                         2.45:1.00
-------------------------------------------------------------------------------

                                   12/31/02                         2.25:1.00
-------------------------------------------------------------------------------

                                    3/31/03                         2.10:1.00
-------------------------------------------------------------------------------

                                    6/30/03                         1.90:1.00
-------------------------------------------------------------------------------

                                    9/30/03                         1.75:1.00
-------------------------------------------------------------------------------

                                   12/31/03                         1.60:1.00
-------------------------------------------------------------------------------

                                    3/31/04                         1.45:1.00
-------------------------------------------------------------------------------


                                    6/30/04                         1.30:1.00
-------------------------------------------------------------------------------

                                    9/30/04                         1.15:1.00
-------------------------------------------------------------------------------

                                   12/31/04                         1.05:1.00
-------------------------------------------------------------------------------

                                    3/31/05                         0.90:1.00
-------------------------------------------------------------------------------

                                    6/30/05                         0.75:1.00
-------------------------------------------------------------------------------

                                    9/30/05                         0.60:1.00
-------------------------------------------------------------------------------

                                   12/31/05                         0.50:1.00
-------------------------------------------------------------------------------

                                    3/31/06                         0.50:1.00
-------------------------------------------------------------------------------

                                    6/30/06                         0.50:1.00
-------------------------------------------------------------------------------

                  11.6.4 Senior Debt to EBITDA Ratio. Not permit the Senior Debt to EBITDA Ratio as of the last day of any Computation Period set forth below to exceed the applicable ratio set forth below for such Computation Period:


-------------------------------------------------------------------------------

                                COMPUTATION                     SENIOR DEBT TO
                               PERIOD ENDING                        EBITDA
-------------------------------------------------------------------------------
                                    9/30/00                         3.00:1.00
-------------------------------------------------------------------------------

                                   12/31/00                         2.95:1.00
-------------------------------------------------------------------------------

                                    3/31/01                         2.80:1.00
-------------------------------------------------------------------------------

                                    6/30/01                         2.65:1.00
-------------------------------------------------------------------------------

                                    9/30/01                         2.50:1.00
-------------------------------------------------------------------------------

                                   12/31/01                         2.40:1.00
-------------------------------------------------------------------------------

                                    3/31/02                         2.20:1.00
-------------------------------------------------------------------------------

                                    6/30/02                         2.05:1.00
-------------------------------------------------------------------------------

                                    9/30/02                         1.90:1.00
-------------------------------------------------------------------------------

                                   12/31/02                         1.75:1.00
-------------------------------------------------------------------------------

                                    3/31/03                         1.55:1.00
-------------------------------------------------------------------------------

                                    6/30/03                         1.40:1.00
-------------------------------------------------------------------------------

                                    9/30/03                         1.25:1.00
-------------------------------------------------------------------------------

                                   12/31/03                         1.10:1.00
-------------------------------------------------------------------------------

                                    3/31/04                         1.00:1.00
-------------------------------------------------------------------------------

                                    6/30/04                         0.85:1.00
-------------------------------------------------------------------------------

                                    9/30/04                         0.70:1.00
-------------------------------------------------------------------------------

                                   12/31/04                         0.60:1.00
-------------------------------------------------------------------------------

                                    3/31/05                         0.45:1.00
-------------------------------------------------------------------------------

                                    6/30/05                         0.35:1.00
-------------------------------------------------------------------------------

                                    9/30/05                         0.20:1.00
-------------------------------------------------------------------------------

                                   12/31/05                         0.20:1.00
-------------------------------------------------------------------------------

                                    3/31/06                         0.20:1.00
-------------------------------------------------------------------------------

                                    6/30/06                         0.20:1.00
-------------------------------------------------------------------------------

                  11.6.5 Capital Expenditures. Not permit the aggregate amount of all Capital Expenditures made by the Borrowers in any Fiscal Year to exceed $250,000 in the aggregate for all Borrowers and their respective Subsidiaries.

                  11.6.6 Minimum EBITDA. Not permit EBITDA of Borrowers and their respective Subsidiaries for any Computation Period set forth below to be less than the applicable amount set froth below opposite such Computation Period:


                                  COMPUTATION                       MINIMUM
                                 PERIOD ENDING                       EBITDA
-------------------------------------------------------------------------------
                                    9/30/00                        $3,700,000
-------------------------------------------------------------------------------

                                   12/31/00                        $3,800,000
-------------------------------------------------------------------------------

                                    3/31/01                        $3,900,000
-------------------------------------------------------------------------------

                                    6/30/01                        $4,000,000
-------------------------------------------------------------------------------

                                    9/30/01                        $4,100,000
-------------------------------------------------------------------------------

                                   12/31/01                        $4,200,000
-------------------------------------------------------------------------------

                                    3/31/02                        $4,300,000
-------------------------------------------------------------------------------

                                    6/30/02                        $4,500,000
-------------------------------------------------------------------------------

                                    9/30/02                        $4,600,000
-------------------------------------------------------------------------------

                                   12/31/02                        $4,800,000
-------------------------------------------------------------------------------

                                    3/31/03                        $4,900,000
-------------------------------------------------------------------------------

                                    6/30/03                        $5,100,000
-------------------------------------------------------------------------------

                                    9/30/03                        $5,200,000
-------------------------------------------------------------------------------

                                   12/31/03                        $5,400,000
-------------------------------------------------------------------------------

                                    3/31/04                        $5,500,000
-------------------------------------------------------------------------------

                                    6/30/04                        $5,600,000
-------------------------------------------------------------------------------

                                    9/30/04                        $5,700,000
-------------------------------------------------------------------------------

                                   12/31/04                        $5,800,000
-------------------------------------------------------------------------------

                                    3/31/05                        $5,900,000
-------------------------------------------------------------------------------

                                    6/30/05                        $6,000,000
-------------------------------------------------------------------------------

                                    9/30/05                        $6,100,000
-------------------------------------------------------------------------------

                                   12/31/05                        $6,200,000
-------------------------------------------------------------------------------

                                    3/31/06                        $6,300,000
-------------------------------------------------------------------------------

                                    6/30/06                        $6,300,000
-------------------------------------------------------------------------------

         11.7 Limitations on Debt. Not, and not permit any Subsidiary to, create, incur, assume or suffer to exist any Debt, except (but only to the extent permitted under all agreements, documents and instruments applicable to any Subordinated Debt):

                  (a) obligations under this Agreement and the other Loan Documents;

                  (b) Debt secured by Liens permitted by Section 11.8(d), and extensions, renewals and refinancings thereof; provided that the aggregate amount of all such Debt at any time outstanding shall not exceed $250,000 in the aggregate for all Borrowers;

                  (c) intercompany Debt among the Borrowers (other than Holdings);

                  (d)      Subordinated Debt;

                  (e) Hedging Obligations incurred for bona fide hedging purposes and not for speculation;

                  (f) Debt described on Schedule 11.7 and any extension, renewal or refinancing thereof so long as the principal amount thereof is not increased;

                  (g) the Debt to Be Repaid (so long as such Debt is repaid on the Closing Date with the proceeds of the initial Loans hereunder);

                  (h)      Intentionally Omitted.

                  (i) other unsecured Debt, in addition to the Debt listed above, in an aggregate amount not at any time exceeding $100,000 in the aggregate for all Borrowers and their respective Subsidiaries.

         11.8 Liens. Not, and not permit any Subsidiary to, create or permit to exist any Lien on any of its real or personal properties, assets or rights of whatsoever nature (whether now owned or hereafter acquired), except (but only to the extent permitted under all agreements, documents and instruments applicable to any Subordinated Debt):

                  (a) Liens for taxes or other governmental charges not at the time delinquent or thereafter payable without penalty or being contested in good faith by appropriate proceedings and, in each case, for which it maintains adequate reserves;

                  (b) Liens arising in the ordinary course of business (such as (i) Liens of carriers, warehousemen, mechanics and materialmen and other similar Liens imposed by law and (ii) Liens incurred in connection with worker's compensation, unemployment compensation and other types of social security (excluding Liens arising under ERISA) or in connection with surety bonds, bids, performance bonds and similar obligations) for sums not overdue or being contested in good faith by appropriate proceedings and not involving any deposits or advances or borrowed money or the deferred purchase price of property or services and, in each case, for which it maintains adequate reserves;

                  (c)      Liens described on Schedule 11.8;

                  (d) subject to the limitation set forth in Section 11.7(b), (i) Liens arising in connection with Capital Leases (and attaching only to the property being leased), (ii) Liens existing on property at the time of the acquisition thereof by any Borrower (and not created in contemplation of such acquisition) and (iii) Liens that constitute purchase money security interests on any property securing debt incurred for the purpose of financing all or any part of the cost of acquiring such property, provided that any such Lien attaches to such property within sixty (60) days of the acquisition thereof and attaches solely to the property so acquired;

                  (e) attachments, appeal bonds, judgments and other similar Liens, for sums not exceeding $250,000 in the aggregate for all Borrowers, arising in connection with court proceedings, provided the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings;

                  (f) easements, rights of way, restrictions, minor defects or irregularities in title and other similar Liens not interfering in any material respect with the ordinary conduct of the business of the Borrowers; and

                  (g)      Liens arising under the Loan Documents.

         11.9 Operating Leases. Not permit the aggregate amount of all rental payments under Operating Leases made (or scheduled to be made) by the Borrowers and their respective Subsidiaries (on a consolidated basis) to exceed $250,000 in the aggregate for all Borrowers and their respective Subsidiaries in any Fiscal Year.

         11.10 Restricted Payments. Not (a) make any distribution to any of its shareholders, (b) purchase or redeem any of its capital stock or other equity interests or any warrants, options or other rights in respect thereof or permit any exercise thereof, (c) pay any management fees or similar fees to any of its shareholders or any Affiliate thereof, (d) make any redemption, prepayment, defeasance or repurchase of any Subordinated Debt, or make any other payment in respect thereof, or (e) set aside funds for any of the foregoing. Notwithstanding the foregoing (but only to the extent permitted under all agreements, documents and instruments applicable to any Subordinated Debt):

                  (i) any Borrower may pay dividends or make other distributions to any other Borrower;

                  (ii) so long as no Event of Default or Unmatured Event of Default exists or would result therefrom, the Borrowers may pay the Krane Earnout in accordance with the applicable terms of the Acquisition and Merger Agreement in effect on the date hereof (as amended to the extent otherwise permitted hereunder); provided, that, in respect of the Krane Earnout, whether or not the proceeds of Loans are used to make such payment, the Borrowers shall have complied with
         Section 12.3.8;

                  (iii) so long as no Event of Default or Unmatured Event of Default exists or would result therefrom, (A) the Borrowers may pay management fees to HIG Manager, on a quarterly basis in arrears, pursuant to the terms of the HIG Management Agreement in an aggregate amount not exceeding $200,000 in any Fiscal Year and (B) Holdings may redeem employee owned stock not to exceed $100,000 in any Fiscal Year provided that (1) after giving effect to such redemption, the Borrowers are in compliance on a pro forma basis with the covenants set forth in
         Section 11.6, recomputed for the most recent month for which financial statements have been delivered, and (2) after giving effect to such redemption, the lesser of (x) the Revolving Commitment Amount and (y) the Borrowing Base, exceeds the Revolving Outstandings by not less than $750,000; and

                  (iv) Borrowers may make any redemption, prepayment, defeasance or repurchase of any of the Prairie Subordinated Debt, and may make any other payment in respect thereof, permit the exercise of the Warrants and issue Put Notes, in each case to the extent otherwise expressly permitted by, and solely in accordance with and subject to the terms of, the terms of the Prairie Subordination Agreement.

         11.11 Mergers, Acquisitions, Consolidations, Sales. Not be a party to any merger or consolidation, or purchase or otherwise acquire all or substantially all of the assets or any stock of any class of, or any partnership or joint venture interest in, any other Person, or, except in the ordinary course of its business, sell, transfer, convey or lease any of its assets, or sell or assign with or without recourse any receivables, except for the following (but only to the extent permitted under all agreements, documents and instruments applicable to any

Subordinated Debt): (a) any such merger, consolidation, acquisition, sale, transfer, conveyance, lease or assignment of or by any Borrower (other than Holdings) with any other Borrower (other than Holdings); (b) any such purchase or other acquisition by any Borrower (other than Holdings) of the assets of any other Borrower or any such purchase or other acquisition by any Borrower of the stock of any other Borrower; (c) sales and other dispositions of the type described in clauses (a), (b) and (c) of the definition of "Asset Sales;" (d) sales and dispositions of assets (other than Subsidiary Equity Interests) for at least fair market value (as determined by the Board of Directors of Holdings), provided, (i) the net book value of all assets sold or otherwise disposed of in any Fiscal Year does not exceed five percent (5%) of the net book value of the consolidated assets of the Borrowers and their respective Subsidiaries as of the last day of the preceding Fiscal Year and (ii) no Default or Event of Default exists or would exist after giving effect to such sale or disposition.

         11.12 Modification of Organizational Documents. Not permit the Certificate or Articles of Incorporation, By-Laws or other organizational documents of any Borrower or any of its Subsidiaries to be amended or modified in any way which might reasonably be expected to materially adversely affect the interests of the Agent or Lenders.

         11.13 Use of Proceeds. Use the proceeds of (i) Revolving Loans, Subsequent Term Loans A, and the Letters of Credit, solely for working capital, for Capital Expenditures permitted hereunder and corporate purposes, (ii) the Initial Term Loans A to consummate the Acquisition and Merger Transaction (other than the Ancillary Acquisition) and to pay the Debt to Be Repaid, and (iii) Term Loans B solely to pay up to $2,000,000 of the Krane Earnout, in accordance with the terms hereof; and not use or permit any proceeds of any Loan to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of "purchasing or carrying" any Margin Stock.

         11.14 Further Assurances. Take such actions as are necessary or as the Agent or the Required Lenders may reasonably request from time to time (including the execution and delivery of guaranties, security agreements, pledge agreements, mortgages, deeds of trust, financing statements and other documents, the filing or recording of any of the foregoing, and the delivery of stock certificates and other collateral with respect to which perfection is obtained by possession) to ensure that (a) the obligations of the Borrowers hereunder and under the other Loan Documents (i) are secured by substantially all of the assets of the Borrowers, (ii) are secured by all of the Equity Interests in all Subsidiaries of Holdings, and (iii) if not Borrowers hereunder, guaranteed by all Subsidiaries of the Borrowers and (b) the obligations of each non-Borrower Subsidiary under such guaranty are secured by substantially all of the assets of such non-Borrower Subsidiary.

         11.15 Transactions with Affiliates. Not enter into, or cause, suffer or permit to exist any transaction, arrangement or contract with any of its other Affiliates (other than among or between Borrowers) which is on terms which are less favorable than are obtainable from any Person which is not one of its Affiliates.

         11.16 Employee Benefit Plans. Maintain each Pension Plan in substantial compliance with all applicable requirements of law and regulations.

         11.17 Environmental Matters. (a) If any Release or Disposal of Hazardous Substances shall occur or shall have occurred on any real property or any other assets of any Borrower, the Borrowers shall cause the prompt containment and removal of such Hazardous Substances and the remediation of such real property or other assets as necessary to comply with all Environmental Laws and to preserve the value of such real property or other assets. Without limiting the generality of the foregoing, each Borrower shall comply with any valid Federal or state judicial or administrative order requiring the performance at any real property of any Borrower of activities in response to the Release or threatened Release of a Hazardous Substance.

                  (b) To the extent that the transportation of "hazardous waste" as defined by RCRA is permitted by this Agreement, each Borrower shall dispose of such hazardous waste only at licensed disposal facilities operating in compliance with Environmental Laws.

         11.18 Unconditional Purchase Obligations. Not, and not permit any of its Subsidiary to, enter into or be a party to any contract for the purchase of materials, supplies or other property or services if such contract requires that payment be made by a Borrower regardless of whether delivery is ever made of such materials, supplies or other property or services.

         11.19 Inconsistent Agreements. Not, and not permit any of its Subsidiaries to, enter into any agreement, other than this Agreement and the other Loan Documents, containing any provision which would (a) be violated or breached by any borrowing by any Borrower hereunder or by the performance by any Borrower or any Subsidiary of any Borrower of any of its obligations hereunder or under any other Loan Document, (b) prohibit any Borrower from granting to the Agent, for the benefit of the Lender Parties, a Lien on any of its assets or (c) create or permit to exist or become effective any encumbrance or restriction on the ability of any Borrower to (i) pay dividends or make other distributions to any Borrower, or pay any Debt owed to any Borrower, (ii) make loans or advances to any Borrower or (iii) transfer any of its assets or properties to any Borrower.

         11.20 Business Activities. Not, and not permit any of its Subsidiaries to, engage in any line of business other than the Related Businesses. In addition, and notwithstanding the other provisions herein contained, Holdings shall not engage in any business or other activities, or own any material assets or property, other than the ownership and management of its Subsidiaries.

         11.21 Investments. Not, and not permit any of its Subsidiaries to, make or permit to exist any Investment in any other Person, except (without duplication) the following (but only to the extent permitted under all agreements, documents and instruments applicable to any Subordinated Debt):

                  (a) contributions by any Borrower to the capital of any other Borrower (other than Holdings);

                  (b) in the ordinary course of business, Investments by any Borrower (other than Holdings) in any other Borrower (other than Holdings), by way of intercompany loans, advances or guaranties;

                  (c)      Intentionally Omitted;

                  (d)      Cash Equivalent Investments;

                  (e) bank deposits in the ordinary course of business, provided that the aggregate amount of all such deposits (excluding amounts in payroll accounts or for accounts payable, in each case to the extent that checks have been issued to third parties) which are maintained with any bank other than the Agent or a Depository Bank shall not at any time exceed $200,000 in the aggregate for all such bank accounts;

                  (f) Investments in securities of account debtors received pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such account debtors;

                  (g)      Investments listed on Schedule 11.21; and

                  (h) Investments in AHD in respect of the "Call Option," as defined in the Acquisition and Merger Agreement as in effect on the date hereof; provided, that nothing contained in this Section 11.21(h) shall be deemed to constitute consent of or approval by the Agent or any Lender to the exercise thereof.

provided that (x) any Investment which when made complies with the requirements of the definition of the term "Cash Equivalent Investment" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements; (y) no Investment otherwise permitted by clause (b) or
(c) shall be permitted to be made if, immediately before or after giving effect thereto, any Event of Default or Unmatured Event of Default exists.

         11.22 Restriction of Amendments to Certain Documents. Not amend or otherwise modify, or waive any rights under (i) any Related Transaction Agreement (other than the Prairie Subordinated Debt Documents) or the HIG Management Agreement if, in any case, such amendment, modification or waiver could be expected to materially and adversely affect the interests of the Agent or the Lenders; provided, that, notwithstanding the foregoing, the Borrowers shall not agree to any amendment, modification or waiver of any terms of the Krane Earnout or any of the Equity Documents or (ii) any of the Subordinated Debt Documents (including the Prairie Subordinated Debt Documents) except, with respect to the Subordinated Debt Documents, to the extent otherwise permitted by the terms of subordination or the related subordination agreement, as the case may be, including, without limitation, the Prairie Subordination Agreement in respect of the Prairie Subordinated Debt Documents.

         11.23    Interest Rate Protection. Enter into, not later than thirty
(30) days after the Closing Date, an interest rate protection mechanism with a term of at least three (3) years on an ISDA standard form with one or more Lenders or Affiliates thereof or with counterparties reasonably acceptable to the Agent to hedge the interest rate with respect to not less than fifty percent (50%) of the principal amount of the Term Loans, in form and substance reasonably satisfactory to the Agent.

         11.24 Fiscal Year. Not, and not permit any of its Subsidiaries to, change its Fiscal Year.

         11.25 Cancellation of Debt. Not cancel any claim or debt owing to and except for the cancellation of debts or claims not to exceed $100,000 in any Fiscal Year.

         11.26 Other Accounts. Not, and not permit any of its Subsidiaries to, maintain any operating account (other than the Bank Accounts); and each Borrower agrees that it will not maintain any bank, investment or other account of any kind whatsoever with any other brokerage house or financial institution; provided, however, that so long as no Event of Default shall have occurred and be continuing, each Borrower may maintain the petty cash and payroll accounts listed on Schedule 7.3 hereto at the financial institutions indicated thereon; provided, that the aggregate amount of funds on deposit in each such petty cash account shall not exceed $5,000 and each such payroll account shall not at any time exceed the sum of all accrued payroll and payroll taxes then payable by the applicable Borrower on account of payroll obligations of such Borrower payable from such account; and provided, further, that (I) each Borrower shall have irrevocably instructed the relevant financial institution, at the request of the Agent, to provide Agent with information concerning such accounts, (II) such financial institution shall acknowledge such instructions in writing for the benefit of Agent and the other Lender Parties, and (III) at any time when any Event of Default exists, each

Borrower shall, at the request of the Agent or Required Lenders, promptly cause each such financial institution to provide Agent with reports of the balance in each such account.

         11.27 Krane Earnout; Amended Financial Covenants; Etc. (a) Deliver to the Agent, no later than fifteen (15) Business Days prior to the date on which the Borrowers shall pay, or shall be obligated to pay, the Krane Earnount, the materials and information described in Section 12.3.8(a) and such other financial information and materials as the Agent reasonably may request, and enter into good faith negotiations with the Agent and the Lenders, in each such case to effectuate the provisions of Section 12.3.8, and (b) enter into, execute and deliver, no later than ten (10) Business Days prior to the date on which the Borrowers shall pay, or shall be obligated to pay, the Krane Earnount, such agreements, documents and instruments as may be required by the Agent and the Lenders to effectuate the provisions hereof and of Section 12.3.8, including, without limitation, the amendment of the financial covenants contained in
Section 10.6 consistent with the terms hereof and of Section 12.3.8.

         11.28 Collateral Access Agreements. Use, and cause each of its Subsidiaries to use, its best efforts to obtain and deliver to the Agent, on or before the forty-fifth (45th) day after the Closing Date, a Collateral Access Agreement from the lessor under each lease of real property under which such Person is a lessee or sublessee to the extent such Collateral Access Agreement shall not have been obtained and delivered to the Agent on or before the Closing Date; provided, that, if such Person shall not be able to obtain and deliver to the Agent any such Collateral Access Agreement after using best efforts, such Person shall deliver to the Agent, within such time period described above, evidence reasonably satisfactory to the Agent of such Person's best efforts in respect thereof.

         SECTION 12  EFFECTIVENESS; CONDITIONS OF LENDING, ETC.

         The obligation of each Lender to make its Loans and of any Issuing Lender to issue Letters of Credit is subject to the following conditions precedent:

         12.1 Initial Credit Extension. The obligation of the Lenders to make the initial Loans and the obligation of any Issuing Lender to issue its initial Letter of Credit (whichever first occurs) is, in addition to the conditions precedent specified in Section 12.2 and Section 12.3 (as applicable), subject to the conditions precedent that (i) all Debt to Be Repaid has been (or concurrently with the initial borrowings will be) paid in full, and that all agreements and instruments governing the Debt to Be Repaid and that all Liens securing such Debt to Be Repaid have been (or concurrently with the initial borrowing will be) terminated and (2) the Agent shall have received (a) evidence, reasonably satisfactory to the Agent, that the Borrowers have received
(x) without giving effect to the Acquisition and Merger Transaction, cash equity contributions from HIG and its Affiliates in an amount not less than $2,700,000 and at least $1,761,000 in roll-over equity from the Sellers and (y) net cash proceeds of not less than $2,450,000 from Prairie pursuant to the Prairie Subordinated Debt Documents, which shall be satisfactory to the Agent in all respects; (b) evidence, reasonably satisfactory to the Required Lenders, that the Borrowers have completed, or concurrently with the initial credit extension hereunder will complete, the Acquisition and Merger Transaction in accordance with the terms of the Acquisition and Merger Agreement (without any amendment thereto or waiver thereunder unless consented to by the Required Lenders); and
(c) all of the following, each duly executed and dated the Closing Date (or such earlier date as shall be satisfactory to the Required Lenders), in form and substance satisfactory to the Required Lenders (and the date on which all such conditions precedent have been satisfied or waived in writing by the Required Lenders is called the "Closing Date"):

                  12.1.1   Notes. The Notes.

                  12.1.2 Resolutions. Certified copies of resolutions of the Board of Directors of each Borrower authorizing the execution, delivery and performance by the Borrowers of this Agreement, the Notes and the other Loan Documents and the Related Transaction Agreements to which such Borrower is a party.

                  12.1.3 Consents, etc. Certified copies of all documents evidencing any necessary corporate or partnership action, consents and governmental approvals (if any) required for the execution, delivery and performance by each Borrower of the documents referred to in this
         Section 12.

                  12.1.4 Incumbency and Signature Certificates. A certificate of the Secretary or an Assistant Secretary (or other appropriate representative) of each Borrower certifying the names of the officer or officers of such Borrower authorized to sign the Loan Documents to which such Borrower is a party, together with a sample of the true signature of each such officer (it being understood that the Agent and each Lender may conclusively rely on each such certificate until formally advised by a like certificate of any changes therein).

                  12.1.5 Security Agreement. A counterpart of the Security Agreement executed by each of the Borrowers.

                  12.1.6 Pledge Agreement. Pledge Agreement executed by Holdings, together with all items required to be delivered in connection therewith.

                  12.1.7 Depositary Account Agreements. The Depositary Account Agreements executed by each Depository Bank.

                  12.1.8 Bank Agent Accounts and Lockbox. Borrowers shall have established the Bank Agent Accounts with the Agent.

                  12.1.9 Real Estate Documents. With respect to each parcel of real property owned by any Borrower, if any, a duly executed Mortgage providing for a fully perfected Lien, in favor of the Agent, in all right, title and interest of such Borrower in such real property, together with:

                           (a) an ALTA Loan Title Insurance Policy, issued by an insurer acceptable to the Agent, insuring the Agent's Lien on such real property and containing such endorsements as the Agent may reasonably require (it being understood that the amount of coverage, exceptions to coverage and status of title set forth in such policy shall be acceptable to the Agent);

                           (b) copies of all documents of record concerning such real property as shown on the commitment for the ALTA Loan Title Insurance Policy referred to above;

                           (c)      original or certified copies of all
                  insurance policies required to be maintained with respect to such real property by this Agreement, the applicable Mortgage or any other Loan Document;

                           (d) a survey certified to the Agent meeting such standards as the Agent may reasonably establish and otherwise reasonably satisfactory to the Agent; and

                           (e) a flood zone certificate or, if such property is in a flood zone designated "A" or "V" by FEMA, a flood insurance policy concerning such real property, reasonably satisfactory to the Agent or satisfactory evidence that no flood insurance is available.

         Additionally, in the case of any leased real property upon the request of the Agent, a consent, in form and substance satisfactory to the Agent, from the owner waiving any landlord's Lien in respect of personal property kept at the premises subject to such lease.

                  12.1.10 Acquisition Agreement Assignment. The Acquisition Agreement Assignment with respect to the Acquisition and Merger Agreement, executed by the Borrowers.

                  12.1.11 Subordination/Intercreditor Agreements. The Prairie Subordinated Debt Documents and the Prairie Subordination Agreement.

                  12.1.12 Opinions of Counsel. (a) The opinion of White & Case LLP, counsel to the Borrowers, substantially in the form of Exhibit H; and (b) all opinions delivered in connection with the closing of the Acquisition and Merger Transaction (or originals thereof accompanied by letters which state that the Agent and the other Loan Parties may rely thereon).

                  12.1.13 Insurance. Evidence satisfactory to the Required Lenders of the existence of insurance required to be maintained pursuant to Section 11.3(b), together with evidence that the Agent has been named as a lender's loss payee and an additional insured on all related insurance policies.

                  12.1.14 Copies of Documents. Copies, certified by the President of Holdings, of the Related Transaction Agreements.

                  12.1.15 Payment of Fees. Evidence of payment by the Borrowers of all accrued and unpaid fees, costs and expenses to the extent then due and payable on the Closing Date, together with all Attorney Costs of the Agent to the extent invoiced prior to the Closing Date, plus such additional amounts of Attorney Costs as shall constitute the Agent's reasonable estimate of Attorney Costs incurred or to be incurred by the Agent through the closing proceedings (provided that such estimate shall not thereafter preclude final settling of accounts between the Borrowers and the Agent).

                  12.1.16 Solvency Certificate. A Solvency Certificate, substantially in the form of Exhibit I, executed by the Chief Financial Officer of Holdings.

                  12.1.17 Pro Forma. A consolidated pro forma balance sheet of the Borrowers and their respective Subsidiaries as at the Closing Date referenced in Section 10.4(b), consistent in all material respects with the sources and uses of cash as previously described to the Lenders and the forecasts previously provided to the Lenders.

                  12.1.18 Search Results; Lien Terminations. Certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Agent, dated a date reasonably near to the Closing Date, listing all effective financing statements which name any Borrower, Seller or Krane (under their present names and any previous names) as debtors and which are filed in the jurisdictions in which filings are to be made pursuant to the Collateral Documents, together with (i) copies of such financing statements, (ii) executed copies of proper Uniform Commercial Code Form UCC-3 termination statements, if any, necessary to release all Liens and other rights of any Person in any collateral described in the Collateral Documents previously granted by any Person (other than Liens permitted by Section 11.8) and (iii) such other Uniform Commercial Code Form UCC-3 termination statements as the Required Lenders may reasonably request.

                  12.1.19 Filings, Registrations and Recordings. The Lenders shall have received each document (including Uniform Commercial Code financing statements) required by the Collateral Documents or under law or reasonably requested by the Required Lenders to be filed, registered or recorded in order to create in favor of the Agent, for the benefit of the Lender Parties, a perfected Lien on the collateral described therein, prior and superior to any other Person, in proper form for filing, registration or recording.

                  12.1.20 Closing Certificate. A certificate signed by a Vice President or an executive officer of the Borrowers dated as of the Closing Date, affirming the matters set forth in Section 12.2.1 as of the Closing Date.

                  12.1.21 Life Insurance and Life Insurance Collateral Assignment. Copies, certified by the President of Holdings, of the underlying Life Insurance policies, and an executed Life Insurance Collateral Assignment, acknowledged by the insurer under the Life Insurance policies.

                  12.1.22 Acquisition and Merger Transaction Certificate, Consents and Permits. A certificate executed by a Vice President of the Borrowers certifying the occurrence of the closing of the Acquisition and Merger Transaction and that such transactions have been consummated in accordance with the terms of the Acquisition and Merger Agreement without waiver of any material condition thereof; together with evidence satisfactory to the Required Lenders that (i) all necessary governmental, regulatory, creditor, shareholder, partner and other material consents, approvals and exemptions required to be obtained by the Borrowers in connection with such transactions have been duly obtained and are in full force and effect and (ii) all material and necessary permits have been obtained and that, as to any material permit not obtained at Closing ("Unobtained Permits"), the Borrowers may legally operate in the manner in which they intend to operate until the same is obtained without impairment or prejudice due to such permit not having been obtained. Each Borrower agrees to use its best efforts to obtain any Unobtained Permit as promptly as practicable, and in any event within sixty (60) days, after the Closing Date.

                  12.1.23 Other. Such other documents as the Agent or any Lender may reasonably request.

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         12.2     Conditions to All Loans. The obligation (a) of each Lender to make each Loan and (b) of any Issuing Lender to issue each Letter of Credit is subject to the following further conditions precedent that:

                  12.2.1 Compliance with Warranties, No Default, etc. Both before and after giving effect to any borrowing and the issuance of any Letter of Credit, the following statements shall be true and correct:

                           (a) the representations and warranties of each Borrower and each Subsidiary of each Borrower set forth in this Agreement and the other Loan Documents shall be true and correct in all material respects with the same effect as if then made (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

                           (b) no Event of Default or Unmatured Event of Default shall have then occurred and be continuing.

                  12.2.2 Confirmatory Certificate. If requested by the Agent or any Lender, the Agent shall have received (in sufficient counterparts to provide one to each Lender) a certificate dated the date of such requested Loan or Letter of Credit and signed by a duly authorized representative of the Funds Administrator as to the matters set out in Section 12.2.1 (it being understood that each request by the Funds Administrator for the making of a Loan or the issuance of a Letter of Credit shall be deemed to constitute a warranty by the Borrowers that the conditions precedent set forth in Section 12.2.1 will be satisfied at the time of the making of such Loan or the issuance of such Letter of Credit), together with such other documents as the Agent or any Lender may reasonably request in support thereof.

         12.3 Conditions to Terms Loans B. The obligation of each Lender to make Term Loans B is subject to the following further conditions precedent that:

                  12.3.1 Conditions Satisfied. (i) All events and conditions required for the Krane Earnout under the terms of the Acquisition and Merger Agreement to be due and payable shall have occurred and been satisfied and (ii) none of the Sellers (or any other Person to whom payment is to be made in connection with the Krane Earnout) is in material breach of the Acquisition and Merger Agreement;

                  12.3.2 Notice. A responsible officer of the Borrowers shall have executed and delivered to the Agent, at least five (5) Business Days prior to the date of the requested disbursement of the Term Loans B, and on the actual date of borrowing, a certificate containing the following representations and warranties: (i) the Krane

         Earnout has been earned or realized and is due and payable in accordance with the terms of the Acquisition and Merger Agreement, (ii) the aggregate amount thereof is $3,000,000, and (iii) all conditions hereunder to such borrowing have been satisfied in all respects.

                  12.3.3 Prairie. Prairie shall have disbursed, or contemporaneously with the borrowing requested hereunder shall have agreed to disburse, $1,000,000 of the Krane Earnout in accordance with the terms of the Prairie Subordinated Debt Documents and such amount shall be subject to the provisions of the Prairie Subordination Agreement.

                  12.3.4 Use of Proceeds. One hundred percent (100%) of the proceeds of the Term Loans B shall be used to pay up to $2,000,000 of the Krane Earnout.

                  12.3.5 Pro Forma Compliance. After giving effect to such borrowing, and the other transactions to be consummated in connection therewith, the Borrowers shall be in compliance on a pro forma basis with the covenants set forth in Section 10.6 (after giving effect to any amendments thereto in accordance with Sections 11.7 and 12.3.8) and, recomputed for the most recent month for which financial statements have been delivered to the Agent.

                  12.3.6 Subordination. Such payment of the Krane Earnout shall have been otherwise permitted under the terms of the Prairie Subordinated Debt Documents.

                  12.3.7 Outside Date. Such funding shall have occurred on or before May 31, 2001.

                  12.3.8 Adjustment of Covenant Levels; Audited Financial Statements. (a) The Agent and each Lender shall have received the audited financial statements of Krane (or the Borrowers and their respective Subsidiaries, as the case may be) for Fiscal Year 2000, the calculation of Krane's "EBITDA" (as defined in the Acquisition and Merger Agreement) as required by Section 8.1 of the Acquisition and Merger Agreement and such other information, statements, certificates and other materials upon which the calculation of the Krane Earnout and the determination of whether or not the Krane Earnout is due shall have been based, (b) the Borrowers, the Agent and the Lenders shall have amended the financial covenants contained in Section 10.6 and the Borrowers shall have complied with the terms and conditions of Section 11.27, and (c) the Agent shall have received evidence satisfactory to it that the financial covenants, if any, contained in any Prairie Subordinated Debt Document shall have been amended to levels, thresholds or amounts, as applicable, reasonably acceptable to the Agent and, in any event, in a manner and to levels, thresholds and amounts necessary to cause the cushions, margins and differences (on a percentage basis) between the levels, thresholds and amounts of such financial covenants and the counterparts thereof contained herein, after giving effect to such amendments, to be equal to the cushions, margins and differences (on a percentage basis) in effect immediately prior to giving effect to such amendments; it being understood the desired result thereof is that the criteria and thresholds for evaluating the financial condition and performance of the Borrowers and their respective Subsidiaries shall be, after giving effect to the disbursement of the Term Loans B, the additional borrowing under the Prairie Subordinated Debt Documents and the payment of the Krane Earnout, reasonably equivalent to the criteria and thresholds (on a percentage basis) contained in Section 11.6 prior to the any such amendments and the giving of such effect.

                  12.3.9 Other Deliveries. The Agent shall have received such other agreements, documents, instruments, certificates and opinions as the Agent reasonably may request.

         SECTION 13  EVENTS OF DEFAULT AND THEIR EFFECT.

         13.1 Events of Default. Each of the following shall constitute an Event of Default under this Agreement:

                  13.1.1 Non-Payment of the Loans, etc. Default in the payment when due of the principal of or interest on any Loan; or default, and continuance thereof for five (5) days, in the payment when due of any interest, fee, reimbursement obligation with respect to any Letter of Credit or other amount payable by any Borrower hereunder or under any other Loan Document.

                  13.1.2 Non-Payment of Other Debt. (i) Any default shall occur under the terms applicable to any Debt of any Borrower or any Subsidiary of any Borrower in an aggregate amount (for all such Debt of all Borrowers and their respective Subsidiaries so affected) exceeding $150,000 and such default shall (a) consist of the failure to pay such Debt when due, whether by acceleration or otherwise, after taking into account any applicable grace period or (b) permit the holder or holders thereof, or any trustee or agent for such holder or holders, to cause such Debt to become due and payable (or require any Borrower to purchase or redeem such Debt) prior to its expressed maturity or (ii) any "Event of Default" (as defined in the Prairie Subordinated Debt Documents) shall occur under the terms of the Prairie Subordinated Debt Documents.

                  13.1.3 Other Material Obligations. Default in the payment when due, or in the performance or observance of, any material obligation of, or condition agreed to by, any Borrower or any Subsidiary of any Borrower with respect to any material purchase or lease of goods or services where such default, singly or in the aggregate with all other such defaults, might reasonably be expected to have a Material Adverse Effect.

                  13.1.4 Bankruptcy, Insolvency, etc. Any Borrower or any Subsidiary of any Borrower becomes insolvent or generally fails to pay, or admits in writing its inability or refusal to pay, debts as they become due; or any Borrower applies for, consents to, or acquiesces in the appointment of a trustee, receiver or other custodian for such Borrower or Subsidiary or any property thereof, or makes a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for any Borrower or any Subsidiary of any Borrower or for a substantial part of the property of any thereof and is not discharged within sixty (60) days; or any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding, is commenced in respect of any Borrower, and if such case or proceeding is not commenced by such Borrower or Subsidiary, it is consented to or acquiesced in by such Borrower or such Subsidiary, or remains for thirty (30) days undismissed; or any Borrower or any Subsidiary of any Borrower takes any action to authorize, or in furtherance of, any of the foregoing.

                  13.1.5 Non-Compliance with Loan Documents. (a) Failure by any Borrower to comply with or to perform any covenant set forth in Sections 11.1, 11.5 through 11.13, 11.14, 11.20 through 11.23, 11.27 or
         11.28; or (b) failure by any Borrower or any other Loan Party to comply with or to perform any other provision of this Agreement, or any other Loan Document (and not constituting an Event of Default under any other provision of this Section 13) and continuance of such failure described in this clause (b) for thirty (30) days.

                  13.1.6 Warranties. Any warranty made by any Borrower or any other Loan Party herein or any other Loan Document is breached or is false or misleading in any material respect, or any schedule, certificate, financial statement, report, notice or other writing furnished by any Borrower to the Agent or any Lender in connection herewith is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified.

                  13.1.7 Pension Plans. (i) Institution of any steps by any Borrower or any other Person to terminate a Pension Plan if as a result of such termination any Borrower is required to or could reasonably be expected to be required to make a contribution to such Pension Plan, or incurs or could reasonably be expected to incur a liability or obligation to such Pension Plan, in excess of $250,000; (ii) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under

         Section 302(f) of ERISA; or (iii) there shall occur any withdrawal or partial withdrawal from a Multiemployer Pension Plan and the withdrawal liability (without unaccrued interest) to Multiemployer Pension Plans as a result of such withdrawal (including any outstanding withdrawal liability that the Borrowers and the Controlled Group have incurred on the date of such withdrawal) exceeds $250,000.

                  13.1.8 Judgments. Final judgments which exceed an aggregate of $250,000 shall be rendered against the Borrowers and their respective Subsidiaries and shall not have been paid, discharged or vacated or had execution thereof stayed pending appeal within thirty
         (30) days after entry or filing of such judgments.

                  13.1.9 Invalidity of Collateral Documents, etc. Any Loan Document shall cease to be in full force and effect; or any Borrower or any Subsidiary of any Borrower (or any Person by, through or on behalf of any Borrower or any Subsidiary of any Borrower) shall contest in any manner the validity, binding nature or enforceability of any Loan Document.

                  13.1.10 Invalidity of Subordination Provisions, etc. Any subordination provision in any document or instrument governing Subordinated Debt, shall cease to be in full force and effect, or any Borrower or any other Person (including the holder of any applicable Subordinated Debt) shall contest in any manner the validity, binding nature or enforceability of any such provision.

                  13.1.11 Change of Control. (a) After the Closing Date, any Person or group of Persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, but excluding any "Specified Person" (as defined below)) shall acquire beneficial ownership (within the meaning of Rule 13d-3 promulgated under such Act) of more than twenty-five percent (25%) of the outstanding securities (on a fully diluted basis and taking into account any securities or contract rights exercisable, exchangeable or convertible into equity securities) of Holdings having voting rights in the election of directors under normal circumstances; or (b) any "Change of Control" (as defined in the Prairie Subordinated Debt Documents) shall occur; or (c) any Borrower (other than Holdings) shall cease to be a Wholly-Owned Subsidiary of Holdings (except as otherwise expressly permitted under Section 11.11(a)); or (d) a majority of the members of the Board of Directors of Holdings shall cease to be Continuing Members; or (e) Agent, for the benefit of the Lender Parties, shall cease at any time for any reason to have a first priority Lien on 100% of the Subsidiary Equity Interests of each Subsidiary of Holdings; or (f) a period of thirty
         (30) consecutive days shall have elapsed during which any two of the individuals named in Schedule 13.1.11 shall have ceased to hold executive offices with Holdings at least equal in seniority and responsibility to such individuals' present offices described as set out in such Schedule

         13.1.11, excluding any such individual who has been replaced by another individual or individuals reasonably satisfactory to the Required Lenders (it being understood that any such replacement individual shall be deemed added to Schedule 13.1.11 on the date of approval thereof by the Required Lenders); for purposes of the foregoing, "Continuing Member" means a member of the Board of Directors of Holdings who either
         (i) was a member of the Holdings' Board of Directors on the day before the Closing Date and has been such continuously thereafter or (ii) became a member of such Board of Directors after the day before the Closing Date and whose election or nomination for election was approved by a vote of the majority of the Continuing Members then members of the Holdings' Board of Directors; and "Specified Person" means HIG; or (g) HIG shall cease to own and control at least forty-five percent (45%) of the outstanding voting stock of Holdings.

                  13.1.12 Change of Management. The employment of Gary Kranz or Steven Kranz is terminated for any reason and no replacement reasonably satisfactory to the Required Lenders is employed by the Borrowers with ninety (90) days after such termination.

         13.2 Effect of Event of Default. If any Event of Default described in Section 13.1.4 shall occur, the Commitments (if they have not theretofore terminated) shall immediately terminate and the Loans and all other Obligations shall become immediately due and payable and the Borrowers shall become immediately obligated to Cash Collateralize all Letters of Credit, all without presentment, demand, protest or notice of any kind; and, if any other Event of Default shall occur and be continuing, the Agent (upon written request of the Required Lenders) shall declare the Commitments (if they have not theretofore terminated) to be terminated and/or declare all Loans and all other Obligations to be due and payable and/or demand that the Borrowers immediately Cash Collateralize all Letters of Credit, whereupon the Commitments (if they have not theretofore terminated) shall immediately terminate and/or all Loans and all other Obligations shall become immediately due and payable and/or the Borrowers shall immediately become obligated to Cash Collateralize all Letters of Credit, all without presentment, demand, protest or notice of any kind. The Agent shall promptly advise the Funds Administrator of any such declaration, but failure to do so shall not impair the effect of such declaration. Notwithstanding the foregoing, the effect as an Event of Default of any event described in Section
13.1.1 or Section 13.1.4 may be waived by the written concurrence of all of the Lenders, and the effect as an Event of Default of any other event described in this Section 13 may be waived by the written concurrence of the Required Lenders. Any cash collateral delivered hereunder shall be held by the Agent (without liability for interest thereon) and applied to Obligations arising in connection with any drawing under a Letter of Credit. After the expiration or termination of all Letters of Credit, such cash collateral shall be applied by the Agent to any remaining Obligations and any excess shall be delivered to the Funds Administrator or as a court of competent jurisdiction may elect.

         SECTION 14 THE AGENT.

         14.1 Appointment and Authorization. (a) Each Lender hereby irrevocably (subject to Section 14.9) appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duty or responsibility except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender Party, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent.

                  (b) Each Issuing Lender shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith. Each Issuing Lender shall have all of the benefits and immunities (i) provided to the Agent in this Section 14 with respect to any acts taken or omissions suffered by such Issuing Lender in connection with Letters of Credit issued by it or proposed to be issued by it and the applications and agreements for letters of credit pertaining to such Letters of Credit as fully as if the term "Agent", as used in this Section 14, included the Issuing Lender with respect to such acts or omissions and (ii) as additionally provided in this Agreement with respect to any Issuing Lender.

         14.2 Delegation of Duties. The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

         14.3 Liability of Agent. Neither the Agent nor any of its directors, officers, employees or agents shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any Lender Party for any recital, statement, representation or warranty made by any Loan Party or any Affiliate of any Loan Party, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Loan Party or any other party to any Loan Document to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation to any Lender Party to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party or any Affiliate of any Loan Party.

         14.4 Reliance by Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Borrower), independent accountants and other experts selected by the Agent or Required Lenders. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, confirmation from the Lenders of their obligation to indemnify the Agent against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

         14.5 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default or Unmatured Event of Default except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Lenders, unless the Agent shall have received written notice from a Lender or a Borrower referring to this Agreement, describing such Event of Default or Unmatured Event of Default and stating that such notice is a "notice of default". The Agent will notify the Lenders of its receipt of any such notice. The Agent shall take such action with respect to such Event of Default or Unmatured Event of Default as may be requested by the Required Lenders in accordance with Section 13; provided that unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default or Unmatured Event of Default as it shall deem advisable or in the best interest of the Lenders.

         14.6 Credit Decision. Each Lender acknowledges that the Agent has not made any representation or warranty to it, and that no act by the Agent hereafter taken, including any review of the affairs of any Loan Party, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of any Borrower or the Borrowers taken as a whole, and made its own decision to enter into this Agreement and to extend credit to the Borrowers hereunder. Each Lender also represents that it will, independently and without reliance upon the Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrowers. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Agent, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial or other condition or creditworthiness of any Borrower which may come into the possession of the Agent.

         14.7 Indemnification. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent and its directors, officers, employees and agents (to the extent not reimbursed by or on behalf of the Borrowers and without limiting the obligation of the Borrowers to do so), pro rata, from and against any and all Indemnified Liabilities; provided that no Lender shall be liable for any payment to any such Person of any portion of the Indemnified Liabilities resulting from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Borrowers. The undertaking in this Section shall survive repayment of the Loans, cancellation of the Notes, expiration or termination of the Letters of Credit, any foreclosure under, or modification, release or discharge of, any or all of the Collateral Documents, termination of this Agreement and the resignation or replacement of the Agent.

         14.8 Agent in Individual Capacity. LaSalle and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with any Borrower and their Affiliates as though LaSalle were not the Agent or an Issuing Lender hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, LaSalle or its Affiliates may receive information

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regarding the Borrowers or their Affiliates (including information that may be subject to confidentiality obligations in favor of any Borrower or its Affiliate) and acknowledge that LaSalle shall be under no obligation to provide such information to them. With respect to their Loans (if any), LaSalle and its Affiliates shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though LaSalle were not the Agent or an Issuing Lender, and the terms "Lender" and "Lenders" include LaSalle and its Affiliates, to the extent applicable, in their individual capacities.

         14.9     Successor Agent. The Agent may resign as Agent upon thirty
(30) days' notice to the Lenders and may be removed at any time by the Required Lenders. If the Agent resigns under this Agreement or is so removed, the Required Lenders shall, with (so long as no Event of Default exists) the consent of the Funds Administrator (which shall not be unreasonably withheld or delayed), appoint from among the Lenders a successor Agent for the Lenders. If no successor Agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Lenders and the Funds Administrator, a successor Agent from among the Lenders. Upon the acceptance of its appointment as successor Agent hereunder, such successor Agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor Agent, and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 14 and Sections 15.6 and 15.13 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor Agent has accepted appointment as Agent by the date which is thirty
(30) days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Agent hereunder until such time, if any, as the Required Lenders appoint a successor Agent as provided for above.

         14.10 Collateral Matters. The Lenders irrevocably authorize the Agent, at its option and in its discretion, (a) to release any Lien granted to or held by the Agent under any Collateral Document (i) upon termination of the Commitments and payment in full of all Loans and all other obligations of the Borrowers hereunder and the expiration or termination of all Letters of Credit;
(ii) constituting property sold or to be sold or disposed of as part of or in connection with any disposition permitted hereunder; or (iii) subject to Section 15.1, if approved, authorized or ratified in writing by the Required Lenders; or
(b) to subordinate its interest in any collateral to any holder of a Lien on such collateral which is permitted by clause (d)(i) or (d)(iii) of Section 11.8 (it being understood that the Agent may conclusively rely on a certificate from the Funds Administrator in determining whether the Debt secured by any such Lien is permitted by Section 11.7(b)). Upon request by the Agent at any time, the Lenders will confirm in writing the Agent's authority to release, or subordinate its interest in, particular types or items of collateral pursuant to this
Section 14.10.

         SECTION 15 GENERAL.

         15.1 Waiver; Amendments. No delay on the part of the Agent or any Lender in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any of them of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement or the Notes shall in any event be effective unless the same shall be in writing and signed and delivered by Lenders having an aggregate Pro Rata Share of not less than the aggregate Pro Rata Share expressly designated herein with respect thereto or, in the absence of such designation as to any provision of this Agreement or the Notes, by the Required Lenders, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment, modification, waiver or consent shall change the Pro Rata Share of any Lender without the consent of such Lender. No amendment, modification, waiver or consent shall (i) increase the Revolving Commitment Amount, (ii) extend the date for payment of any principal of or interest on the Loans or any fees payable hereunder, (iii) reduce the principal amount of any Loan, the rate of interest thereon or any fees payable hereunder, (iv) release all or any substantial part of the collateral granted under the Collateral Documents or (v) reduce the aggregate Pro Rata Share required to effect an amendment, modification, waiver or consent without, in each case, the consent of all Lenders. No provision of Section 14 or other provision of this Agreement affecting the Agent in its capacity as such shall be amended, modified or waived without the consent of the Agent. No provision of this Agreement relating to the rights or duties of an Issuing Lender in its capacity as such shall be amended, modified or waived without the consent of such Issuing Lender.

         15.2 Confirmations. The Funds Administrator and each holder of a Note agree from time to time, upon written request received by it from the other, to confirm to the other in writing (with a copy of each such confirmation to the Agent) the aggregate unpaid principal amount of the Loans then outstanding under such Note.

         15.3 Notices. Except as otherwise provided in Sections 2.2.2 and 2.2.3, all notices hereunder shall be in writing (including facsimile transmission) and shall be sent to the applicable party at its address shown on
Schedule 15.3 or at such other address as such party may, by written notice received by the other parties, have designated as its address for such purpose. Notices sent by facsimile transmission shall be deemed to have been given when sent; notices sent by mail shall be deemed to have been given three (3) Business Days after the date when sent by registered or certified mail, postage prepaid; and notices sent by hand delivery or overnight courier service shall be deemed to have been given when received. For purposes of Sections 2.2.2 and 2.2.3, the Agent shall be entitled to rely on telephonic instructions from any person that the Agent in good faith believes is an authorized officer or employee of the Funds Administrator, and the Funds Administrator shall hold the Agent and each other Lender Party harmless from any loss, cost or expense resulting from any such reliance.

         15.4 Computations. Where the character or amount of any asset or liability or item of income or expense is required to be determined, or any consolidation or other accounting computation is required to be made, for the purpose of this Agreement, such determination or calculation shall, to the extent applicable and except as otherwise specified in this Agreement, be made in accordance with GAAP, consistently applied; provided that if the Funds Administrator notifies the Agent that the Borrowers wish to amend any covenant in Section 11 to eliminate or to take into account the effect of any change in GAAP on the operation of such covenant (or if the Agent notifies the Funds Administrator that the Required Lenders wish to amend Section 11 for such purpose), then the Borrowers' compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Funds Administrator and the Required Lenders.

         15.5 Regulation U. Each Lender represents that it in good faith is not relying, either directly or indirectly, upon any Margin Stock as collateral security for the extension or maintenance by it of any credit provided for in this Agreement.

         15.6 Costs, Expenses and Taxes. Each Borrower agrees to pay on demand, jointly and severally, all reasonable and documented out-of-pocket costs and expenses of the Agent (including Attorney Costs) in connection with the preparation, execution, syndication, delivery and administration of this Agreement, the other Loan Documents and all other documents provided for herein or delivered or to be delivered hereunder or in connection herewith (including any amendment, supplement or waiver to any Loan Document), and all reasonable out-of-pocket costs and expenses (including Attorney Costs) incurred by the Agent and each Lender after an Event of Default in connection with the enforcement of this Agreement, the other Loan Documents or any such other documents. In addition, each Borrower agrees to pay, jointly and severally, and to save the Agent and the Lenders harmless from all liability for, (a) any stamp or other taxes (excluding income taxes and franchise taxes based on net income) which may be payable in connection with the execution and delivery of this Agreement, the borrowings hereunder, the issuance of the Notes or the execution and delivery of any other Loan Document or any other document provided for herein or delivered or to be delivered hereunder or in connection herewith and
(b) any fees of any Borrower's auditors in connection with any reasonable exercise by the Agent and the Lenders of their rights pursuant to Section 11.2. All obligations provided for in this Section 15.6 shall survive repayment of the Loans, cancellation of the Notes, expiration or termination of the Letters of Credit and termination of this Agreement.

         15.7 Captions. Section captions used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

         15.8     Assignments; Participations.

                  15.8.1 Assignments. Any Lender may, with the prior written consent of the Agent, which consent shall not be required for an assignment by a Lender to one of its Affiliates, at any time assign and delegate to one or more commercial banks or other Persons (any Person to whom such an assignment and delegation is to be made being herein called an "Assignee") all or any fraction of such Lender's Loans and Commitment (which assignment and delegation shall be of a constant, and not a varying, percentage of all the assigning Lender's Loans and Commitment) in a minimum aggregate amount equal to the lesser of (i) the amount of the assigning Lender's Pro Rata Share of the Revolving Commitment Amount, plus the unpaid amount of such Lender's Term Loans and (ii) $5,000,000; provided that (a) no assignment and delegation may be made to any Person if, at the time of such assignment and delegation, the Borrowers would be obligated to pay any greater amount under Section 8.6 or Section 9 to the Assignee than the Borrowers are then obligated to pay to the assigning Lender under such Sections (and if any assignment is made in violation of the foregoing, the Borrowers will not be required to pay the incremental amounts) and (b) the Borrowers and the Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned and delegated to an Assignee until the date when all of the following conditions shall have been met:

                           (x) five (5) Business Days (or such lesser period of time as the Agent and the assigning Lender shall agree) shall have passed after written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee, shall have been given to the Funds Administrator and the Agent by such assigning Lender and the Assignee,

                           (y) the assigning Lender and the Assignee shall have executed and delivered to the Funds Administrator and the Agent an assignment agreement substantially in the form of Exhibit G (an "Assignment Agreement"), together with any documents required to be delivered thereunder, which Assignment Agreement shall have been accepted by the Agent, and

                           (z) except in the case of an assignment by a Lender to one of its Affiliates, the assigning Lender or the Assignee shall have paid the Agent a processing fee of $3,500.

         From and after the date on which the conditions described above have been met, (x) such Assignee shall be deemed automatically to have become a party hereto and, to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee pursuant to such Assignment Agreement, shall have the rights and obligations of a Lender hereunder and (y) the assigning Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it pursuant to such Assignment Agreement, shall be released from its obligations hereunder. Within five (5) Business Days after effectiveness of any assignment and delegation, the Borrowers shall execute and deliver to the Agent (for delivery to the Assignee and the Assignor, as applicable) new Notes in the principal amount of the Assignee's Pro Rata Share of the Revolving Commitment Amount and the principal amount of the Assignee's Term Loans and, if the assigning Lender has retained a Commitment hereunder, replacement Notes in the principal amount of the Pro Rata Share of the Revolving Commitment Amount and the principal amount of the Term Loans retained by the assigning Lender, as applicable (such Notes to be in exchange for, but not in payment of, the relevant predecessor Note held by such assigning Lender). Each such Note shall be dated the effective date of such assignment. The assigning Lender shall mark the predecessor Note or Notes "exchanged" and deliver it to the Funds Administrator. Accrued interest on that part of the predecessor Note or Notes being assigned shall be paid as provided in the Assignment Agreement. Accrued interest and fees on that part of the predecessor Note or Notes not being assigned shall be paid to the assigning Lender. Accrued interest and accrued fees shall be paid at the same time or times provided herein. Any attempted assignment and delegation not made in accordance with this Section 15.8.1 shall be null and void.

                  Notwithstanding the foregoing provisions of this Section
         15.8.1 or any other provision of this Agreement, any Lender may at any time assign all or any portion of its Loans and its Note to a Federal Reserve Lender (but no such assignment shall release any Lender from any of its obligations hereunder).

                  15.8.2 Participations. Any Lender may at any time sell to one or more commercial banks or other Persons participating interests in any Loan owing to such Lender, the Note held by such Lender, the Commitment of such Lender, the direct or participation interest of such Lender in any Letter of Credit or any other interest of such Lender hereunder (any Person purchasing any such participating interest being herein called a "Participant"). In the event of a sale by a Lender of a participating interest to a Participant, (x) such Lender shall remain the holder of its Note for all purposes of this Agreement, (y) the Borrowers, Funds Administrator and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations hereunder and (z) all amounts payable by the Borrowers shall be determined as if such Lender had not sold such participation and shall be paid directly to such Lender. No Participant shall have any direct or indirect voting rights hereunder except with respect to any of the events described in the fourth sentence of Section 15.1. Each Lender agrees to incorporate the requirements of the preceding sentence into each participation agreement which such Lender enters into with any Participant. Each Borrower agrees that if amounts outstanding under this Agreement and the Notes are due and payable (as a result of acceleration or otherwise), each Participant shall be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement, any Note and with respect to any Letter of Credit to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement or such Note; provided that such right of setoff shall be subject to the obligation of each Participant to share with the Lenders, and the Lenders agree to share with each Participant, as provided in Section 8.5. Each Borrower also agrees that each Participant shall be entitled to the benefits of Section 8.6 and
         Section 9 as if it were a Lender (provided that no Participant shall receive any greater compensation pursuant to Section 8.6 or Section 9 than would have been paid to the participating Lender if no participation had been sold).

         15.9 Governing Law. This Agreement and each Note shall be a contract made under and governed by the internal laws of the State of Illinois applicable to contracts made and to be performed entirely within such State. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. All obligations of the Borrowers and rights of the Agent and the Lenders expressed herein or in any other Loan Document shall be in addition to and not in limitation of those provided by applicable law.

         15.10 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

         15.11 Successors and Assigns. This Agreement shall be binding upon the Borrowers, Funds Administrator, Lender Parties and the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrowers, Funds Administrator, Lender Parties and the Agent and the successors and assigns of the Lender Parties and the Agent.

         15.12 Joint and Several Liability of Borrowers. Each Borrower shall be jointly and severally liable hereunder and under each of the other Loan Documents with respect to all

Obligations, regardless of which Borrower actually receives the proceeds of the Loans or the benefit of any other extensions of credit hereunder, or the manner in which Holdings (individually or as Funds Administrator), any other Borrower, the Agent or any Lender accounts therefor in their respective books and records. Notwithstanding the foregoing, (i) each Borrower's obligations and liabilities with respect to proceeds of Loans which it receives or Letters of Credit issued for its account, and related fees, costs and expenses, and (ii) each Borrower's obligations and liabilities arising as a result of the joint and several liability of a Borrower hereunder with respect to proceeds of Loans received by, or Letters of Credit issued for the account of, any other Borrower, together with the related fees, costs and expenses, shall be separate and distinct obligations, both of which are primary obligations of such Borrower. Neither the joint and several liability of, nor the Liens granted to the Agent under the Collateral Documents by, any Borrower or any other Loan Party shall be impaired or released by (A) the failure of the Agent or any Lender, any successors or assigns thereof, or any holder of any Note or any of the Obligations to assert any claim or demand or to exercise or enforce any right, power or remedy against any Borrower, any other Person, the Collateral or otherwise; (B) any extension or renewal for any period (whether or not longer than the original period) or exchange of any of the Obligations or the release or compromise of any obligation of any nature of any Person with respect thereto; (C) the surrender, release or exchange of all or any part of any property (including without limitation the Collateral) securing payment, performance and/or observance of any of the Obligations or the compromise or extension or renewal for any period (whether or not longer than the original period) of any obligations of any nature of any Person with respect to any such property; (D) any action or inaction on the part of the Agent or any Lender, or any other event or condition with respect to any other Borrower, including any such action or inaction or other event or condition, which might otherwise constitute a defense available to, or a discharge of, such other Borrower, or a guarantor or surety of or for any or all of the Obligations; and (E) any other act, matter or thing (other than payment or performance of the Obligations) which would or might, in the absence of this provision, operate to release, discharge or otherwise prejudicially affect the obligations of such or any other Borrower. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EACH BORROWER WAIVES ALL RIGHTS AND DEFENSES THAT SUCH BORROWER MAY HAVE BECAUSE THE BORROWERS' OBLIGATIONS UNDER THE LOAN DOCUMENTS ARE SECURED BY REAL PROPERTY. THIS MEANS, AMONG OTHER THINGS:
(1) AGENT OR LENDERS MAY COLLECT FROM SUCH BORROWER WITHOUT FIRST FORECLOSING ON ANY REAL OR PERSONAL PROPERTY COLLATERAL PLEDGED BY ANY OTHER BORROWER; AND (2) IF AGENT OR LENDERS FORECLOSE ON ANY REAL PROPERTY COLLATERAL PLEDGED BY ANY BORROWER, THEN: (A) THE AMOUNT OF THE OBLIGATIONS MAY BE REDUCED ONLY BY THE PRICE FOR WHICH SUCH COLLATERAL IS SOLD AT THE FORECLOSURE SALE, EVEN IF SUCH COLLATERAL IS WORTH MORE THAN THE SALE PRICE; OR (B) AGENT OR LENDERS MAY COLLECT FROM SUCH BORROWER EVEN IF AGENT OR

LENDERS, BY FORECLOSING ON THE REAL PROPERTY COLLATERAL, HAVE DESTROYED ANY RIGHT SUCH BORROWER MAY HAVE TO COLLECT FROM ANY OTHER BORROWER. THIS IS AN UNCONDITIONAL AND IRREVOCABLE WAIVER OF ANY RIGHTS AND DEFENSES SUCH BORROWER MAY HAVE BECAUSE ANY OF THE OTHER BORROWERS' OBLIGATIONS UNDER THE LOAN DOCUMENTS ARE SECURED BY REAL PROPERTY. THESE RIGHTS AND DEFENSES INCLUDE, BUT ARE NOT LIMITED TO, ANY RIGHTS OR DEFENSES BASED UPON SECTION 580a, 580b, 580d, OR 726 OF THE CALIFORNIA CODE OF CIVIL PROCEDURE (THE "CCP").

         IN ADDITION, EACH BORROWER WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY AGENT OR LENDERS, EVEN THOUGH SUCH ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE, HAS DESTROYED SUCH BORROWER'S RIGHTS BY THE OPERATION OF SECTION 580d OF THE CCP OR OTHERWISE.

         15.13 Indemnification by the Borrowers. In consideration of the execution and delivery of this Agreement by the Agent and the Lenders and the agreement to extend the Commitments provided hereunder, each Borrower hereby agrees, jointly and severally, to indemnify, exonerate and hold each Lender Party and each of the officers, directors, employees, Affiliates and agents of each Lender Party free and harmless from and against any and all actions, causes of action, suits, losses, liabilities, damages and expenses, including Attorney Costs (collectively, the "Indemnified Liabilities"), incurred by the Lender Parties or any of them as a result of, or arising out of, or relating to (i) any tender offer, merger, purchase of stock, purchase of assets (including any Acquisition]) or other similar transaction financed or proposed to be financed in whole or in part, directly or indirectly, with the proceeds of any of the Loans, (ii) the use, handling, release, emission, discharge, transportation, storage, treatment or disposal of any hazardous substance at any property owned or leased by any Loan Party, (iii) any violation of any Environmental Laws with respect to conditions at any property owned or leased by any Loan Party or the operations conducted thereon, (iv) the investigation, cleanup or remediation of offsite locations at which any Loan Party or their respective predecessors are alleged to have directly or indirectly disposed of hazardous substances or (v) the execution, delivery, performance or enforcement of this Agreement or any other Loan Document by any of the Lender Parties, except for any such Indemnified Liabilities arising on account of the applicable Lender Party's gross negligence or willful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, each Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. All obligations provided for in this Section 15.13 shall survive repayment of the Loans, cancellation of the Notes, expiration or termination of the

Letters of Credit, any foreclosure under, or any modification, release or discharge of, any or all of the Collateral Documents and termination of this Agreement.

         15.14 Nonliability of Lenders. The relationship between the Borrowers on the one hand and the Lender Parties on the other hand shall be solely that of borrower and lender. No Lender Party shall have any fiduciary responsibility to any Loan Party. No Lender Party undertakes any responsibility to any Borrower to review or inform any Borrower or any matter in connection with any phase of any Loan Party's business or operations. Each Borrower agrees that no Lender Party shall have liability to any Borrower (whether sounding in tort, contract or otherwise) for losses suffered by any Loan Party in connection with, arising out of, or in any way related to the transactions contemplated and the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith, unless it is determined in a final non-appealable judgment by a court of competent jurisdiction that such losses resulted from the gross negligence or willful misconduct of the party from which recovery is sought. No Lender Party shall have any liability with respect to, and each Borrower hereby waives, releases and agrees not to sue for, any special, indirect or consequential damages suffered by any Borrower in connection with, arising out of, or in any way related to the Loan Documents or the transactions contemplated thereby.

         15.15 FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE REQUIRED LENDERS' OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. EACH BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         15.16 WAIVER OF JURY TRIAL. EACH BORROWER AND EACH LENDER PARTY CLAIMING HEREUNDER OR UNDER ANY OTHER LOAN DOCUMENT HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

         Delivered at Chicago, Illinois, as of the day and year first above written.

Funds Administrator and Borrowers:  KRANE HOLDINGS, INC., as a Borrower and as
                                    Funds Administrator



                                    By /s/ David R. Brady
                                      ------------------------------------------
                                    Name   David R. Brady
                                        ----------------------------------------
                                    Its    Vice President
                                       -----------------------------------------


                                    KRANE ACQUISITION CORPORATION, as a Borrower

                                    By /s/ David R. Brady
                                      ------------------------------------------
                                    Name   David R. Brady
                                        ----------------------------------------
                                    Its    Vice President
                                       -----------------------------------------

Agent, Issuing Lender and Lenders: LASALLE BANK NATIONAL ASSOCIATION, as Agent, Issuing Lender and as a Lender

                                             By /s/ James Tucker
                                               --------------------------
                                             Name:  James Tucker
                                             Title: Senior Vice President

SIGNATURE PAGE TO CREDIT AGREEMENT

         The undersigned, Krane Products, Inc., a New York corporation and successor by merger to Krane Acquisition Corporation, a New York Corporation, hereby is executing and delivering this signature page for the purposes of evidencing its assumption of the Obligations of its aforementioned predecessor and agrees and acknowledges, for the benefit of the Lender Parties, as evidenced by the signature below on its behalf, as follows: (i) it is a Borrower under the Credit Agreement and the other Loan Documents with the same force and effect as if originally named therein as a Borrower, the effect of which shall be, without limitation, that (A) each reference to "Borrower" or "Borrowers" in the Credit Agreement and the other Loan Documents shall be deemed to include it and (B) it shall be bound by all of the terms and provisions of the Credit Agreement and the other Loan Documents and assumes all of the obligations, liabilities and indebtedness of its predecessor thereunder; (ii) from time to time, as and when requested by Agent or any Lender, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as Agent or such Lender reasonably may deem necessary or desirable in order to carry out the intent and purposes of this paragraph; and (iii) Agent and each Lender are relying on the foregoing agreements, representations and warranties.

Dated: May 17, 2000

                                 KRANE PRODUCTS, INC., successor by merger to Krane Acquisition Corporation, as a Borrower



                                 By /s/ David R. Brady
                                   ---------------------------------------------

                                 Name   David R. Brady
                                     -------------------------------------------

                                 Its    Vice President
                                    --------------------------------------------

                                  SCHEDULE 2.1

                           LENDERS AND PRO RATA SHARES


                                                                       PRO RATA SHARE
                                                                        OF REVOLVING              PRO
                                 AMOUNT OF          AMOUNT OF TERM       COMMITMENT               RATA
LENDER                          TERM LOAN A             LOAN B             AMOUNT                SHARE
------                          -----------         --------------     ---------------           -----
LaSalle Bank                    $11,150,000           $2,000,000          $2,500,000              100%
National Association

TOTAL                           $11,150,000           $2,000,000          $2,500,000              100%


                                 SCHEDULE 3.1(a)

                      TERM LOANS A INSTALLMENTS (Aggregate)

Date                                        Amount
----                                       --------
September 30, 2000                         $325,000
December 31, 2000                          $325,000

March 31, 2001                             $325,000
June 30, 2001                              $325,000
September 30, 2001                         $375,000
December 31, 2001                          $375,000

March 31, 2002                             $375,000
June 30, 2002                              $375,000
September 30, 2002                         $425,000
December 31, 2002                          $425,000

March 31, 2003                             $425,000
June 30, 2003                              $425,000
September 30, 2003                         $500,000
December 31, 2003                          $500,000

March 31, 2004                             $500,000
June 30, 2004                              $500,000
September 30, 2004                         $550,000
December 31, 2004                          $550,000

March 31, 2005                             $550,000
June 30, 2005                              $550,000
September 30, 2005                         $612,500
December 31, 2005                          $612,500

March 31, 2006                             $612,500
June 30, 2006                              Remaining Principal Amount



* The following assumes that all of the Subsequent Term Loans A shall have been disbursed. In the event any of the Subsequent Term Loans A shall not have been disbursed in accordance with the terms hereof, the scheduled installments set forth above occurring after the date on which such of the Subsequent Term Loans A were scheduled to be disbursed shall be reduced by the amount of such Subsequent Term Loans A on a pro rata basis.

                                 SCHEDULE 3.1(b)

                      TERM LOANS A INSTALLMENTS (Aggregate)


                                 Percentage of outstanding principal
                               amount of the Term Loans on the earlier of
                               (i) the making or disbursement of the Term
                                Loans B in accordance with the terms of
Date                             this Agreement and (ii) May 31, 2001
----                             ------------------------------------
September 30, 2001                         $100,000
December 31, 2001                          $100,000

March 31, 2002                             $100,000
June 30, 2002                              $100,000
September 30, 2002                         $100,000
December 31, 2002                          $100,000

March 31, 2003                             $100,000
June 30, 2003                              $100,000
September 30, 2003                         $100,000
December 31, 2003                          $100,000

March 31, 2004                             $100,000
June 30, 2004                              $100,000
September 30, 2004                         $100,000
December 31, 2004                          $100,000

March 31, 2005                             $100,000
June 30, 2005                              $100,000
September 30, 2005                         $100,000
December 31, 2005                          $100,000

March 31, 2006                             $100,000
June 30, 2006                              Remaining Principal Amount


                       FIRST AMENDMENT TO CREDIT AGREEMENT
                            AND OTHER LOAN DOCUMENTS

         This FIRST AMENDMENT TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS (this "Amendment"), dated as of December 19, 2001, is by and among KRANE HOLDINGS, INC., a Delaware corporation ("Holdings"); KRANE PRODUCTS, INC., a New York corporation and successor by merger to Krane Acquisition Corporation, a New York corporation ("Krane") (Holdings and Krane sometimes hereafter are referred to individually as a "Borrower" and collectively as the "Borrowers"); HOLDINGS, in its capacity as funds administrator and borrowing agent for the Borrowers (in such capacity, the "Funds Administrator"); the financial institutions that are parties hereto (together with any other financial institutions that become parties to the Existing Credit Agreement described below, in each case with their successors and assigns, individually, a "Lender" and collectively, the "Lenders"); and LASALLE BANK NATIONAL ASSOCIATION, as a Lender and as Agent for the "Lender Parties" (this and all other capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in Section 1 below).

                                R E C I T A L S:

         A. The Borrowers, the Funds Administrator, the Agent and the Lenders are parties to that certain Credit Agreement dated as of May 17, 2000 (as amended prior to the date hereof, the "Existing Credit Agreement"), pursuant to which, among other things, the Lenders made certain loans and other financial accommodations to the Borrowers.

         B. The Borrowers have requested that the Lenders (i) waive certain existing Events of Default and (ii) agree to amend the Existing Credit Agreement in certain respects.

         C. The Agent and the Lenders agree to accommodate such requests of the Borrowers, on the terms and subject to the conditions herein set forth.

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

         1. Definitions. Capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Existing Credit Agreement, as amended hereby.

         2. Amendments to the Existing Credit Agreement. The Existing Credit Agreement is amended as follows:

                  2.1 Section 1.1 - Substituted Definitions. Section 1.1 of the Existing Credit Agreement is amended by substituting the following definitions of the terms set forth below in lieu of the current versions of such definitions contained in such Section 1.1 of the Existing Credit Agreement:

         Base Rate Margin means (a) prior to the First Amendment Closing Date:
         (i) with respect to any Revolving Loan, one and three-quarters percent (1.75%), and (ii) with respect to any Term Loan, two percent (2.00%), and (b) from and after the First Amendment Closing Date: (i) with respect to any Revolving Loan, two percent (2.00%), and (ii) with respect to any Term Loan, two and one-quarter percent (2.25%); provided, that, effective on the first day of each fiscal quarter of the Borrowers occurring after March 31, 2003 (each such first day, an "Adjustment Date"), through and until the next Adjustment Date immediately thereafter, such margins described in the foregoing clauses
         (b)(i) and (b)(ii) shall equal the sum of the respective percentages therein contained, plus the percentage equivalent of the product obtained by multiplying one-quarter (1/4) by the number of Adjustment Dates that then shall have occurred as of such day (including the then occurring Adjustment Date).

         Eurodollar Margin means (a) prior to the First Amendment Closing Date:
         (i) with respect to any Revolving Loan, three and one-quarter percent (3.25%), and (ii) with respect to any Term Loan, three and one-half percent (3.50%), and (b) from and after the First Amendment Closing
         Date: (i) with respect to any Revolving Loan, three and one-half percent (3.50%), and (ii) with respect to any Term Loan, three and three-quarters percent (3.75%); provided, that, effective on the first day of each fiscal quarter of the Borrowers occurring after March 31, 2003 (each such first day, an "Adjustment Date"), through and until the next Adjustment Date immediately thereafter, such margins described in the foregoing clauses (b)(i) and (b)(ii) shall equal the sum of the respective percentages therein contained, plus the percentage equivalent of the product obtained by multiplying one-quarter (1/4) by the number of Adjustment Dates that then shall have occurred as of such day (including the then occurring Adjustment Date).

         Loan Documents means this Agreement, the Notes, the Fee Letter, the LC Applications (including any master letter of credit agreement executed and delivered to the Issuing Lender), the Collateral Documents, the Make-Well Agreement, the Prairie Subordination Agreement and any Hedging Agreement between any Borrower and any Lender or any Affiliate of any Lender.

         2.2 Section 1.1 - Additional Definitions. Section 1.1 of the Existing Credit Agreement is amended further by adding the following terms and respective definitions to such Section 1.1 in the appropriate alphabetical order:

         First Amendment means that certain First Amendment to Credit Agreement and other Loan Documents dated as of the First Amendment Closing Date among the Borrowers, the Funds Administrator, the Agent and the Lenders.

         First Amendment Closing Date means December 19, 2001.

                  Make-Well Agreement means that certain Make-Well Agreement dated as of the First Amendment Closing Date by and among HIG, HIG Investment Group II, L.P., HIG Partners II, L.P., H.I.G. GP-II, INC., Borrowers and the Agent.

                  2.3 Section 6.2.2. Section 6.2.2 of the Existing Credit Agreement is amended by adding the following clause (vi) to such
         Section 6.2.2 in the appropriate numerical order:

                           (v) Concurrently with the receipt by any Borrower or any Subsidiary of any Borrower of any proceeds or other payments from HIG or any of its affiliates under the Make-Well Agreement, in an amount equal to 100% of such proceeds or payments.

                  2.4 Section 11.6.1. Section 11.6.1 of the Existing Credit Agreement is amended by adding the following proviso to the end of such
         Section 11.6.1:

                  ;provided, that, if the Fixed Charge Coverage Ratio for any Computation Period, commencing with the Computation Period ending December 31, 2001, is less than the applicable ratio set forth above, and no Unmatured Event of Default or Event of Default exists under Section 13.1.13, no Event of Default shall occur in respect of this Section 11.6.1 if (a) HIG and/or any of its Affiliates makes a cash equity contribution to Holdings (which is immediately contributed to Krane) in accordance with the terms of the Make-Well Agreement, (b) the dollar amount of such cash equity contribution, when added to the numerator of the Fixed Charge Coverage Ratio for such Computation Period, causes the Fixed Charge Coverage Ratio to equal or exceed such applicable ratio set forth above, and (c) Borrowers immediately make a mandatory prepayment of the Loans and other Obligations with the proceeds thereof in accordance with the terms of Section 6.2.2(v); provided, that, from and after the date HIG receives demand by the Agent for any payment under the Make-Well Agreement until the date on which the Agent receives the proceeds of such payment to apply as a mandatory prepayment of the Loans and the other Obligations in accordance with the terms hereof, the Agent may, and at the request of the Required Lenders shall, charge default interest in accordance with Section 4.1 of the Credit Agreement.

                  2.5 Section 11.6.5. Section 11.6.5 of the Existing Credit Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                           11.6.5 Capital Expenditures. Not permit the aggregate amount of all Capital Expenditures made by the Borrowers and their respective Subsidiaries to exceed (i) during the Fiscal Year of the Borrowers and their Subsidiaries ending December 31, 2001, $700,000, or (ii) during any Fiscal Year thereafter, $400,000, in each case in the aggregate for all Borrowers and their respective Subsidiaries.

                  2.6 Section 11.9. Section 11.9 of the Existing Credit Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                           11.9 Operating Leases. Not permit the aggregate amount of all rental payments under Operating Leases made (or scheduled to be made) by the Borrowers and their respective Subsidiaries (on a consolidated basis) to exceed (i) during the Fiscal Years of the Borrowers and their Subsidiaries ending December 31, 2001 and December 31, 2002, $500,000 in either such Fiscal Year or (ii) during any Fiscal Year thereafter, $550,000, in each such case in the aggregate for all Borrowers and their respective Subsidiaries.

                  2.7 Section 13. Section 13 of the Existing Credit Agreement is amended by adding the following Section 13.1.13 to such
         Section 13 in the appropriate numerical order:

                           13.1.13  HIG; Make-Well Agreement. Any event
                  described in Section 13.1.4 shall occur in respect of HIG; or the Make-Well Agreement shall cease to be in full force and effect with respect to HIG; or HIG (or any Person by, through or on behalf of HIG) shall contest in any manner the validity, binding nature or enforceability of the Make-Well Agreement or otherwise revoke or terminate the Make-Well Agreement; or HIG shall fail for any reason at any time to comply with or perform any covenant set forth in the Make-Well Agreement; or any representation or warranty made by HIG in the Make-Well Agreement shall be breached, false or otherwise misleading in any respect on the date as of which the facts therein set forth are stated or certified or otherwise reaffirmed.

                  2.8      Additional Representations, Warranties and Covenants.

                           (a) The Borrowers hereby (i) represent and warrant to the Agent and the Lenders that (y) all obligations, liabilities and indebtedness of the Borrowers in respect of the Krane Earnout have been fully paid, performed and satisfied in full and the Borrowers have no further payment obligations in respect thereof, and (z) all bank and similar accounts (including, without limitation, payroll and petty cash accounts) maintained by any Borrower or any Subsidiary of any Borrower as of the date hereof are listed and described on Exhibit A hereto and (ii) agree and acknowledge that the obligation of the Lenders to make Subsequent Term Loans A and Term Loans B expired on September 1, 2000 and May 31, 2001, respectively, and the Lenders have no obligations in respect thereof.

                           (b) The Borrowers hereby covenant and agree to deliver to the Agent, on or before the sixtieth (60th) day after the Effective Date hereof, a copy of the annual audit report of the Borrowers and their respective Subsidiaries for the Fiscal Year ended December 31, 2000, including therein consolidated balance sheets and statements of earnings and cash flows of the Borrowers and their respective Subsidiaries as at the end of such Fiscal Year, certified without qualification by PriceWaterhouseCoopers, together with all other deliveries required by Section 11.1.1 of the Credit Agreement to the extent not previously delivered to the Agent.

                           (c) The parties hereto hereby agree that the Borrowers may resume payments of management fees to HIG Manager in accordance with, and subject to the terms of,
                  Section 11.10(iii) of the Credit Agreement; it being agreed and understood that the Borrowers shall not be permitted to make, and HIG shall not be permitted to receive or retain, any payments in respect of accrued management fees that were not paid in cash to HIG Manager due to the operation of such
                  Section 10.10(iii) (and the Borrowers hereby represent and warrant to the Agent and the Lenders that no payments of management fees previously were made to HIG Manager in violation of such Section 10.10(iii) of the Credit Agreement).

                           (d) The Borrowers hereby agree and acknowledge that, anything contained in the Credit Agreement to the contrary notwithstanding, all accounts maintained by any Borrower or any Subsidiary of any Borrower shall be required to be subject to Depositary Account Agreements.

                           (e) The Borrowers agree and acknowledge that any failure to comply on a timely basis with the terms of clause
                  (b), (c) or (d) of this Section 2.8 shall constitute an immediate Event of Default, without further notice or other action by or on behalf of the Agent, the Lenders or any of them.

         3. Conditions to Effectiveness. The effectiveness of this Amendment shall be subject to the satisfaction of all of the following conditions in a manner, form and substance satisfactory to the Agent:

                  (a) Representations and Warranties. All of the representations and warranties of the Borrowers and each of their respective Subsidiaries set forth in the Existing Credit Agreement, as amended, and the other Loan Documents to the extent such Persons are parties thereto shall be true and correct in all respects.

                  (b) Delivery of Documents. The following shall have been delivered to the Agent, each duly authorized and executed and in form and substance satisfactory to the Agent:

                           (1)      this Amendment;

                           (2)      the Make-Well Agreement;

                           (3) such evidence of the authority of HIG, the Borrowers and each of their respective Subsidiaries to execute and deliver this Amendment and all other Loan Documents delivered in connection herewith as the Agent may require, including but not limited to (i) a copy of resolutions duly adopted by the board of directors (or other governing authority) of each such Person, authorizing the execution by each such Person of this Amendment and the other agreements, documents and instruments to be executed by each such Person pursuant to this Amendment (collectively, the "Other Amendment Documents"), certified as complete and correct by the corporate secretary or similar officer of each such Person, (ii) a certificate of the secretary of each Borrower and each of its Subsidiaries to the effect that neither the articles of incorporation nor the bylaws of such Person has been amended or modified since the Closing Date or, if not the Closing Date, the date on which certified copies of such documents previously were delivered to the Agent, and (iii) certified copies of the organizational and authority documents of HIG;

                           (4) to the extent not previously delivered to the Agent, (i) a Collateral Access Agreement in respect of each parcel of leased real Property of any Borrower or any Subsidiary of any Borrower, (ii) for each Depositary Account maintained by any Borrower or any Subsidiary of any Borrower, a Depositary Account Agreement covering such Depositary Account, and (iii) Uniform Commercial Code termination statements or other releases as the Agent may require for each Uniform Commercial Code financing statement of record that does not evidence Liens permitted under the Existing Credit Agreement, as amended;

                           (5) a certificate signed by the Secretary or a Vice President of the Borrowers dated as of the First Amendment Closing Date affirming the matters set forth in this Section as of the First Amendment Closing Date;

                           (6) an amended and restated Security Agreement by the Borrowers and their respective Subsidiaries and such Uniform Commercial Code financing statements and so-called in-lieu continuation financing statements as the Agent may request;

                           (7) a reaffirmation of subordination agreement by and among Prairie, the Borrowers and the Agent; and

                           (8)      such other instruments, documents,
                  certificates, consents, waivers and opinions (including opinions from White & Case, counsel to the Borrowers and their Subsidiaries and an opinion from counsel to HIG) as the Agent may request.

                  (c) Amendment to and Waivers under the Prairie Subordinated Debt Documents. The Agent shall have received evidence satisfactory to the Agent of Prairie's consent to this Amendment and the transactions contemplated hereby; Prairie and the Borrowers shall have amended the Prairie Subordinated Debt Documents in a manner, form and substance satisfactory to Agent; and Prairie shall have waived in writing all existing defaults and events of default under the Prairie Subordinated Debt Documents.

                  (d) Payment of Fees and Expenses. The Borrowers shall have paid (i) to the Agent a non-refundable First Amendment closing fee in the amount of $50,000, which fee shall be deemed fully earned and due and payable on the date hereof, and (ii) all fees and expenses of the Agent and the Lenders in connection with this Amendment, including, without limitation, reasonable attorneys' fees and expenses.

                  (e) Performance; No Default. The Borrowers and each of their respective Subsidiaries shall have performed and complied with all agreements and conditions contained in the Existing Credit Agreement and the other Loan Documents to be performed by or complied with by such Persons prior to the date hereof, and no Unmatured Event of Default or Event of Default shall exist or be created hereby.

                  (f) No Material Adverse Effect. No Material Adverse Effect shall have occurred since the date of the most recent financial statements for the Borrowers and their respective Subsidiaries received by the Agent.

                  (g) Approvals. The approval and/or consent shall have been obtained from all Persons whose approval or consent is necessary or required to enable the Borrowers and their respective Subsidiaries and HIG to enter into this Amendment and the Other Amendment Documents and to perform their respective obligations hereunder and thereunder.

                  (h) Satisfaction of the Agent's Counsel. All legal matters incident to the transactions contemplated hereby shall be satisfactory to counsel for the Agent.

The date on which the foregoing conditions shall have been satisfied shall be referred to herein as the "Effective Date."

         4. References. From and after the Effective Date, all references in the Existing Credit Agreement and the other Loan Documents to the "Credit Agreement" shall be deemed to refer to the Existing Credit Agreement, as amended hereby. This Amendment shall constitute a Loan Document.

         5. Waiver of Certain Events of Default. The Borrower has notified the Agent and the Lenders that the Events of Default described on Schedule I hereto have occurred and are existing (collectively, the "Designed Defaults"). From and after the Effective Date, the Lenders shall be deemed to have waived the Designated Defaults and their rights to pursue the remedies available to them on account of the Designated Defaults. Further, the Lenders agree to waive any Unmatured Event of Default or Event of Default that shall occur solely due to the failure of the Borrowers to comply with the Fixed Charge Coverage Ratio covenant set forth in Section 11.6.1 of the Existing Credit Agreement, as amended, solely for the Computation Period ending September 30, 2001; provided, that, such waiver shall automatically be rescinded and of no force or effect if the Fixed Charge Coverage Ratio for such Computation Period shall be less than
0.75 to 1.00.

         The foregoing waivers shall not be deemed a waiver of any other Unmatured Event of Default or Event of Default which has occurred or exists under the Existing Credit Agreement or hereafter may occur under the Existing Credit Agreement, as amended, or to establish a custom or course of dealing among the Borrowers, the Agent, the Lenders or any of them. Except as specifically set forth herein, the Agent and the Lenders hereby expressly reserve all of their rights and remedies under the Existing Credit Agreement, as amended, the other Loan Documents and applicable law.

         6. Representations and Warranties. Each Borrower and each Subsidiary of each Borrower (individually, an "Obligor" and collectively, the "Obligors") each hereby confirms to the Lender Parties that the representations and warranties set forth in the Existing Credit Agreement, as amended, and the other Loan Documents are true and correct in all respects as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all respects as of such earlier date. Each Obligor further represents and warrants to the Lender Parties that (a) it has full power and authority to execute and deliver this Amendment and the Other Amendment Documents and to perform its obligations hereunder and thereunder, (b) upon the execution and delivery hereof and thereof, this Amendment and the Other Amendment Documents will be valid, binding and enforceable upon it in accordance with their respective terms, (c) the execution, delivery and performance of this Amendment and/or the Other Amendment Documents do not and will not contravene, conflict with, violate or constitute a default under (i) the articles of incorporation or bylaws of such Obligor, or (ii) any applicable law, rule or regulation, or any judgment, decree or order, of which such Obligor has knowledge or any material agreement, indenture or instrument to which such Obligor is a party or is bound or which is binding upon or applicable to all or any portion of its property, (d) no Unmatured Event of Default or Event of Default presently exists and (e) after giving effect to all waivers in effect on the date hereof under the Prairie Subordinated Debt Documents, no defaults or events of default exist thereunder.

         7. Costs and Expenses. The Borrowers, jointly and severally, agree to reimburse the Agent for all out of pocket expenses incurred in the preparation, negotiation and execution of this Amendment and the Other Amendment Documents and the consummation of the transactions contemplated hereby and thereby, including, without limitation, reasonable expenses and fees of counsel for the Agent.

         8. No Further Amendments; Ratification of Liability; Waiver; Release. Except as amended hereby, the Existing Credit Agreement and each of the other Loan Documents shall remain in full force and effect in accordance with their respective terms. Each Obligor, as a debtor, grantor, pledgor, guarantor or assignor, or in any similar capacity in which it has granted Liens or acted as an accommodation party or guarantor, as the case may be, hereby ratifies, confirms and reaffirms its liabilities, its payment and performance obligations (contingent or otherwise) and its agreements under the Existing Credit Agreement and the other Loan Documents to the extent such Person is a party thereto, all as amended by this Amendment, and the liens and security interests granted, created and perfected thereby, and agrees and acknowledges that (a) it has no defenses, claims or set-offs to the enforcement of such liabilities, obligations and agreements, (b) the Lender Parties have fully performed all obligations to such Person which the Lender Parties may have had prior to, or have on and as of, the date hereof and (c) other than as specifically set forth herein, no Lender Party waives, diminishes or limits any term or condition contained in the Existing Credit Agreement or any other Loan Document. The Lender Parties' agreement to the terms of this Amendment or any other amendment of the

Existing Credit Agreement or any other Loan Document shall not be deemed to establish or create a custom or course of dealing among the Obligors or the Lender Parties, or any of them. This Amendment and the Other Amendment Documents contain the entire agreement among the Obligors and the Lender Parties contemplated by this Amendment. In consideration of the Lenders' agreements herein contained, each Obligor, jointly and severally, hereby irrevocably releases and forever discharges the Agent, the Lenders and their affiliates, subsidiaries, successors, assigns, participants, directors, officers, employees, agents, consultants and attorneys (each, a "Released Person") of and from all damages, losses, claims, demands, liabilities, obligations, actions and causes of action whatsoever which such Obligor or any of its Affiliates may now have or claim to have against the Agent, the Lenders or any other Released Person on account of or in any way touching, concerning, arising out of or founded upon the Existing Credit Agreement, as amended, the Loan Documents and the transactions contemplated or otherwise evidenced thereby, whether presently known or unknown and of every nature and extent whatsoever.

         9. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

         10. Further Assurances. Each Obligor covenants and agrees that it will at any time and from time to time do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, documents and instruments as reasonably may be required by the Agent in order to effectuate fully the intent of this Amendment.

         11. Severability. If any term or provision of this Amendment or the application thereof to any party or circumstance shall be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, the validity, legality and enforceability of the remaining terms and provisions of this Amendment shall not in any way be affected or impaired thereby, and the affected term or provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this Amendment.

         12. Captions. The captions in this Amendment are inserted for convenience of reference only and in no way define, describe or limit the scope or intent of this Amendment or any of the provisions hereof.

         13. Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of Illinois, without regard to conflict of laws principles.

              [the remainder of this page intentionally left blank]

         Delivered at Chicago, Illinois as of the day and year first above written.


                                   BORROWERS:

                                       KRANE HOLDINGS, INC.

                                       By: /s/ Sami W. Mnaymneh
                                          ------------------------------------
                                       Its:    President
                                           -----------------------------------

                                       KRANE PRODUCTS, INC.

                                       By: /s/ Gary Kranz
                                          ------------------------------------
                                       Its:
                                           -----------------------------------


                                   LENDER PARTIES:


                                       LASALLE BANK NATIONAL
                                       ASSOCIATION, as Agent, Issuing Lender
                                       and as a Lender

                                       By: /s/ Charles Corbisiero
                                          ------------------------------------
                                       Its:    Vice President
                                           -----------------------------------

                                   EXHIBIT A

                   List of Existing Bank and Similar Accounts


Union Planters Bank
2250 Glades Road
Boca Raton, Florida 33431
Operating Account:         4250011232
Refund Account:            4250015114
William Lawler
Fax No.:                   561.394.9964
Telephone No.:             561.750.2400

SCHEDULE I

                           Existing Events of Default


         The following Events of Default have occurred and are continuing under the Credit Agreement:

         1.       Events of Default have occurred and are continuing under
                  Section 13.1.5 of the Credit Agreement due to the failure of the Borrowers to timely comply with the requirements of Sections 7.1, 7.2 and 11.26 of the Credit Agreement;

         2.       Events of Default have occurred and are continuing under
                  Section 13.1.5 of the Credit Agreement due to the failure of the Borrowers to timely comply with the provisions of Section
                  11.1.1 and 11.1.3 of the Credit Agreement in respect of the Fiscal Year ended December 31, 2000;

         3.       Events of Default have occurred and are continuing under
                  Section 13.1.5 of the Credit Agreement due to the failure of the Borrowers to timely comply with the provisions of clauses
                  (a) and (f) of Section 11.1.5 of the Credit Agreement in respect of the Events of Default otherwise described herein;

         4.       Events of Default have occurred and are continuing under
                  Section 13.1.2 of the Credit Agreement due to the existence of various events of defaults and defaults under the Prairie Subordinated Debt Documents on or before the date hereof;

         5.       Events of Default have occurred and are continuing under
                  Section 13.1.5 of the Credit Agreement due to the failure of the Borrowers to timely comply with the provisions of Sections 11.10(ii), 11.27 and 12.3.8 of the Credit Agreement due to the making of a payment by the Borrowers in respect of the Krane Earnout without complying with such provisions;

         6.       an Event of Default has occurred and is continuing under
                  Section 13.1.1 of the Credit Agreement due to the failure of the Borrowers to timely comply with the provisions of Section 6.2.2(iv) in respect of the fiscal year of the Borrowers ending December 31, 2000; and

         7.       an Event of Default has occurred and is continuing under
                  Section 13.1.5 of the Credit Agreement due to the failure of the Borrowers to comply with the terms of Section 11.6.1 of the Credit Agreement for the Computation Period ended June 30, 2001.

Reference to the foregoing Events of Default shall not be deemed to waive, or otherwise construed as waiving or otherwise addressing, any other Event of Default that has occurred, may exist or hereafter may occur or to establish a custom or course of dealing.